RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                   Depositor,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                               JPMORGAN CHASE BANK

                                     Trustee




                         POOLING AND SERVICING AGREEMENT

                            Dated as of July 1, 2004




                 Mortgage Asset-Backed Pass-Through Certificates

                                 Series 2004-RS7


                                      TABLE OF CONTENTS



                                          ARTICLE I

                                         DEFINITIONS
        Section 1.01. Definitions............................................................5
               Accrued Certificate Interest..................................................5
               Adjusted Mortgage Rate........................................................6
               Adjustment Date...............................................................6
               Advance.......................................................................6
               Affiliate.....................................................................6
               Agreement.....................................................................6
               Amount Held for Future Distribution...........................................6
               Appraised Value...............................................................6
               Assignment....................................................................7
               Assignment Agreement..........................................................7
               Bankruptcy Code...............................................................7
               Book-Entry Certificate........................................................7
               Business Day..................................................................7
               Capitalization Reimbursement Amount...........................................7
               Cash Liquidation..............................................................7
               Certificate...................................................................7
               Certificate Account...........................................................7
               Certificate Account Deposit Date..............................................7
               Certificateholder or Holder...................................................8
               Certificate Insurer Premium...................................................8
               Certificate Insurer Premium Modified Rate.....................................8
               Certificate Insurer Premium Rate..............................................8
               Certificate Owner.............................................................9
               Certificate Principal Balance.................................................9
               Certificate Register and Certificate Registrar................................9
               Class.........................................................................9
               Class A Certificates..........................................................9
               Class A-I Certificates........................................................9
               Class A-I Interest Distribution Amount........................................9
               Class A-I Overcollateralization Deficiency Amount............................10
               Class A-I-1 Certificate......................................................10
               Class A-I-1 Margin...........................................................10
               Class A-I-2 Certificate......................................................10
               Class A-I-3 Certificate......................................................10
               Class A-I-4 Certificate......................................................10


                                              i




               Class A-I-5 Certificate......................................................10
               Class A-I-6 Certificate......................................................11
               Class A-I-6 Lockout Distribution Amount......................................11
               Class A-I-6 Lockout Percentage...............................................11
               Class A-I-6 Pro Rata Distribution Amount.....................................11
               Class A-II Certificate.......................................................11
               Class A-II Overcollateralization Deficiency Amount...........................11
               Class A-II-A Certificate.....................................................12
               Class A-II-B Certificate.....................................................12
               Class A-II-B1 Certificate....................................................12
               Class A-II-B2 Certificate....................................................12
               Class A-II Interest Distribution Amount......................................12
               Class A-II Margin............................................................13
               Class A-II-A Principal Distribution Amount...................................13
               Class A-II-B Principal Distribution Amount...................................13
               Class A-III Accrued Certificate Interest Shortfall...........................13
               Class A-III Certificate......................................................13
               Class A-III Interest Distribution Amount.....................................13
               Class A-III Overcollateralization Deficiency Amount..........................14
               Class R Certificate..........................................................14
               Class R-I Certificate........................................................14
               Class R-II Certificate.......................................................14
               Class R-III Certificate......................................................14
               Class R-IV Certificate.......................................................14
               Class SB Certificates........................................................14
               Class SB-I Certificate.......................................................14
               Class SB-II Certificate......................................................14
               Closing Date.................................................................15
               Code.........................................................................15
               Commission...................................................................15
               Corporate Trust Office.......................................................15
               Corresponding Class..........................................................15
               Curtailment..................................................................15
               Custodial Account............................................................15
               Custodial Agreement..........................................................15
               Custodian....................................................................15
               Cut-off Date.................................................................15
               Cut-off Date Principal Balance...............................................15
               Debt Service Reduction.......................................................15
               Deficiency Amount............................................................16
               Deficient Valuation..........................................................16
               Definitive Certificate.......................................................16
               Deleted Mortgage Loan........................................................16


                                              ii




               Delinquent...................................................................16
               Depository...................................................................17
               Depository Participant.......................................................17
               Destroyed Mortgage Note......................................................17
               Determination Date...........................................................17
               Disqualified Organization....................................................17
               Distribution Date............................................................17
               Due Date.....................................................................18
               Due Period...................................................................18
               Eligible Account.............................................................18
               Eligible Master Servicing Compensation.......................................18
               ERISA........................................................................18
               Event of Default.............................................................18
               Excess Realized Loss.........................................................18
               Exchange Act.................................................................19
               Fannie Mae...................................................................19
               FASIT........................................................................19
               FDIC.........................................................................19
               FHA..........................................................................19
               Final Certification..........................................................19
               Final Distribution Date......................................................19
               Final Scheduled Distribution Date............................................19
               Fitch........................................................................19
               Foreclosure Profits..........................................................19
               Freddie Mac..................................................................20
               Gross Margin.................................................................20
               Group I Available Distribution Amount........................................20
               Group II Available Distribution Amount.......................................20
               Group I Cumulative Insurance Payments........................................21
               Group I Cut-off Date Balance.................................................22
               Group II Cut-off Date Balance................................................22
               Group I Diverted Excess Spread...............................................22
               Group II Diverted Excess Spread..............................................22
               Group I Excess Cash Flow.....................................................22
               Group II Excess Cash Flow....................................................22
               Group I Excess Loss..........................................................22
               Group II/III Excess Loss.....................................................23
               Group I Excess Overcollateralization Amount..................................23
               Group II Excess Overcollateralization Amount.................................23
               Group I Loan.................................................................23
               Group II Loan................................................................23
               Group III Loan...............................................................23
               Group II-A Loan..............................................................23


                                             iii




               Group II-B Loan..............................................................23
               Group II-A Basis Risk Shortfall..............................................23
               Group II-A Basis Risk Shortfall Carry-Forward Amount.........................24
               Group II-B Basis Risk Shortfall..............................................24
               Group II-B Basis Risk Shortfall Carry-Forward Amount.........................24
               Group II Marker Rate.........................................................24
               Group I Net WAC Cap Rate.....................................................24
               Group II Net WAC Cap Rate....................................................25
               Group I Net WAC Cap Shortfall Carry-Forward Amount...........................25
               Group I Optional Termination Date............................................25
               Group II/III Optional Termination Date.......................................25
               Group I Overcollateralization Amount.........................................25
               Group II Overcollateralization Amount........................................25
               Group I Overcollateralization Increase Amount................................26
               Group II Overcollateralization Increase Amount...............................26
               Group I Overcollateralization Reduction Amount...............................26
               Group II Overcollateralization Reduction Amount..............................26
               Group I Pool Stated Principal Balance........................................27
               Group II Pool Stated Principal Balance.......................................27
               Group I Principal Distribution Amount........................................27
               Group II Principal Allocation Amount.........................................28
               Group II Principal Distribution Amount.......................................28
               Group I Principal Remittance Amount..........................................30
               Group II Principal Remittance Amount.........................................30
               Group I Required Overcollateralization Amount................................30
               Independent..................................................................33
               Index........................................................................33
               Initial Certificate Principal Balance........................................33
               Insurance Account............................................................34
               Insurance Agreement..........................................................34
               Insurance Proceeds...........................................................34
               Insured Payment..............................................................34
               Insurer......................................................................34
               Insurer Account..............................................................34
               Insurer Default..............................................................34
               Interest Accrual Period......................................................34
               Interim Certification........................................................35
               Interested Person............................................................35
               Late Collections.............................................................35
               Late Payment Rate............................................................35
               LIBOR........................................................................35
               LIBOR Business Day...........................................................35
               LIBOR Rate Adjustment Date...................................................35


                                              iv




               Limited Repurchase Right Holder..............................................35
               Liquidation Proceeds.........................................................35
               Loan Group...................................................................35
               Loan-to-Value Ratio..........................................................35
               Maturity Date................................................................36
               Maximum Group II Rate........................................................36
               Maximum Mortgage Rate........................................................36
               Maximum Net Mortgage Rate....................................................36
               MERS.........................................................................36
               MERS(R)System................................................................36
               MIN..........................................................................36
               Minimum Mortgage Rate........................................................36
               Modified Mortgage Loan.......................................................36
               Modified Net Mortgage Rate...................................................36
               MOM Loan.....................................................................36
               Monthly Payment..............................................................36
               Moody's......................................................................37
               Mortgage.....................................................................37
               Mortgage File................................................................37
               Mortgage Loan Schedule.......................................................37
               Mortgage Loans...............................................................38
               Mortgage Note................................................................38
               Mortgage Rate................................................................38
               Mortgaged Property...........................................................38
               Mortgagor....................................................................39
               Net Mortgage Rate............................................................39
               Non-Primary Residence Loans..................................................39
               Non-United States Person.....................................................39
               Nonrecoverable Advance.......................................................39
               Nonsubserviced Mortgage Loan.................................................39
               Note Margin..................................................................39
               Notice.......................................................................39
               Officers' Certificate........................................................39
               Opinion of Counsel...........................................................40
               Outstanding Mortgage Loan....................................................40
               Overcollateralization Floor..................................................40
               Ownership Interest...........................................................40
               Pass-Through Rate............................................................40
               Paying Agent.................................................................41
               Percentage Interest..........................................................41
               Periodic Cap.................................................................41
               Permitted Investments........................................................41
               Permitted Transferee.........................................................43


                                              v




               Person.......................................................................43
               Policy.......................................................................43
               Prepayment Assumption........................................................43
               Prepayment Interest Shortfall................................................43
               Prepayment Period............................................................43
               Primary Insurance Policy.....................................................43
               Principal Prepayment.........................................................43
               Principal Prepayment in Full.................................................43
               Program Guide................................................................44
               Purchase Price...............................................................44
               Qualified Insurer............................................................44
               Qualified Substitute Mortgage Loan...........................................44
               Rating Agency................................................................45
               Realized Loss................................................................45
               Record Date..................................................................46
               Regular Certificates.........................................................46
               Regular Interest.............................................................46
               Relief Act...................................................................46
               Relief Act Shortfalls........................................................46
               REMIC........................................................................46
               REMIC Administrator..........................................................46
               REMIC I......................................................................46
               REMIC I Regular Interest.....................................................46
               REMIC I Regular Interest A...................................................46
               REMIC II.....................................................................47
               REMIC II Regular Interest B..................................................47
               REMIC II Regular Interest A-III-IO...........................................47
               REMIC II Regular Interest A-III-OC...........................................47
               REMIC II Regular Interest A-III-PO...........................................47
               REMIC III....................................................................47
               REMIC III Group I Diverted Excess Spread.....................................47
               REMIC III Group II Diverted Excess Spread....................................47
               REMIC III Group I Interest Loss Allocation Amount............................47
               REMIC III Group II Interest Loss Allocation Amount...........................48
               REMIC III Group I Overcollateralized Amount..................................48
               REMIC III Group II Overcollateralized Amount.................................48
               REMIC III Group I Principal Loss Allocation Amount...........................48
               REMIC III Group II Principal Loss Allocation Amount..........................48
               REMIC III Group I Regular Interests..........................................48
               REMIC III Group II Regular Interests.........................................48
               REMIC III Group I Required Overcollateralization Amount......................48
               REMIC III Group II Required Overcollateralized Amount........................48
               REMIC III Regular Interests..................................................49


                                              vi




               REMIC III Regular Interest I-AA..............................................49
               REMIC III Regular Interest A-I-1.............................................49
               REMIC III Regular Interest A-I-2.............................................49
               REMIC III Regular Interest A-I-3.............................................49
               REMIC III Regular Interest A-I-4.............................................49
               REMIC III Regular Interest A-I-5.............................................49
               REMIC III Regular Interest A-I-6.............................................49
               REMIC III Regular Interest I-ZZ..............................................49
               REMIC III Regular Interest II-AA.............................................49
               REMIC III Regular Interest A-II-A............................................50
               REMIC III Regular Interest A-II-B1...........................................50
               REMIC III Regular Interest A-II-B2...........................................50
               REMIC III Regular Interest A-III.............................................50
               REMIC III Regular Interest A-III-IO..........................................50
               REMIC III Regular Interest A-III-OC..........................................50
               REMIC III Regular Interest A-III-PO..........................................50
               REMIC III Regular Interest I-ZZ Maximum Interest Deferral Amount.............50
               REMIC III Regular Interest II-ZZ Maximum Interest Deferral Amount............51
               REMIC IV.....................................................................51
               REMIC Provisions.............................................................51
               REO Acquisition..............................................................51
               REO Disposition..............................................................51
               REO Imputed Interest.........................................................51
               REO Proceeds.................................................................51
               REO Property.................................................................52
               Reportable Modified Mortgage Loan............................................52
               Repurchase Event.............................................................52
               Request for Release..........................................................52
               Required Insurance Policy....................................................52
               Reserve Fund.................................................................52
               Reserve Fund Deposit.........................................................52
               Reserve Fund Residual Right..................................................52
               Residential Funding..........................................................52
               Responsible Officer..........................................................52
               Servicing Accounts...........................................................53
               Servicing Advances...........................................................53
               Servicing Fee................................................................53
               Servicing Fee Rate...........................................................53
               Servicing Modification.......................................................53
               Servicing Officer............................................................53
               Servicing Trigger............................................................53
               Standard & Poor's............................................................54
               Startup Date.................................................................54


                                             vii




               Stated Principal Balance.....................................................54
               Sub-Group....................................................................54
               Subordination................................................................54
               Subsequent Recoveries........................................................54
               Subserviced Mortgage Loan....................................................55
               Subservicer..................................................................55
               Subservicer Advance..........................................................55
               Subservicing Account.........................................................55
               Subservicing Agreement.......................................................55
               Subservicing Fee.............................................................55
               Subservicing Fee Rate........................................................55
               Tax Returns..................................................................55
               Transfer.....................................................................55
               Transferee...................................................................56
               Transferor...................................................................56
               Trust Fund...................................................................56
               Uniform Single Attestation Program for Mortgage Bankers......................56
               REMIC IV Regular Interest....................................................56
                Class A-III-OC REMIC IV Regular Interest....................................57
               Uncertificated Class A-III-PO REMIC IV Regular Interest......................57
               Uncertificated Class SB-II REMIC IV Regular Interest.........................57
               Uncertificated Pass-Through Rate.............................................57
               Uncertificated Principal Balance.............................................57
               Uncertificated Regular Interests.............................................57
               Uncertificated REMIC II Pass-Through Rate....................................57
               Uncertificated REMIC III Pass-Through Rate...................................58
               Uninsured Cause..............................................................58
               United States Person.........................................................58
               VA...........................................................................58
               Voting Rights................................................................58
        Section 1.02. Determination of LIBOR................................................59



                                          ARTICLE II

                                CONVEYANCE OF MORTGAGE LOANS;
                              ORIGINAL ISSUANCE OF CERTIFICATES
        Section 2.01. Conveyance of Mortgage Loans..........................................61
        Section 2.02. Acceptance by Trustee.................................................64
        Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the
                      Depositor.............................................................65
        Section 2.04. Representations and Warranties of Residential Funding.................68


                                             viii




        Section 2.05. Execution and Authentication of Certificates; Conveyance of Uncertificated
                      REMIC Regular Interests...............................................70



                                         ARTICLE III

                        ADMINISTRATION AND SERVICING OF MORTGAGE LOANS
        Section 3.01. Master Servicer to Act as Servicer....................................71
        Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers;
                      Enforcement of Subservicers' Obligations..............................72
        Section 3.03. Successor Subservicers................................................73
        Section 3.04. Liability of the Master Servicer......................................74
        Section 3.05. No Contractual Relationship Between Subservicer and Trustee or
                      Certificateholders....................................................74
        Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee.......74
        Section 3.07. Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account75
        Section 3.08. Subservicing Accounts; Servicing Accounts.............................77
        Section 3.09. Access to Certain Documentation and Information Regarding the Mortgage Loans
                       .....................................................................79
        Section 3.10. Permitted Withdrawals from the Custodial Account......................79
        Section 3.11. Maintenance of Primary Insurance Coverage.............................81
        Section 3.12. Maintenance of Fire Insurance and Omissions and Fidelity Coverage.....81
        Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements;
                      Certain Assignments...................................................83
        Section 3.14. Realization Upon Defaulted Mortgage Loans.............................85
        Section 3.15. Trustee to Cooperate; Release of Mortgage Files.......................87
        Section 3.16. Servicing and Other Compensation; Eligible Master Servicing Compensation
                       .....................................................................88
        Section 3.17. Reports to the Trustee and the Depositor..............................90
        Section 3.18. Annual Statement as to Compliance.....................................90
        Section 3.19. Annual Independent Public Accountants' Servicing Report...............91
        Section 3.20. Right of the Depositor in Respect of the Master Servicer..............91



                                          ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS
        Section 4.01. Certificate Account...................................................93
        Section 4.02. Distributions.........................................................94
        Section 4.03. Statements to Certificateholders; Statements to Rating Agencies; Exchange Act
                      Reporting............................................................109


                                              ix




        Section 4.04. Distribution of Reports to the Trustee and the Depositor; Advances by the Master
                      Servicer.............................................................113
        Section 4.05. Allocation of Realized Losses........................................114
        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property........119
        Section 4.07. Optional Purchase of Defaulted Mortgage Loans........................119
        Section 4.08. Limited Mortgage Loan Repurchase Right...............................119
        Section 4.09. Distribution of Group I Net WAC Cap Shortfall Carry-Forward Amounts, Group
                      II-A Basis Risk Shortfall Carry-Forward Amounts and Group II-B Basis Risk
                      Shortfall Carry-Forward Amounts; Reserve Fund........................120
        Section 4.10. The Policies.........................................................121



                                          ARTICLE V

                                       THE CERTIFICATES
        Section 5.01. The Certificates.....................................................125
        Section 5.02. Registration of Transfer and Exchange of Certificates................127
        Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates....................132
        Section 5.04. Persons Deemed Owners................................................132
        Section 5.05. Appointment of Paying Agent..........................................133



                                          ARTICLE VI

                            THE DEPOSITOR AND THE MASTER SERVICER
        Section 6.01. Respective Liabilities of the Depositor and the Master Servicer......134
        Section 6.02. Merger or Consolidation of the Depositor or the Master Servicer; Assignment of
                      Rights and Delegation of Duties by Master Servicer...................134
        Section 6.03. Limitation on Liability of the Depositor, the Master Servicer and Others
                       ....................................................................135
        Section 6.04. Depositor and Master Servicer Not to Resign..........................136
        Section 7.01. Events of Default....................................................137
        Section 7.02. Trustee or Depositor to Act; Appointment of Successor................139
        Section 7.03. Notification to Certificateholders...................................141
        Section 7.04. Waiver of Events of Default..........................................141
        Section 7.05. Servicing Trigger; Removal of Master Servicer........................141





                                              x




                                         ARTICLE VIII

                                    CONCERNING THE TRUSTEE
        Section 8.01. Duties of Trustee....................................................143
        Section 8.02. Certain Matters Affecting the Trustee................................144
        Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans................146
        Section 8.04. Trustee May Own Certificates.........................................146
        Section 8.05. Master Servicer to Pay Trustee's Fees and Expenses; Indemnification
                       ....................................................................147
        Section 8.06. Eligibility Requirements for Trustee.................................148
        Section 8.07. Resignation and Removal of the Trustee...............................148
        Section 8.08. Successor Trustee....................................................149
        Section 8.09. Merger or Consolidation of Trustee...................................150
        Section 8.10. Appointment of Co-Trustee or Separate Trustee........................150
        Section 8.11. Appointment of Custodians............................................151



                                          ARTICLE IX

                                         TERMINATION
        Section 9.01. Termination Upon Purchase by the Master Servicer or Liquidation of All
                      Mortgage Loans.......................................................152
        Section 9.02. Additional Termination Requirements..................................155



                                          ARTICLE X

                                       REMIC PROVISIONS
        Section 10.01.REMIC Administration.................................................157
        Section 10.02.Master Servicer, REMIC Administrator and Trustee Indemnification
                       ....................................................................161



                                          ARTICLE XI

                                   MISCELLANEOUS PROVISIONS
        Section 11.01.Amendment............................................................162
        Section 11.02.Recordation of Agreement; Counterparts...............................165
        Section 11.03.Limitation on Rights of Certificateholders...........................165
        Section 11.04.Governing Law........................................................166


                                              xi




        Section 11.05. Notices.............................................................166
        Section 11.06.Notices to Rating Agencies and the Insurer...........................166
        Section 11.07.Severability of Provisions...........................................168
        Section 11.08.Supplemental Provisions for Resecuritization.........................168
        Section 11.09.Rights of the Insurer................................................169
        Section 11.10.Third Party Beneficiary..............................................169


Exhibit A      Form of Class A Certificate
Exhibit B      [Reserved]
Exhibit C      Form of Class SB Certificate
Exhibit D      Form of Class R Certificate
Exhibit E      Form of Custodial Agreement
Exhibit F-1    Group I Loan Schedule
Exhibit F-2    Group II-A Loan Schedule
Exhibit F-3    Group II-B Loan Schedule
Exhibit F-4    Group III Loan Schedule
Exhibit G      Forms of Request for Release
Exhibit H-1    Form of Transfer Affidavit and Agreement
Exhibit H-2    Form of Transferor Certificate
Exhibit I      Form of Investor Representation Letter
Exhibit J      Form of Transferor Representation Letter
Exhibit K      Text of Amendment to Pooling and Servicing Agreement Pursuant to
               Section 11.01(e) for
               a Limited Guaranty
Exhibit L      Form of Limited Guaranty
Exhibit M      Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N      Form of Rule 144A Investment Representation
Exhibit O      [Reserved]
Exhibit P      [Reserved]
Exhibit Q-1    Group I Certificate Guaranty Insurance Policy
Exhibit Q-2    Group II/III Certificate Guaranty Insurance Policy
Exhibit R-1    Form 10-K Certification
Exhibit R-2    Form 10-K Back-up Certification
Exhibit S      Information to be Provided by the Master Servicer to the Rating
               Agencies Relating to
               Reportable Modified Mortgage Loans

        This Pooling and Servicing Agreement, effective as of July 1, 2004, among RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as the depositor (together with its permitted successors and assigns, the "Depositor"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and JPMORGAN CHASE BANK, a New York banking corporation, as trustee (together with its permitted successors and assigns, the "Trustee").

                                    PRELIMINARY STATEMENT:

        The Depositor intends to sell mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in sixteen classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein).

                                           REMIC I

        As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the Group I Loans and certain other related assets (exclusive of the Reserve Fund) subject to this Agreement as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." The Class R-I Certificates will represent the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "Uncertificated REMIC I Pass-Through Rate") and initial Uncertificated Principal Balance for "regular interest" in REMIC I (the "REMIC I Regular Interest"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for the REMIC I Regular Interest shall be the 360th Distribution Date. The REMIC I Regular Interest will not be certificated.


                      Uncertificated REMIC I    Uncertificated REMIC I     Latest Possible
     DESIGNATION         Pass-Through Rate        Principal Balance         Maturity Date
   REMIC I Regular          Variable(1)            $400,000,176.79          July 25, 2034
     Interest A


 _______________
(1) Calculated as provided in the definition of Uncertificated REMIC I Pass-Through Rate.

                                           REMIC II

        As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the Group II Loans and the Group III Loans and certain other related assets (exclusive of the Reserve Fund) subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC II." The Class R-II Certificates will represent the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "Uncertificated REMIC II Pass-Through Rate") and initial Uncertificated Principal Balance for the "regular interests" in REMIC II (the "REMIC II Regular Interests"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for the REMIC II Regular Interests shall be the 360th Distribution Date. The REMIC II Regular Interest will not be certificated.


                      Uncertificated REMIC II   Uncertificated REMIC II     Latest Possible
    DESIGNATION          Pass-Through Rate         Principal Balance         Maturity Date
  REMIC II Regular          Variable(1)             $665,000,338.27          July 25 ,2034
     Interest B
  REMIC II Regular             0.00%                $124,375,000.00          July 25 ,2034
 Interest A-III-PO
  REMIC II Regular          Variable(1)                   (2)                July 25 ,2034
 Interest A-III-IO
  REMIC II Regular             0.00%                  $625,224.09            July 25 ,2034
 Interest A-III-OC

_______________
(1) Calculated as provided in the definition of Uncertificated REMIC II Pass-Through Rate.
(2) REMIC II Regular Interest A-III-IO will not have an Uncertificated Principal Balance but will have a notional amount calculated as provided in the definition of Uncertificated Notional Amount.


                                          REMIC III

        As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the REMIC I Regular Interest and the REMIC II Regular Interests and certain other related assets (exclusive of the Reserve Fund) subject to this Agreement as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC III." The Class R-III Certificates will represent the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "Uncertificated REMIC III Pass-Through Rate") and initial Uncertificated Principal Balance for each of the "regular interests" in REMIC III (the "REMIC III Regular Interests"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for each REMIC III Regular Interest shall be the 360th Distribution Date. None of the REMIC III Regular Interests will be certificated.

                                 Uncertificated
              Uncertificated REMIC III   REMIC III Principal     Latest Possible
 DESIGNATION      Pass-Through Rate            Balance             Maturity Date
    I-AA             Variable(1)               $392,000,173.25     July 25, 2034
    A-I-1            Variable(1)                 $1,300,760.00     July 25, 2034
    A-I-2            Variable(1)                   $407,380.00     July 25, 2034
    A-I-3            Variable(1)                   $467,010.00     July 25, 2034
    A-I-4            Variable(1)                   $871,550.00     July 25, 2034
    A-I-5            Variable(1)                   $553,300.00     July 25, 2034
    A-I-6            Variable(1)                   $400,000.00     July 25, 2034
    I-ZZ             Variable(1)                 $4,000,003.54     July 25, 2034
    II-AA            Variable(1)               $651,700,331.50     July 25, 2034
   A-II-A            Variable(1)                 $3,469,900.00     July 25, 2034
   A-II-B1           Variable(1)                 $1,528.970.00     July 25, 2034
   A-II-B2           Variable(1)                 $1,593,940.00     July 25, 2034
    II-ZZ            Variable(1)                 $6,707,196.77     July 25, 2034
  A-III-PO              0.00%                  $124,375,000.00     July 25, 2034
  A-III-IO           Variable(1)                 (2)               July 25, 2034
  A-III-OC              0.00%                      $625,224.09     July 25, 2034

_______________
(1) Calculated as provided in the definition of Uncertificated REMIC III Pass-Through Rate.
(2) REMIC III Regular Interest A-III-IO will not have an Uncertificated Principal Balance but will have a notional amount calculated as provided in the definition of Uncertificated Notional Amount.




                                           REMIC IV

        As provided herein, the REMIC Administrator will elect to treat the segregated pool of assets consisting of the REMIC III Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as REMIC IV. The Class R-IV Certificates will represent the sole class of "residual interests" in REMIC IV for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, Pass-Through Rate, aggregate Initial Certificate Principal Balance, certain features, Final Scheduled Distribution Date and initial ratings for each Class of Certificates comprising the interests representing "regular interests" in REMIC IV and the Class R Certificates. The "latest possible maturity date" (determined solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for each Class of REMIC IV Regular Certificates shall be the 360th Distribution Date.





                                         AGGREGATE
                                          INITIAL
                                        CERTIFICATE
                         PASS-THROUGH    PRINCIPAL      FEATURES   FINAL SCHEDULED
DESIGNATION     TYPE         RATE         BALANCE                  DISTRIBUTION DATE INITIAL RATINGS(4)
                                                                                     S&P   MOODY'S
Class A-I-1    Senior   Adjustable(1)   $130,076,000.00    Senior    August 25, 2022   AAA     Aaa
Class A-I-2    Senior       4.000%      $ 40,738,000.00    Senior    September 25, 2025AAA     Aaa
Class A-I-3    Senior       4.450%      $ 46,701,000.00    Senior     July 25, 2028    AAA     Aaa
Class A-I-4    Senior     5.350%(1)     $ 87,155,000.00    Senior     June 25, 2032    AAA     Aaa
Class A-I-5    Senior    5.900%(1)(2)   $ 55,330,000.00    Senior     July 25, 2034    AAA     Aaa
Class A-I-6    Senior     5.220%(1)     $ 40,000,000.00    Senior     July 25, 2034    AAA     Aaa
Class A-II-A   Senior   Adjustable(1)(2)$346,990,000.00    Senior     July 25, 2034    AAA     Aaa
Class A-II-B(1)Senior   Adjustable(1)(2)$152,897,000.00    Senior     March 25, 2027   AAA     Aaa
Class A-II-B(2)Senior   Adjustable(1)(2)$159,394,000.00    Senior     July 25, 2034    AAA     Aaa
Class A-III(4) Senior      Variable     $124,375,000.00    Senior     July 25, 2034    AAA     Aaa
 Class SB-I   Subordinate Variable(3)   $               Subordinate        N/A         N/R     N/R
Class SB-II(5)Subordinate Variable(3)   $  6,344,562.36 Subordinate        N/A         N/R     N/R
 Class R-I    Residual       N/A                  N/A   Residual         N/A         N/R     N/R
 Class R-II   Residual       N/A                  N/A   Residual         N/A         N/R     N/R
Class R-III   Residual       N/A                  N/A   Residual         N/A         N/R     N/R
 Class R-IV   Residual       N/A                  N/A   Residual         N/A         N/R     N/R

_______________
(1) Subject to a cap as described in the definition of "Pass-Through Rate" herein. Calculated in accordance with the definition of "Pass-Through Rate" herein.
(2) On and after the second Distribution Date after the first possible Group I Optional Termination Date, the Pass-Through Rates on the Class A-I-5 Certificates will increase by a per annum rate equal to 0.50%. On and after the second Distribution Date after the first possible Group II/III Optional Termination Date, the margin on each of the Class A-II Certificates will double.
(3) The Class SB Certificates will accrue interest as described in the definition of Accrued Certificate Interest. The Class SB Certificates will not accrue interest on their Certificate Principal Balance.
(4) For federal income tax purposes the Class A-III Certificates will not be a regular interest in REMIC IV, but will represent ownership of two uncertificated regular interests in REMIC IV, Uncertificated Class A-III-PO REMIC IV Regular Interest and Uncertificated Class A-III-IO REMIC IV Regular Interest.
(5) For federal income tax purposes the Class SB-II Certificates will not be a regular interest in REMIC IV, but will represent ownership of two uncertificated regular interests in REMIC IV, Uncertificated Class A-III-OC REMIC IV Regular Interest and Uncertificated Class SB-II REMIC IV Regular Interest.


        The Group I Loans have an aggregate Cut-off Date Principal Balance equal to $400,000,176.79. The Group I Loans are fixed-rate, fully amortizing, first lien mortgage loans having terms to maturity at origination or modification of generally not more than 15 or 30 years. The Group II Loans have an aggregate Cut-off Date Principal Balance equal to $665,000,338.27. The Group II Loans are adjustable- rate, fully amortizing, first lien mortgage loans having terms to maturity at origination or modification of generally not more than 15 or 30 years. The Group III Loans have an aggregate Cut-off Date Principal Balance equal to $125,000,224.09. The Group III Loans are adjustable-rate, fully amortizing, first lien mortgage loans having terms to maturity at origination or modification of generally not more than 30 years.

        In  consideration  of  the  mutual  agreements  herein  contained,   the
Depositor, the Master Servicer and the Trustee agree as follows:

                                          ARTICLE I

                                         DEFINITIONS

        Section 1.01. Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accrued Certificate Interest: With respect to each Distribution Date and the Class A Certificates, interest accrued during the related Interest Accrual Period on its Certificate Principal Balance immediately prior to such Distribution Date at the related Pass-Through Rate less any of the following interest shortfalls from the Mortgage Loans in the related Loan Group, if any, allocated thereto for such Distribution Date, which include:

        (i) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) of Excess Realized Losses on the Group I Loans, Group II Loans and Group III Loans, respectively, to the extent allocated to the related Class A-I Certificates, Class A-II Certificates and Class A-III Certificates, as applicable, pursuant to Section 4.05 hereof;

        (ii) the interest portion of Advances previously made with respect to a Mortgage Loan or REO Property in the related Loan Group which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property that were made with respect to delinquencies that were ultimately determined to be Excess Realized Losses, and

        (iii) any other interest shortfalls on the Group I Loans, Group II Loans and Group III Loans, including interest that is not collectible from the Mortgagor for the related Due Period pursuant to the Relief Act or similar legislation or regulations as in effect from time to time, other than Prepayment Interest Shortfalls and the interest portion of Realized Losses, other than Excess Realized Losses, with all such reductions allocated on the Group I Loans to the Class A-I Certificates on a pro rata basis, allocated on the Group II Loans to the Class A-II Certificates on a pro rata basis and allocated on the Group III Loans to the Class A-III Certificates, in reduction of the Accrued Certificate Interest which would have resulted absent such reductions.

        With respect to each Distribution Date and the Class SB Certificates, interest accrued during the preceding Interest Accrual Period at the related Pass-Through Rate for that Distribution Date on the notional amount as specified in the definition of Pass-Through Rate, immediately prior to such Distribution Date in each case, reduced by any interest shortfalls with respect to the
Mortgage Loans in the related Loan Group including Prepayment Interest Shortfalls to the extent not covered by Eligible Master Servicing Compensation pursuant to Section 3.16 or by Group I or Group II Excess Cash Flow pursuant to Section

4.02(c) and Section 4.02(d). In addition, Accrued Certificate Interest with respect to each Distribution Date, as to the Class SB Certificates, shall be reduced by an amount equal to the interest portion of Realized Losses allocated to the Group I Overcollateralization Amount, Group II Overcollateralization Amount or Group III Overcollateralization Amount, as applicable, pursuant to
Section 4.05 hereof. Accrued Certificate Interest on the Class A-I Certificates (other than the Class A-I-1 Certificates), Class A-III Certificates and Class SB Certificates shall accrue on the basis of a 360-day year consisting of twelve 30-day months. Accrued Certificate Interest on the Class A-I-1 Certificates and Class A-II Certificates shall accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the related Subservicing Fee Rate.

        Adjustment Date: As to each adjustable rate Mortgage Loan, each date set forth in the related Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

        Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

        Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Subsequent Recoveries, REO Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04, 4.07 or 4.08 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds, REO Proceeds, Subsequent Recoveries and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the Due Date in the related Due Period.

        Appraised Value: As to any Mortgaged Property, one of the following: (i) the lesser of (a) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and
(b) the sales price of the Mortgaged Property at such time of origination, (ii) in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan, one of (1) the appraised value based upon the appraisal made at the time of origination of the loan which was refinanced or modified, (2) the appraised value determined in an appraisal made at the time of refinancing or modification or (3) the sales price of the Mortgaged Property, or (iii) with respect to the Mortgage Loans for which a broker's price opinion was obtained, the value contained in such opinion.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Depositor relating to the transfer and assignment of the Mortgage Loans.

        Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the States of New York, Minnesota, Illinois, Texas or Michigan (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

        Capitalization Reimbursement Amount: As to any Distribution Date and each Loan Group, the amount of unreimbursed Advances or Servicing Advances that were added to the Stated Principal Balance of the related Mortgage Loans during the preceding calendar month and reimbursed to the Master Servicer or
Subservicer pursuant to Section 3.10(a)(vii) on or prior to such Distribution Date.

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

        Certificate: Any Class A Certificate, Class SB Certificate or Class R Certificate.

        Certificate Account: The account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "JPMorgan Chase Bank, as trustee, in trust for the registered holders of Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2004-RS7" and which must be an Eligible Account. Any such account or accounts created and maintained subsequent to the Closing Date shall be subject to the approval of the Insurer, which approval shall not be unreasonably withheld.

        Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified
Organization nor a Non-United States Person shall be a holder of a Class R Certificate for any purpose hereof. Solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Depositor, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register. Unless otherwise indicated in this Agreement, the Custodial Agreement or the Assignment Agreement, whenever reference is made to the actions taken by the Trustee on behalf of the Certificateholders, such reference shall include the Insurer as long as there is no Insurer Default continuing.

        Certificate Insurer Premium: With respect to the Class A-I Certificates, the premium payable to the Insurer on each Distribution Date in an amount equal to one-twelfth of the product of the Certificate Insurer Premium Rate and the Certificate Principal Balance of the Class A-I Certificates immediately prior to such Distribution Date. With respect to the Class A-II Certificates, the premium payable to the Insurer on each Distribution Date in an amount equal to one-twelfth of the product of the Certificate Insurer Premium Rate and the Certificate Principal Balance of the Class A-II Certificates immediately prior to such Distribution Date. With respect to the Class A-III Certificates, the premium payable to the Insurer on each Distribution Date in an amount equal to one-twelfth of the product of the Certificate Insurer Premium Rate and the Certificate Principal Balance of the Class A-III Certificates immediately prior to such Distribution Date.

        Certificate Insurer Premium Modified Rate: With respect to any Group I Loan and any date of determination, the Certificate Insurer Premium Rate for the Class A-I Certificates times a fraction equal to (x) the aggregate Certificate Principal Balance of the Class A-I Certificates as of such date over (y) the aggregate Stated Principal Balance of the Group I Loans as of such date. With respect to any Group II Loan and any date of determination, the Certificate Insurer Premium Rate for the Class A-II Certificates times a fraction equal to
(x) the aggregate Certificate Principal Balance of the Class A-II Certificates as of such date over (y) the aggregate Stated Principal Balance of the Group II Loans as of such date. With respect to any Group III Loan and any date of determination, the Certificate Insurer Premium Rate for the Class A-III Certificates times a fraction equal to (x) the aggregate Certificate Principal Balance of the Class A-III Certificates as of such date over (y) the aggregate Stated Principal Balance of the Group III Loans as of such date.

        Certificate Insurer Premium Rate: With respect to each group of Mortgage Loans and each class of Class A Certificates and any date of determination, the per annum rate specified in the Insurance

Agreement with respect to the Class A-I, Class A-II or Class A-III Certificates, as applicable, for the purpose of calculating the related Certificate Insurer Premium.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate Principal Balance: With respect to any Class A Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof minus
(ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) (including such amounts paid pursuant to the Policies) and applied to reduce the Certificate Principal Balance thereof pursuant to Sections 4.02(c), 4.02(d) or 4.02(e) and
(y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05 (other than any such amounts included in an Insured Payment and paid pursuant to the Policies). With respect to each Class SB-I Certificate, on any date of determination, an amount equal to the Percentage Interest evidenced by such Certificate times an amount equal to (i) the excess, if any, of (A) the then aggregate Stated Principal Balance of the Group I Loans over (B) the then aggregate Certificate Principal Balance of the Class A-I Certificates then outstanding, plus (ii) any Group I Diverted Excess Spread and minus (iii) any Group II Diverted Excess Spread. With respect to each Class SB-II Certificate, on any date of determination, an amount equal to the Percentage Interest evidenced by such Certificate times an amount equal to (i) the excess, if any, of (A) the then aggregate Stated Principal Balance of the Group II Loans and the Group III Loans over (B) the then aggregate Certificate Principal Balance of the Class A-II Certificates and Class A-III Certificates, plus (ii) any Group II Diverted Excess Spread and minus (iii) any Group I Diverted Excess Spread. The Class R Certificates will not have a Certificate Principal Balance.

        Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

        Class: Collectively, all of the Certificates or uncertificated interests bearing the same designation.


        Class A Certificates: Any one of the Class A-I, Class A-II or Class A-III Certificates.

        Class A-I Certificates: Any one of the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5 or Class A-I-6 Certificates.

        Class A-I Interest Distribution Amount: With respect to each Class of Class A-I Certificates and any Distribution Date, the aggregate amount of Accrued Certificate Interest to be distributed to the holders of such Class of Class A-I Certificates for such Distribution Date, plus any related Accrued Certificate Interest remaining unpaid from any prior Distribution Date, less any related Prepayment Interest Shortfalls for such Distribution Date not covered by Eligible Master Servicing Compensation and any Relief Act Shortfalls for such Distribution Date, allocated among the Class A-I Certificates on a pro rata basis as described herein.

        Class A-I Overcollateralization Deficiency Amount: For any Distribution Date, if after giving effect to all distributions on that Distribution Date (without regard to any principal payments to be made under the Policies other than any payments in respect of Excess Realized Losses), the aggregate Certificate Principal Balance of the Class A-I Certificates exceeds the Stated Principal Balance of the Group I Loans on that Distribution Date, an amount equal to the excess, if any, of (a) the aggregate Certificate Principal Balance of the Class A-I Certificates after giving effect to all distributions to be made on that Distribution Date (without regard to any principal payments to be made under the Group I Policy) over (b) the aggregate Stated Principal Balance of the Group I Loans.

        Class A-I-1 Certificate: Any one of the Class A-I-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class SB-I Certificates and Class R-IV Certificates with respect to distributions and the allocation of Realized Losses in respect of Loan Group I as set forth in Section 4.05, and evidencing (i) an interest designated as a "regular interest" in REMIC IV for purposes of the REMIC Provisions and (ii) the right to receive the Group I Net WAC Cap Shortfall Carry-Forward Amount from the Reserve Fund.

        Class A-I-1 Margin: With respect to the Class A-I-1 Certificates and any Distribution Date, 0.170% per annum.

        Class A-I-2 Certificate: Any one of the Class A-I-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class SB-I Certificates and Class R-IV Certificates with respect to distributions and the allocation of Realized Losses in respect of Loan Group I as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC IV for purposes of the REMIC Provisions.

        Class A-I-3 Certificate: Any one of the Class A-I-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class SB-I Certificates and Class R-IV Certificates with respect to distributions and the allocation of Realized Losses in respect of Loan Group I as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC IV for purposes of the REMIC Provisions.

        Class A-I-4 Certificate: Any one of the Class A-I-4 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class SB-I Certificates and Class R-IV Certificates with respect to distributions and the allocation of Realized Losses in respect of Loan Group I as set forth in Section 4.05, and evidencing (i) an interest designated as a "regular interest" in REMIC IV for purposes of the REMIC Provisions and (ii) the right to receive the Group I Net WAC Cap Shortfall Carry-Forward Amount from the Reserve Fund.

        Class A-I-5 Certificate: Any one of the Class A-I-5 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class SB-I Certificates and Class R-IV Certificates with respect to distributions and the allocation of Realized Losses in respect of Loan Group I as set forth in Section 4.05, and evidencing (i) an interest designated as a "regular interest" in REMIC IV for purposes of the REMIC Provisions and (ii) the right to receive the Group I Net WAC Cap Shortfall Carry-Forward Amount from the Reserve Fund.

        Class A-I-6 Certificate: Any one of the Class A-I-6 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class SB-I Certificates and Class R-IV Certificates with respect to distributions and the allocation of Realized Losses in respect of Loan Group I as set forth in Section 4.05, and evidencing (i) an interest designated as a "regular interest" in REMIC IV for purposes of the REMIC Provisions and (ii) the right to receive the Group I Net WAC Cap Shortfall Carry-Forward Amount from the Reserve Fund.

        Class A-I-6 Lockout Distribution Amount: For any Distribution Date, the product of (x) the Class A-I-6 Lockout Percentage for that Distribution Date and
(y) the Class A-I-6 Pro Rata Distribution Amount for that Distribution Date. In no event shall the Class A-I-6 Lockout Distribution Amount for a Distribution Date exceed the Group I Principal Distribution Amount for that Distribution Date or the Certificate Principal Balance of the Class A-I-6 Certificates immediately prior to that Distribution Date.

        Class  A-I-6  Lockout  Percentage:   For  each  Distribution  Date,  the
applicable percentage set forth below:

        (i) for any Distribution Date from August 2004 through and including July 2007, 0%,

        (ii) for any Distribution Date from August 2007 through and including July 2009, 45%,

        (iii) for any Distribution Date from August 2009 through and including July 2010, 80%,

        (iv) for any Distribution Date from August 2010 through and including July 2011, 100%, and

        (v) for any Distribution Date on or after August 2011, 300%.

        Class A-I-6 Pro Rata Distribution Amount: For any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the Certificate Principal Balance of the Class A-I-6 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate Certificate Principal Balance of the Class A-I Certificates immediately prior to that Distribution Date and (y) the Group I Principal Distribution Amount for that Distribution Date.

        Class A-II Certificate: Any one of the Class A-II-A Certificates and Class A-II-B Certificates.

        Class A-II Overcollateralization Deficiency Amount: For any Distribution Date, if after giving effect to all distributions on that Distribution Date (without regard to any principal payments to be made under the Policies other than any payments in respect of Excess Realized Losses), the aggregate Certificate Principal Balance of the Class A-II Certificates exceeds the Stated Principal Balance of the Group II Loans on that Distribution Date, an amount equal to the excess, if any, of (a) the aggregate Certificate Principal Balance of the Class A-II Certificates after giving effect to all distributions to be made on that Distribution Date (without regard to any principal payments to be made under the Group II/III Policy) over (b) the aggregate Stated Principal Balance of the Group II Loans.

        Class A-II-A Certificate: Any one of the Class A-II-A Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class SB-II Certificates and Class R-IV Certificates with respect to distributions and the allocation of Realized Losses in respect of Loan Group II-A as set forth in
Section 4.05, and evidencing (i) an interest designated as a "regular interest" in REMIC IV for purposes of the REMIC Provisions and (ii) the right to receive the Group II-A Basis Risk Shortfall Carry-Forward Amount from the Reserve Fund.

        Class A-II-B Certificate: Any one of the Class A-II-B1 Certificates or Class A-II-B2 Certificates.

        Class A-II-B1 Certificate: Any one of the Class A-II-B1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class SB-II Certificates and Class R-IV Certificates with respect to distributions and the allocation of Realized Losses in respect of Loan Group II-B as set forth in
Section 4.05, and evidencing (i) an interest designated as a "regular interest" in REMIC IV for purposes of the REMIC Provisions and (ii) the right to receive the Group II-B Basis Risk Shortfall Carry-Forward Amount from the Reserve Fund.

        Class A-II-B2 Certificate: Any one of the Class A-II-B2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class SB-II Certificates and Class R-IV Certificates with respect to distributions and the allocation of Realized Losses in respect of Loan Group II-B as set forth in
Section 4.05, and evidencing (i) an interest designated as a "regular interest" in REMIC IV for purposes of the REMIC Provisions and (ii) the right to receive the Group II-B Basis Risk Shortfall Carry-Forward Amount from the Reserve Fund.

        Class A-II Interest Distribution Amount: With respect to each Class of Class A-II Certificates and any Distribution Date, the aggregate amount of Accrued Certificate Interest to be distributed to the holders of such Class of Class A-II Certificates for such Distribution Date, plus any related Accrued Certificate Interest thereon remaining unpaid from any prior Distribution Date, less any related Prepayment Interest Shortfalls for such Distribution Date not covered by Eligible Master Servicing Compensation and any Relief Act Shortfalls for such Distribution Date, allocated among the Class A-II Certificates in the amounts and priority as follows:

               (i) first, from the Interest Remittance Amount derived from the related Sub-Group;

               (ii) second, from the Interest Remittance Amount derived from the non-related Sub- Group after taking into account any payments in respect of interest on the other Class of Class A-II Certificates made in clause
        (i) above;

               (iii) third, from the Group II Principal Remittance Amount derived from the related Sub-Group; and

               (iv) fourth, from the Group II Principal Remittance Amount derived from the non-related Sub-Group after taking into account any payments in respect of interest on the other Class of Class A-II Certificates made in clause (iii) above.

        Class A-II Margin: With respect to the Class A-II-A Certificates, initially 0.310% per annum, and on any Distribution Date on or after the second Distribution Date after the first possible Group II/III Optional Termination Date, 0.620% per annum. With respect to the Class A-II-B1 Certificates, initially 0.150% per annum, and on any Distribution Date on or after the second Distribution Date after the first possible Group II/III Optional Termination Date, 0.300% per annum. With respect to the Class A-II-B2 Certificates, initially 0.330% per annum, and on any Distribution Date on or after the second Distribution Date after the first possible Group II/III Optional Termination Date, 0.660% per annum.

        Class A-II-A Principal Distribution Amount: On any Distribution Date, the Class A-II Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Group II Principal Allocation Amount related to the Group II-A Loans for such Distribution Date and the denominator of which is the Group II Principal Allocation Amount for all of the Group II Loans for such Distribution Date.

        Class A-II-B Principal Distribution Amount: On any Distribution Date, the Class A-II Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Group II Principal Allocation Amount related to the Group II-B Loans for such Distribution Date and the denominator of which is the Group II Principal Allocation Amount for all of the Group II Loans for such Distribution Date.

        Class A-III Accrued Certificate Interest Shortfall: On any Distribution Date, any Accrued Certificate Interest on the Class A-III Certificates which is not covered by the Available Distribution Amount for the Group III Loans on that Distribution Date.

        Class A-III Certificate: Any one of the Class A-III Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A and, for federal income tax purposes, evidencing ownership of Uncertificated Class A-III-PO REMIC IV Regular Interest and Uncertificated Class A-III-IO REMIC IV Regular Interest, each of which is designated as a "regular interest" in REMIC IV for purposes of the REMIC Provisions.

        Class A-III Interest Distribution Amount: With respect to the Class A-III Certificates and any Distribution Date, the aggregate amount of Accrued Certificate Interest to be distributed to the holders of the Class A-III Certificates for such Distribution Date, plus any related Accrued Certificate Interest remaining unpaid from any prior Distribution Date, less any related Prepayment Interest Shortfalls for such Distribution Date not covered by Eligible Master Servicing Compensation and any Relief Act Shortfalls for such Distribution Date.

        Class A-III Overcollateralization Deficiency Amount: For any Distribution Date, if after giving effect to all distributions on that Distribution Date (without regard to any principal payments to be made under the Policies other than any payments in respect of Excess Realized Losses), the aggregate Certificate Principal Balance of the Class A-III Certificates exceeds the Stated Principal Balance of the Group III Loans on that Distribution Date, an amount equal to the excess, if any, of (a) the aggregate Certificate Principal Balance of the Class A-III Certificates after giving effect to all distributions to be made on that Distribution Date (without regard to any principal payments to be made under the Group III Policy) over (b) the aggregate Stated Principal Balance of the Group III Loans.

        Class R Certificate: Any one of the Class R-I, Class R-II, Class R-III or Class R-IV Certificates.

        Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

        Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

        Class R-III Certificate: Any one of the Class R-III Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC III for purposes of the REMIC Provisions.

        Class R-IV Certificate: Any one of the Class R-IV Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC IV for purposes of the REMIC Provisions.

        Class SB Certificates: Any one of the Class SB-I and Class SB-II Certificates.

        Class SB-I Certificate: Any one of the Class SB-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C, subordinate to the Class A-I Certificates with respect to distributions and the allocation of Realized Losses in respect of Loan Group I as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC IV for purposes of the REMIC Provisions.

        Class SB-II Certificate: Any one of the Class SB-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C, subordinate to the Class A-II Certificates and Class A-III Certificates with respect to distributions and the allocation of Realized Losses in respect of Loan Group II and Loan Group III as set forth in Section 4.05, and evidencing ownership of Uncertificated Class A-III-OC REMIC IV Regular Interest and Uncertificated Class SB-II REMIC IV Regular Interest, each of which is designated as a "regular interest" in REMIC IV for purposes of the REMIC Provisions.

        Closing Date: July 29, 2004.

        Code: The Internal Revenue Code of 1986.

        Commission: The Securities and Exchange Commission.

        Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 4 New York Plaza, 6th Floor, New York, New York 10004,
Attention: Institutional Trust Services/Global Debt, RAMP, Series 2004-RS7.

        Corresponding Class: With respect to each REMIC III Regular Interest other than REMIC III Regular Interests I-AA, I-ZZ, II-AA and II-ZZ, the Certificate with the corresponding designation.

        Corresponding Interest: With respect to REMIC III Regular Interest A-III-PO and REMIC III Regular Interest A-III-OC, the Uncertificated Class A-III-PO REMIC IV Regular Interest and Uncertificated Class A-III-OC REMIC IV Regular Interest, respectively.

        Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates and for the Insurer, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in
Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the Depositor, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

        Custodian: A custodian appointed pursuant to a Custodial Agreement and reasonably acceptable to the Insurer.

        Cut-off Date: July 1, 2004.

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto (or due during the month of July 2004), whether or not received.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficiency Amount: With respect to the Class A-I Certificates as of any Distribution Date, (1) the excess, if any, of the Accrued Certificate Interest on the Class A-I Certificates for that Distribution Date over the Group I Available Distribution Amount on that Distribution Date, (2) any Excess Realized Losses on the Group I Loans, and (3) (i) with respect to any Distribution Date that is not the Distribution Date in July 2034, the Class A-I Overcollateralization Deficiency Amount, if any, for that Distribution Date and
(ii) on the Distribution Date in July 2034, the aggregate Certificate Principal Balance of the Class A-I Certificates (after giving effect to all distributions to be made thereon on that Distribution Date other than any portion thereof consisting of an Insured Payment payable as principal on the Class A-I Certificates). With respect to the Class A-II Certificates as of any Distribution Date, (1) the excess, if any, of the Accrued Certificate Interest on the Class A-II Certificates for that Distribution Date over the Group II Available Distribution Amount on that Distribution Date, (2) any Excess Realized Losses on the Group II Loans, and (3) (i) with respect to any Distribution Date that is not the Distribution Date in July 2034, the Class A-II Overcollateralization Deficiency Amount, if any, for that Distribution Date and
(ii) on the Distribution Date in July 2034, the aggregate Certificate Principal Balance of the Class A-II Certificates (after giving effect to all distributions to be made thereon on that Distribution Date other than any portion thereof consisting of an Insured Payment payable as principal on the Class A-II Certificates). With respect to the Class A-III Certificates and any Distribution Date, (1) the excess, if any, of the Accrued Certificate Interest on the Class A-III Certificates for that Distribution Date over the Group III Available Distribution Amount on that Distribution Date, (2) any Excess Realized Losses on the Group III Loans, and (3) (i) with respect to any Distribution Date that is not the Distribution Date in July 2034, the Class A-III Overcollateralization Deficiency Amount, if any, for that Distribution Date and (ii) on the Distribution Date in July 2034, the aggregate Certificate Principal Balance of the Class A-III Certificates (after giving effect to all distributions to be made thereon on that Distribution Date other than any portion thereof consisting of an Insured Payment payable as principal on the Class A-III Certificates). The Deficiency Amount does not include any Group I Net WAC Cap Shortfalls, Group II-A Basis Risk Shortfalls or Group II-B Basis Risk Shortfalls.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive Certificate: Any definitive, fully registered Certificate.

        Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on August 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

        Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: With respect to any Distribution Date, the 20th day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) and (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code. A Disqualified Organization also includes any "electing large partnership," as defined in Section 775(a) of the Code and any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership
Interest in a Class R Certificate by such Person may cause any REMIC or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R

Certificate   to  such  Person.   The  terms   "United   States",   "State"  and
"international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

        Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

        Due Period: With respect to any Distribution Date, the calendar month of such Distribution Date.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained in the corporate trust department of JPMorgan Chase Bank, or (B) an account or accounts maintained in the corporate asset services department of JPMorgan Chase Bank as long as its short term debt obligations are rated P-1 (or the equivalent) or better by each Rating Agency, and its long term debt obligations are rated A2 (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account, the Insurance Account and the Reserve Fund, a trust account or accounts maintained in the corporate trust division of JPMorgan Chase Bank, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Eligible Master Servicing Compensation: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full or Curtailments during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and
(b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and amounts payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi), in each case with respect to the related Loan Group; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of Section 7.02(a).

        ERISA: The Employee Retirement Income Security Act of 1974, as amended.

        Event of Default: As defined in Section 7.01.

        Excess Realized Loss: With respect to the Group I Loans, any Realized Loss on a Group I Loan to the extent that the amount of such Realized Loss, plus the aggregate amount of such Realized Losses on all of the Group I Loans since the Cut-off Date, is in excess of 12.00% of the Group I Cut-off Date Balance. With respect to the Group II Loans and Group III Loans, any Realized Loss on a Group II Loan or Group III Loan to the extent that the amount of such Realized Loss, plus the aggregate amount of such Realized Losses on all of the Group II Loans and Group III Loans since the Cut-off Date, is in excess of 25.00% of the sum of the Group II Cut-off Date Balance and Group III Cut-off Date Balance.

        Exchange Act: The Securities Exchange Act of 1934, as amended.

        Fannie Mae:  Fannie  Mae, a  federally  chartered  and  privately  owned
corporation   organized  and  existing  under  the  Federal  National   Mortgage
Association Charter Act, or any successor thereto.

        FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

       FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

        FHA: The Federal Housing Administration, or its successor.

        Final Certification: As defined in Section 2.02.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Final Scheduled Distribution Date: Solely for purposes of the face of the Certificates, as follows: with respect to the Class A-I-1 Certificates, August 25, 2022; with respect to the Class A-I-2 Certificates, September 25, 2025; with respect to the Class A-I-3 Certificates, July 25, 2028; with respect to the Class A-I-4 Certificates, June 25, 2032; with respect to the Class A-I-5 Certificates, July 25, 2034; with respect to the Class A-I-6 Certificates, July 25, 2034; with respect to the Class A-II-A Certificates, July 25, 2034; with respect to the Class A-II-B1 Certificates, March 25, 2027; with respect to the Class A-II-B2 Certificates, July 25, 2034; with respect to the Class A-III Certificates, July 25, 2034; with respect to the Class SB-I Certificates, July 25, 2034; and with respect to the Class SB-II Certificates, July 25, 2034. No event of default under this Agreement will arise or become applicable solely by reason of the failure to retire the entire Certificate Principal Balance of any Class of Class A Certificates on or before its Final Scheduled Distribution Date.

        Fitch: Fitch, Inc.

        Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

        Freddie Mac: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Gross Margin: As to each adjustable rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated in Exhibit F-2 hereto as the "NOTE MARGIN," which percentage is added to the related Index on each Adjustment Date to determine (subject to rounding in accordance with the related Mortgage Note, the Periodic Cap, the Maximum Mortgage Rate and the Minimum Mortgage Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

        Group I Available Distribution Amount: As to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Group I Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date, including any Subsequent Recoveries, and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans that are Group I Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date with respect to the Group I Loans, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to Section 3.12(a) in respect of the Group I Loans, (iv) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account pursuant to
Section 3.16(e) in respect of the Group I Loans, (v) any amount deposited in the Certificate Account pursuant to Section 4.07, 4.08 or 9.01 in respect of the Group I Loans and (vi) amounts on deposit in the Certificate Account in respect of an Insured Payment pursuant to Section 4.01(a) allocable to the Class A-I
Certificates, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) any payments or collections consisting of prepayment charges on the Group I Loans that were received during the related Prepayment Period, (x) the Amount Held for Future Distribution with respect to the Group I Loans, (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Group I Loans pursuant to clauses (ii)- (x), inclusive, of Section 3.10(a) and (z) the Certificate Insurer Premium payable with respect to the Class A-I Certificates on such Distribution Date.

        Group II Available Distribution Amount: As to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Group II Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date, including any Subsequent Recoveries, and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute

Mortgage Loans that are Group II Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date with respect to the Group II Loans, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to Section 3.12(a) in respect of the Group II Loans, (iv) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account pursuant to Section 3.16(e) in respect of the Group II Loans, (v) any amount deposited in the Certificate Account pursuant to Section 4.07, 4.08 or 9.01 in respect of the Group II Loans and (vi) amounts on deposit in the Certificate Account in respect of an Insured Payment pursuant to Section 4.01(a) allocable to the Class A-II Certificates, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of: (w) any payments or collections consisting of prepayment charges on the Group II Loans that were received during the related Prepayment Period, (x) the Amount Held for Future Distribution with respect to the Group II Loans, (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial
Account in respect of the Group II Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a) and (z) the Certificate Insurer Premium payable with respect to the Class A-II Certificates on such Distribution Date.

        Group III Available Distribution Amount: As to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Group III Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date, including any Subsequent Recoveries, and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans that are Group III Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date with respect to the Group III Loans, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to
Section 3.12(a) in respect of the Group III Loans, (iv) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account pursuant to Section 3.16(e) in respect of the Group III Loans, (v) any amount deposited in the Certificate Account pursuant to Section 4.07, 4.08 or 9.01 in respect of the Group III Loans and (vi) amounts on deposit in the Certificate Account in respect of an Insured Payment pursuant to Section 4.01(a) allocable to the Class A-III Certificates, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of: (w) any payments or collections consisting of prepayment charges on the Group III Loans that were received during the related Prepayment Period, (x) the Amount Held for Future Distribution with respect to the Group III Loans, (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Group III Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a) and
(z) the Certificate Insurer Premium payable with respect to the Class A-III Certificates on such Distribution Date.

        Group I Cumulative Insurance Payments: As of any time of determination, the aggregate amount of all Insured Payments previously paid by the Insurer under the Group I Policy in respect of the Class A-I Certificates (other than those attributable to Excess Realized Losses) minus (a) the aggregate of all payments previously made to the Insurer pursuant to Section 4.02(c) or 4.02(d) hereof as reimbursement for such Insured Payments, plus (b) interest thereon from the date such amounts became due until paid in full, at a rate of interest equal to the applicable Late Payment Rate.

        Group II Cumulative Insurance Payments: As of any time of determination, the aggregate amount of all Insured Payments previously paid by the Insurer under the Group II/III Policy in respect of the Class

A-II Certificates (other than those attributable to Excess Realized Losses) minus (a) the aggregate of all payments previously made to the Insurer pursuant to Section 4.02(c) or 4.02(d) hereof as reimbursement for such Insured Payments, plus (b) interest thereon from the date such amounts became due until paid in full, at a rate of interest equal to the applicable Late Payment Rate.

        Group III Cumulative Insurance Payments: As of any time of determination, the aggregate amount of all Insured Payments previously paid by the Insurer under the Group II/III Policy in respect of the Class A-III Certificates (other than those attributable to Excess Realized Losses) minus (a) the aggregate of all payments previously made to the Insurer pursuant to Section 4.02(c) or 4.02(d) hereof as reimbursement for such Insured Payments, plus (b) interest thereon from the date such amounts became due until paid in full, at a rate of interest equal to the applicable Late Payment Rate.

        Group I Cut-off Date Balance: $400,000,176.79.

        Group II Cut-off Date Balance: $665,000,338.27.

        Group III Cut-off Date Balance: $125,000,274.09.

        Group I Diverted Excess Spread: Any amount otherwise payable as Accrued Certificate Interest on the Class SB-I Certificate that, pursuant to Section 4.02(c), is used to increase the Group II Overcollateralization Amount or Group III Overcollateralization Amount or is used to offset Realized Losses on any Group II Loans or Group III Loans. Any reduction in the Group II Overcollateralization Amount or Group III Overcollateralization Amount shall first reduce the Group I Diverted Excess Spread until it is reduced to zero. In the event of a distribution in respect of a Group II Overcollateralization Reduction Amount or a Group III Overcollateralization Reduction Amount to the Class SB-I Certificates, such reduction shall be deemed to be applied to reduce any Group I Diverted Excess Spread. No interest will accrue on the Group I Diverted Excess Spread.

        Group II Diverted Excess Spread: Any amount otherwise payable as Accrued Certificate Interest on the Class SB-II Certificate that, pursuant to Section 4.02(d), is used to increase the Group I Overcollateralization Amount or the Group III Overcollateralization Amount or is used to offset Realized Losses on any Group I Loans or Group III Loans. Any reduction in the Group I Overcollateralization Amount or Group III Overcollateralization Amount shall first reduce the Group II Diverted Excess Spread until it is reduced to zero. In the event of a distribution in respect of a Group I Overcollateralization Reduction Amount or Group III Overcollateralization Reduction Amount to the Class SB-II Certificates such reduction shall be deemed to be applied to reduce any the Group II Diverted Excess Spread. No interest will accrue on the Group II Diverted Excess Spread.

        Group I Excess Cash Flow: With respect to the Group I Loans and any Distribution Date, an amount equal to the sum of (A) the excess of (i) the Group I Available Distribution Amount for that Distribution Date over (ii) the sum of
(a) the Class A-I Interest  Distribution  Amount for that  Distribution Date and
(b) the Group I Principal Remittance Amount for that Distribution Date and (B) the Group I Overcollateralization Reduction Amount, if any, for that Distribution Date.

        Group II Excess Cash Flow: With respect to the Group II Loans and any Distribution Date, an amount equal to the sum of (A) the excess of (i) the Group II Available Distribution Amount for that Distribution Date over (ii) the sum of
(a) the Class A-II Interest  Distribution  Amount for that Distribution Date and
(b) the Group II Principal Remittance Amount for that Distribution Date and (B) the Group II Overcollateralization Reduction Amount, if any, for that Distribution Date.

        Group I Excess Loss: Any Excess Realized Loss on a Group I Loan.

        Group II/III Excess Loss: Any Excess Realized Loss on a Group II Loan or Group III Loan.

        Group I Excess Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (a) the Group I Overcollateralization Amount on such Distribution Date over (b) the Group I Required Overcollateralization Amount.

        Group II Excess Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (a) the Group II Overcollateralization Amount on such Distribution Date over (b) the Group II Required Overcollateralization Amount for such Distribution Date.

        Group I First Stepdown Trigger Test: The Group I First Stepdown Trigger Test is failed if either (a) the Rolling Six-Month Delinquency Ratio for the Group I Loans equals or exceeds 10.00% or (b) the cumulative aggregate amount of Realized Losses on the Group I Loans with respect to any Distribution Date equals or exceeds 1.15% of the Group I Cut-off Date Balance.

        Group II First Stepdown Trigger Test: The Group II First Stepdown Trigger Test is failed if either (a) the Rolling Six-Month Delinquency Ratio for the aggregate of the Group II Loans and Group III Loans equals or exceeds 17.50% or (b) the cumulative aggregate amount of Realized Losses on the aggregate of the Group II Loans and Group III Loans with respect to any Distribution Date equals or exceeds 3.75% of the sum of the Group II Cut-off Date Balance and Group III Cut-off Date Balance.

        Group I Loan: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit F-1.

        Group II Loan: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit F-2 and Exhibit F-3, consisting of two sub-groups of mortgage loans referred to as the Group II-A Loans and the Group II-B Loans.

        Group III Loan: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit F-4.

        Group II-A Loan: The Mortgage Loans designated as Group II-A Loans on the Mortgage Loan Schedule attached hereto as Exhibit F-2.

        Group II-B Loan: The Mortgage Loans designated as Group II-B Loans on the Mortgage Loan Schedule attached hereto as Exhibit F-3.

        Group II-A Basis Risk Shortfall: With respect to the Class A-II-A Certificates and any Distribution Date for which the Pass-Through Rate for such Certificates is equal to the Group II Net WAC Cap Rate, the excess, if any, of
(x) Accrued Certificate Interest on that Class of Certificates on such Distribution Date, using the lesser of (a) LIBOR plus the related Class A-II Margin, as calculated for such Distribution Date, and (b) the Maximum Group II Rate, over (y) Accrued Certificate Interest on the Class A-II-A Certificates for such Distribution Date calculated at the Group II Net WAC Cap Rate.

        Group II-A Basis Risk Shortfall Carry-Forward Amount: With respect to the Class A-II-A Certificates and any Distribution Date, the sum of (a) the aggregate amount of Group II-A Basis Risk Shortfall for such Class on such Distribution Date plus (b) any Group II-A Basis Risk Shortfall Carry- Forward Amount for such Class remaining unpaid from the preceding Distribution Date, plus (c) one month's interest on the amount in clause (b) (based on the number of days in the preceding Interest Accrual Period), to the extent previously unreimbursed by Group I Excess Cash Flow pursuant to Section 4.02(c) or Group II Excess Cash Flow pursuant to Section 4.02(d), at a rate equal to the related Pass-Through Rate.

        Group II-B Basis Risk Shortfall: With respect to the Class A-II-B Certificates and any Distribution Date for which the Pass-Through Rate for such Certificates is equal to the Group II Net WAC Cap Rate, the excess, if any, of
(x) Accrued Certificate Interest on that Class of Certificates on such Distribution Date, using the lesser of (a) LIBOR plus the related Class A-II Margin, as calculated for such Distribution Date, and (b) the Maximum Group II Rate, over (y) Accrued Certificate Interest on the Class A-II-B Certificates for such Distribution Date calculated at the Group II Net WAC Cap Rate.

        Group II-B Basis Risk Shortfall Carry-Forward Amount: With respect to the Class A-II-B Certificates and any Distribution Date, the sum of (a) the aggregate amount of Group II-B Basis Risk Shortfall for such Class on such Distribution Date plus (b) any Group II-B Basis Risk Shortfall Carry- Forward Amount for such Class remaining unpaid from the preceding Distribution Date, plus (c) one month's interest on the amount in clause (b) (based on the number of days in the preceding Interest Accrual Period), to the extent previously unreimbursed by Group I Excess Cash Flow pursuant to Section 4.02(c) or Group II Excess Cash Flow pursuant to Section 4.02(d), at a rate equal to the related Pass-Through Rate.

         Group I Marker Rate: With respect to the Class SB-I Certificates and any Distribution Date, a per annum rate equal to two (2) multiplied by the weighted average of the Pass-Through Rates for each REMIC III Group I Regular Interest (other than REMIC III Regular Interest I-AA), with the rates on each such REMIC III Regular Interest (other than REMIC III Regular Interest I-ZZ) subject to a cap equal to the Pass-Through Rate for the Corresponding Class for such REMIC III Regular Interest, and the rate on REMIC III Regular Interest I-ZZ subject to a cap of zero, in each case for purposes of this calculation.

        Group II Marker Rate: With respect to the Class SB-II Certificates and any Distribution Date, a per annum rate equal to two (2) multiplied by the weighted average of the Pass-Through Rates for each REMIC III Group II Regular Interest (other than REMIC III Regular Interest II-AA), with the rates on each such REMIC III Regular Interest (other than REMIC III Regular Interest II-ZZ) subject to a cap equal to the Pass-Through Rate for the Corresponding Class for such REMIC III Regular Interest, and the rate on REMIC III Regular Interest II-ZZ subject to a cap of zero, in each case for purposes of this calculation.

        Group I Net WAC Cap Rate: With respect to any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates (or, if applicable, the Modified Net Mortgage Rates) on the Group I Loans using the Net Mortgage Rates in effect for the Monthly Payments due on such Mortgage Loans during the related Due Period, weighted on the basis of the respective Stated Principal Balances thereof for such Distribution Date, and in the case of the Class A-I-1 Certificates, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

        Group II Net WAC Cap Rate: With respect to any Distribution Date, the product of (i) a per annum rate equal to the weighted average of the Net Mortgage Rates (or, if applicable, the Modified Net Mortgage Rates) on the Group II Loans using the Net Mortgage Rates in effect for the Monthly Payments due on such Mortgage Loans during the related Due Period, weighted on the basis of the respective Stated Principal Balances thereof for such Distribution Date and (ii) a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

        Group I Net WAC Cap Shortfall: With respect to the Class A-I-1, Class A-I-4, Class A-I-5 or Class A-I-6 Certificates and any Distribution Date for which the Pass-Through Rate for such Certificates is equal to the Group I Net WAC Cap Rate, the excess, if any, of (x) Accrued Certificate Interest on that Class of Class A-I Certificates calculated at a rate equal to the rate determined in clause (i) of the definition of Pass-Through Rate for such Class of Class A-I Certificates over (y) Accrued Certificate Interest on such Class of Class A-I Certificates for such Distribution Date calculated at the Group I Net WAC Cap Rate.

        Group I Net WAC Cap Shortfall Carry-Forward Amount: With respect to the Class A-I-1, Class A-I-4, Class A-I-5 or Class A-I-6 Certificates and each Distribution Date, the sum of (a) the aggregate amount of Group I Net WAC Cap Shortfall for such Class on such Distribution Date plus (b) any Group I Net WAC Cap Shortfall Carry-Forward Amount for such Class remaining unpaid from the preceding Distribution Date, plus (c) one month's interest on the amount in clause (b) (based on the number of days in the preceding Interest Accrual Period), to the extent previously unreimbursed by Group I Excess Cash Flow pursuant to Section 4.02(c) or Group II Excess Cash Flow pursuant to Section 4.02(d), at a rate equal to the related Pass-Through Rate.

        Group I Optional Termination Date: Any Distribution Date on or after which the aggregate Stated Principal Balance (before giving effect to distributions to be made on such Distribution Date) of the Group I Loans is less than 10.00% of the Group I Cut-off Date Balance.

        Group II/III Optional Termination Date: Any Distribution Date on or after which the aggregate Stated Principal Balances (before giving effect to distributions to be made on such Distribution Date) of the Group II Loans and Group III Loans is less than 10.00% of the sum of the Group II Cut-off Date Balance and Group III Cut-off Date Balance.

        Group I Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balance of the Group I Loans before giving effect to distributions of principal to be made on such Distribution Date over (b) the aggregate Certificate Principal Balance of the Class A-I Certificates as of such date, before taking into account distributions of principal to be made on that Distribution Date.

        Group II Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balance of the Group II Loans before giving effect to distributions of principal to be made on such Distribution Date over (b) the Certificate Principal Balance of the Class A-II Certificates as of such date, before taking into account distributions of principal to be made on that Distribution Date.

        Group III Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balance of the Group III Loans before giving effect to distributions of principal to be made on such Distribution Date over (b) the Certificate Principal Balance of the Class A-III Certificates as of such date, before taking into account distributions of principal to be made on that Distribution Date.

        Group I Overcollateralization Increase Amount: With respect to any Distribution Date, an amount equal to the lesser of (i) the Group I Excess Cash Flow for that Distribution Date available to make payments pursuant to Section 4.02(c)(viii) plus the Group II Excess Cash Flow for such Distribution Date available to make payments pursuant to Section 4.02(d)(viii) and (x), and (ii) the excess, if any, of (x) the Group I Required Overcollateralization Amount for that Distribution Date over (y) the Group I Overcollateralization Amount for that Distribution Date.

        Group II Overcollateralization Increase Amount: With respect to any Distribution Date, an amount equal to the lesser of (i) the Group II Excess Cash Flow for that Distribution Date available to make payments pursuant to Section 4.02(d)(ix) plus the Group I Excess Cash Flow for such Distribution Date available to make payments pursuant to Section 4.02(c)(vii) and (ix), and (ii) the excess, if any, of (x) the Group II Required Overcollateralization Amount for that Distribution Date over (y) the Group II Overcollateralization Amount for that Distribution Date.

        Group III Overcollateralization Increase Amount: With respect to any Distribution Date, an amount equal to the lesser of (i) the Group II Excess Cash Flow for that Distribution Date available to make payments pursuant to Section 4.02(d)(ix) plus the Group I Excess Cash Flow for such Distribution Date available to make payments pursuant to Section 4.02(c)(vii) and (ix), and (ii) the excess, if any, of (x) the Group III Required Overcollateralization Amount for that Distribution Date over (y) the Group III Overcollateralization Amount for that Distribution Date.

        Group I Overcollateralization Reduction Amount: With respect to any Distribution Date for which the Group I Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the Group I Excess Overcollateralization Amount for that Distribution Date and
(ii) the Group I Principal Remittance Amount for that Distribution Date.

        Group II Overcollateralization Reduction Amount: With respect to any Distribution Date for which the Group II Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the Group II Excess Overcollateralization Amount for that Distribution Date and
(ii) the Group II Principal Remittance Amount for that Distribution Date.

        Group III Overcollateralization Reduction Amount: With respect to any Distribution Date for which the Group III Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the Group III Excess Overcollateralization Amount for that Distribution Date and
(ii) the Group III Principal Remittance Amount for that Distribution Date.

        Group I Policy: The Certificate Guaranty Insurance Policy No. 04030020 issued by the Insurer in respect of the Class A-I Certificates, a copy of which is attached hereto as Exhibit Q.

        Group II/III Policy: The Certificate Guaranty Insurance Policy No. 04030021 issued by the Insurer in respect of the Class A-II Certificates and Class A-III Certificates, a copy of which is attached hereto as Exhibit Q.

        Group I Pool Stated Principal Balance: As of any date of determination, the aggregate Stated Principal Balance of the Group I Loans that were Outstanding Mortgage Loans on the Due Date immediately preceding the Due Period preceding such date of determination.

        Group II Pool Stated Principal Balance: As of any date of determination, the aggregate Stated Principal Balance of the Group II Loans that were Outstanding Mortgage Loans on the Due Date immediately preceding the Due Period preceding such date of determination.

        Group III Pool Stated Principal Balance: As of any date of determination, the aggregate Stated Principal Balance of the Group III Loans that were Outstanding Mortgage Loans on the Due Date immediately preceding the Due Period preceding such date of determination.

        Group I Principal Distribution Amount: With respect to any Distribution Date, the lesser of (a) the sum of (i) the excess of (x) the Group I Available Distribution Amount over (y) the Class A-I Interest Distribution Amount and (ii) any Group II Excess Cash Flow used to pay principal on the Class A-I Certificates pursuant to Section 4.02(d)(v), (viii) and (x) and (b) the sum of:

        (i) the principal portion of each Monthly Payment received or Advanced with respect to the related Due Period on each Outstanding Mortgage Loan that is a Group I Loan;

        (ii) the Stated Principal Balance of any Group I Loan repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04, 4.07 or
4.08 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan that is a Group I Loan pursuant to Section 2.03 or 2.04 during the related Prepayment Period;

        (iii) the principal portion of all other unscheduled collections, other than Subsequent Recoveries, on the Group I Loans (including, without limitation, Principal Prepayments in Full, Curtailments, Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period to the extent applied by the Master Servicer as recoveries of principal of the Group I Loans pursuant to Section 3.14;

        (iv) the principal portion of any Realized Losses (other than Excess Realized Losses) incurred (or deemed to have been incurred) on any Group I Loans in the calendar month preceding such Distribution Date to the extent covered by Group I Excess Cash Flow or Group II Excess Cash Flow for such Distribution Date; and

        (v) the amount of any Group I Overcollateralization Increase Amount for such Distribution Date to the extent covered by Group I Excess Cash Flow or Group II Excess Cash Flow;

        minus

        (vi) the amount of any related Group I Overcollateralization Reduction Amount for such Distribution Date; and

        (vii) the amount of any Capitalization Reimbursement Amount for such Distribution Date relating to the Group I Loans.

        Group II Principal Allocation Amount: With respect to any Distribution Date, the sum of (a) the Group II Principal Remittance Amount for such Distribution Date on the Group II Loans and (b) the aggregate amount of Realized Losses on the Group II Loans in the calendar month preceding such Distribution Date, to the extent covered by Excess Cash Flow for such Distribution Date; provided, that on any Distribution Date on which there is insufficient Excess Cash Flow to cover all Realized Losses on the Group II Loans, in determining the Class A-II-A Principal Distribution Amount and Class A-II-B Principal Distribution Amount, the available Excess Cash Flow will be allocated to the Class A-II-A Certificates and Class A-II-B Certificates, pro rata, based on the principal portion of Realized Losses on the Group II-A Loans and the Group II-B Loans, respectively.

        Group II Principal Distribution Amount: With respect to any Distribution Date, the lesser of (a) the sum of (i) the excess of (x) the Group II Available Distribution Amount over (y) the Class A-II Interest

Distribution Amount and (ii) any Group I Excess Cash Flow used to pay principal on the Class A-II Certificates pursuant to Section 4.02(c)(iv), (vii) and (ix) and (b) the sum of:

        (i) the principal portion of each Monthly Payment received or Advanced with respect to the related Due Period on each Outstanding Mortgage Loan that is a Group II Loan;

        (ii) the Stated Principal Balance of any Group II Loan repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04, 4.07 or
4.08 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan that is a Group II Loan pursuant to Section 2.03 or 2.04 during the related Prepayment Period;

        (iii) the principal portion of all other unscheduled collections, other than Subsequent Recoveries, on the Group II Loans (including, without limitation, Principal Prepayments in Full, Curtailments, Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period to the extent applied by the Master Servicer as recoveries of principal of the Group II Loans pursuant to Section 3.14;

        (iv) the  principal  portion of any Realized  Losses  (other than Excess
Realized Losses) incurred (or deemed to have been incurred) on any Group II Loans in the calendar month preceding such Distribution Date to the extent covered by Group I Excess Cash Flow or Group II Excess Cash Flow for such Distribution Date; and

        (v) the amount of any Group II Overcollateralization Increase Amount for such Distribution Date to the extent covered by Group I Excess Cash Flow or Group II Excess Cash Flow;

        minus

        (vi) the amount of any related Group II Overcollateralization Reduction Amount for such Distribution Date; and

        (vii) the amount of any Capitalization Reimbursement Amount for such Distribution Date relating to the Group II Loans.

        Group III Principal Distribution Amount: With respect to any Distribution Date, the lesser of (a) the sum of (i) the excess of (x) the Group III Available Distribution Amount over (y) the Class A-III Interest Distribution Amount and (ii) any non-related Excess Cash Flow used to pay principal on the Class A-III Certificates pursuant to Section 4.02(c)(iv), (vii) and (ix) and
Section 4.02(d)(iv) and (ix) and (b) the sum of:

        (i) the principal portion of each Monthly Payment received or Advanced with respect to the related Due Period on each Outstanding Mortgage Loan that is a Group III Loan;

        (ii) the Stated Principal Balance of any Group III Loan repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04, 4.07 or
4.08 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan that is a Group III Loan pursuant to Section 2.03 or 2.04 during the related Prepayment Period;

        (iii) the principal portion of all other unscheduled collections, other than Subsequent Recoveries, on the Group III Loans (including, without limitation, Principal Prepayments in Full, Curtailments, Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period to the extent applied by the Master Servicer as recoveries of principal of the Group III Loans pursuant to Section 3.14;

        (iv) the  principal  portion of any Realized  Losses  (other than Excess
Realized Losses) incurred (or deemed to have been incurred) on any Group III Loans in the calendar month preceding such Distribution Date to the extent covered by Group I Excess Cash Flow or Group II Excess Cash Flow for such Distribution Date; and

        (v) the amount of any Group III Overcollateralization Increase Amount for such Distribution Date to the extent covered by Group I Excess Cash Flow or Group II Excess Cash Flow;

        minus

        (vi) the amount of any related Group III Overcollateralization Reduction Amount for such Distribution Date; and

        (vii) the amount of any Capitalization Reimbursement Amount for such Distribution Date relating to the Group III Loans.

        Group I Principal Remittance Amount: With respect to any Distribution Date, the sum of the amounts described in clauses (i), (ii) and (iii) of the definition of Group I Principal Distribution Amount for that Distribution Date.

        Group II Principal Remittance Amount: With respect to any Distribution Date, the sum of the amounts described in clauses (i), (ii) and (iii) of the definition of Group II Principal Distribution Amount for that Distribution Date.

        Group III Principal Remittance Amount: With respect to any Distribution Date, the sum of the amounts described in clauses (i), (ii) and (iii) of the definition of Group III Principal Distribution Amount for that Distribution Date.

        Group I Required Overcollateralization Amount: With respect to any Distribution Date:

        (a) on or after the Cut-off Date but prior to the Group I Stepdown Date, an amount equal to 2.00% of the Group I Cut-off Date Balance;

        (b) on or after the Group I Stepdown Date, but prior to the occurrence of the Group I Second Stepdown Date, if the Group I First Stepdown Trigger Test was failed on the Group I Stepdown Date, the Group I Required Overcollateralization Amount from the immediately preceding Distribution Date;

        (c) on or after the Group I Stepdown Date, but prior to the occurrence of the Group I Second Stepdown Date, if the Group I First Stepdown Trigger Test was satisfied on the Group I Stepdown Date, the greatest of:

               (i) an amount equal to 4.00% of the then outstanding aggregate Stated Principal Balance of the Group I Loans;

               (ii) if the aggregate amount of Realized Losses on the Group I Loans with respect to such Distribution Date equals or exceeds 1.60% of the aggregate Group I Cut-off Date Balance, the Group I Required Overcollateralization Amount from the immediately preceding Distribution Date; and

               (iii)  the Group I Overcollateralization Floor;

        (d) on or after the Group I Second Stepdown Date, if the Group I Second Stepdown Trigger Test was failed on the Group I Second Stepdown Date, the greatest of:

               (i) an amount equal to 4.00% of the then outstanding aggregate Stated Principal Balance of the Group I Loans;

               (ii) if the aggregate amount of Realized Losses with respect to such Distribution Date equals or exceeds 1.75% of the aggregate Group I Cut-off Date Balance, the Group I Required Overcollateralization Amount from the immediately preceding Distribution Date; and

               (iii) the Group I Overcollateralization Floor; and

        (e) on or after the Group I Second Stepdown Date, if the Group I Second Stepdown Trigger Test was satisfied on the Group I Second Stepdown Date, the greatest of:

               (i) an amount equal to 4.00% of the then outstanding aggregate Stated Principal Balance of the Group I Loans;

               (ii) if the aggregate amount of Realized Losses on the Group I Loans with respect to such Distribution Date equals or exceeds 1.75% of the aggregate Group I Cut-off Date

                Balance, the Group I Required Overcollateralization Amount from the immediately preceding Distribution Date; and

               (iii) the Group I Overcollateralization Floor.

The Group I Required Overcollateralization Amount may be reduced at any time without Certificateholder consent, with the prior written consent of the Certificate Insurer and notification to the Rating Agencies.

        Group II Required Overcollateralization Amount: With respect to any Distribution Date:

        (a) on or after the Cut-off Date but prior to the Group II Stepdown Date, an amount equal to 5.85% of the Group II Cut-off Date Balance;

        (b) on or after the Group II Stepdown Date, but prior to the occurrence of the Group II Second Stepdown Date, if the Group II First Stepdown Trigger Test was failed on the Group II Stepdown Date, the sum of the Group II Required Overcollateralization Amount and the Group III Required Overcollateralization Amount from the immediately preceding Distribution Date less the outstanding Group III Overcollateralization Amount;

        (c) on or after the Group II Stepdown Date, but prior to the occurrence of the Group II Second Stepdown Date, if the Group II First Stepdown Trigger Test was satisfied on the Group II Stepdown Date, the greatest of:

               (i) an amount equal to 10.00% of the then outstanding aggregate Stated Principal Balance of the Group II Loans and Group III Loans less the outstanding;

               (ii) if the aggregate amount of Realized Losses on the Group II Loans and Group III Loans with respect to such Distribution Date equals or exceeds 6.375% of the aggregate Group II and Group III Cut-off Date Balance, the sum of the Group II Required Overcollateralization Amount and the Group III Required
               Overcollateralization   Amount  from  the  immediately  preceding
               Distribution Date less the outstanding Group III Overcollateralization Amount; and

               (iii) the sum of the Group II Overcollateralization Floor and Group III Overcollateralization Floor;

        (d) on or after the Group II Second Stepdown Date, if the Group II Second Stepdown Trigger Test was failed on the Group II Second Stepdown Date, the greatest of:

               (i) an amount equal to 10.00% of the then outstanding aggregate Stated Principal Balance of the Group II Loans and Group III Loans less the outstanding Group III Overcollateralization Amount;

               (ii) if the aggregate amount of Realized Losses with respect to such Distribution Date equals or exceeds 7.25% of the aggregate Group II and Group III Cut-off Date Balance, the sum of the Group II Required Overcollateralization Amount and the Group III Required Overcollateralization Amount from the immediately preceding Distribution Date less the outstanding Group III Overcollateralization Amount; and

               (iii) the Group II Overcollateralization Floor and Group III Overcollateralization Floor; and

        (e) on or after the Group II Second Stepdown Date, if the Group II Second Stepdown Trigger Test was satisfied on the Group II Second Stepdown Date, the greatest of:

               (i) an amount equal to 10.00% of the then  outstanding  aggregate
               Stated  Principal   Balance  of  the  Group  II  Loans  less  the
               outstanding Group III Overcollateralization Amount;

               (ii) if the aggregate amount of Realized Losses on the Group II Loans and Group III Loans with respect to such Distribution Date equals or exceeds 7.25% of the aggregate Group II and Group III Cut-off Date Balance, the sum of the Group II Required Overcollateralization Amount and the Group III Required
               Overcollateralization   Amount  from  the  immediately  preceding
               Distribution Date less the outstanding Group III Overcollateralization Amount; and

               (iii) the Group II Overcollateralization Floor and Group III Overcollateralization Floor.

        The Group II Required Overcollateralization Amount may be reduced at any time without Certificateholder consent, with the prior written consent of the Certificate Insurer and notification to the Rating Agencies.

        Group III Required Overcollateralization Amount: As of any Distribution Date, 0.50% of the Group III Cut-off Date Balance. The Group III Required Overcollateralization Amount may be reduced with the prior written consent of the Insurer and notification to each of the Rating Agencies.

        Group I Second Stepdown Date: The Distribution Date which is the later to occur of (a) the Group I Stepdown Date and (b) the first Distribution Date on which the aggregate Stated Principal Balance of the Group I Loans as of the end of the related Due Period is less than 33% of the Group I Cut off Date Balance.

        Group II Second Stepdown Date: The Distribution Date which is the later to occur of (a) the Group II Stepdown Date and (b) the first Distribution Date on which the aggregate Stated Principal Balance of the Group II Loans and Group III Loans as of the end of the related Due Period is less than 33% of the sum of the Group II Cut-off Date Balance and Group III Cut-off Date Balance.

        Group I Second Stepdown Trigger Test: The Group I Second Stepdown Trigger Test is failed if either (a) the Rolling Six-Month Delinquency Ratio for the Group I Loans equals or exceeds 15.00% or (b) the cumulative aggregate amount of Realized Losses on the Group I Loans with respect to any Distribution Date equals or exceeds 1.75% of the Group I Cut-off Date Balance.

        Group II Second Stepdown Trigger Test: The Group II Second Stepdown Trigger Test is failed if either (a) the Rolling Six-Month Delinquency Ratio for the Group II Loans and Group III Loans equals or exceeds 25.00% or (b) the cumulative aggregate amount of Realized Losses on the Group II Loans and Group III Loans with respect to any Distribution Date equals or exceeds 7.25% of the sum of the Group II Cut-off Date Balance and Group III Cut-off Date Balance.

        Group I Stepdown Date: That Distribution Date which is the later to occur of (a) the Distribution Date in February 2007 and (b) the first Distribution Date on which the aggregate Stated Principal Balance of the Group I Loans as of the end of the related Due Period is less than 50% of the Group I Cut-off Date Balance.

        Group II Stepdown Date: That Distribution Date which is the later to occur of (a) the Distribution Date in February 2007 and (b) the first Distribution Date on which the aggregate Stated Principal Balance of the Group II Loans and Group III Loans as of the end of the related Due Period is less than 50% of the sum of the Group II Cut-off Date Balance and Group III Cut-off Date Balance.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Depositor, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Depositor, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Index: With respect to any adjustable rate Mortgage Loan and as to any Adjustment Date therefor, the related index as stated in the related Mortgage Note.

        Initial Certificate Principal Balance: With respect to each Class of Certificates (other than the Class R Certificates), the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

        Insurance  Account:  The  account or  accounts  created  and  maintained pursuant  to Section  4.10,  which shall be entitled  "JPMorgan  Chase Bank,  as trustee, in trust for the registered holders of Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2004-RS7" and which must be an Eligible Account.

        Insurance Agreement: The Insurance and Indemnity Agreement, dated as of July 29, 2004, among the Insurer, the Trustee, the Master Servicer and the Depositor.

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

        Insured Payment: With respect to the Class A Certificates, as of any Distribution Date, the Deficiency Amount, if any, for such Distribution Date and the Preference Amount, if any, for such Distribution Date.

        Insurer: Financial Guaranty Insurance Company, a New York insurance corporation or its successors in interest.

        Insurer Account: An account of the Insurer maintained at JPMorgan Chase Bank (ABA No. 021000021), Account No. 904951812, Attention: Pamela Dottin, or such other account as may be designated by the Insurer to the Trustee in writing not less than five Business Days prior to the related Distribution Date.

        Insurer Default:  The existence and continuance of any of the following:
(a) a failure by the Insurer to make a payment required under the Group I Policy or Group II/III Policy in accordance with their terms; or (b)(i) the Insurer (A) files any petition or commences any case or proceeding under any provision or chapter of the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (B) makes a general assignment for the benefit of its creditors or (C) has an order for relief entered against it under the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or (ii) a court of competent jurisdiction, the Wisconsin insurance department or other competent regulatory authority enters a final and nonappealable order, judgment or decree (A) appointing a custodian, trustee, agent or receiver for the Insurer or for all or any material portion of its property or (B) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Insurer (or the taking of possession of all or any material portion of the property of the Insurer).

        Interest Accrual Period: With respect to the Class A-I Certificates (other than the Class A-I-1 Certificates), Class A-III Certificates and Class SB-I Certificates and any Distribution Date, the prior calendar month. With respect to the Class A-I-1, Class A-II and Class SB-II Certificates, (i) with respect to the Distribution Date in August 2004, the period commencing on the Closing Date and ending on the day preceding the Distribution Date in August 2004, and (ii) with respect to any Distribution Date after the Distribution Date in August 2004, the period commencing on the Distribution Date in the month immediately preceding the month in which such Distribution Date occurs and ending on the day preceding such Distribution Date.

        Interest Remittance Amount: With respect to any Distribution Date and any Loan Group or any Sub-Group, the portion of the Available Distribution Amount for such Distribution Date attributable to interest received or advanced with respect to the related Mortgage Loans.

        Interim Certification: As defined in Section 2.02.

        Interested Person: As of any date of determination, the Depositor, the Master Servicer, the Insurer, the Trustee, any Mortgagor, any Manager of a Mortgaged Property, or any Person known to a Responsible Officer of the Trustee to be an Affiliate of any of them.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Late Payment Rate: As defined in the Insurance Agreement.

        LIBOR: With respect to any Distribution Date, the arithmetic mean of the London interbank offered rate quotations for one-month U.S. Dollar deposits, expressed on a per annum basis, determined in accordance with Section 1.02.

        LIBOR Business Day: Any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in London, England are required or authorized to by law to be closed.

        LIBOR Rate Adjustment Date: With respect to each Distribution Date, the second LIBOR Business Day immediately preceding the commencement of the related Interest Accrual Period.

        Limited Repurchase Right Holder: RFC Asset Holdings II, Inc., or its successor.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds and Subsequent Recoveries.

        Loan Group: With respect to the Class A-I Certificates and Class SB-I Certificates, the Group I Loans, with respect to the Class A-II Certificates and Class SB-II Certificates, the Group II Loans and with respect to the Class A-III Certificates and Class SB-II Certificates, the Group III Loans.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Maturity Date: With respect to each Class of Certificates of regular interest or Uncertificated Regular Interest issued by each of REMIC I, REMIC II, REMIC III and REMIC IV, the latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, by which the Certificate Principal Balance of each such Class of Certificates representing a regular interest in the Trust Fund would be reduced to zero, which is, for each such regular interest July 25, 2034, which is the Distribution Date following the last scheduled monthly payment of the Group I Loans, the Group II Loans and the Group III Loans.

        Maximum Group II Rate: With respect to the Class A-II Certificates and any Interest Accrual Period, 14.00% per annum.

        Maximum Mortgage Rate: As to any adjustable rate Mortgage Loan, the rate indicated in Exhibit F-2 hereto as the "NOTE CEILING," which rate is the maximum interest rate that may be applicable to such adjustable rate Mortgage Loan at any time during the life of such Mortgage Loan.

        Maximum Net Mortgage Rate: As to any Group II Loan and any date of determination, the Maximum Mortgage Rate minus the sum of (i) the Subservicing Fee Rate, (ii) the Servicing Fee Rate and (iii) the Certificate Insurer Premium Modified Rate as of such date.

        MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)  System:   The  system  of  recording   transfers  of  Mortgages
electronically maintained by MERS.

        MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

        Minimum Mortgage Rate: As to any adjustable rate Mortgage Loan, the greater of (i) the Note Margin and (ii) the rate indicated in Exhibit F-2 hereto as the "NOTE FLOOR", which rate may be applicable to such adjustable rate Mortgage Loan at any time during the life of such adjustable rate Mortgage Loan.

        Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate, minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and the Due Date in any Due Period, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient
Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's: Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loan Schedule: The lists of the Mortgage Loans attached hereto as Exhibit F-1, Exhibit F-2, Exhibit F-3 and Exhibit F-4 (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which lists shall set forth at a minimum the following information as to each Mortgage
Loan:

        (i) the Mortgage Loan identifying number ("RFC LOAN #");

        (ii) [reserved];

        (iii) the maturity of the Mortgage Note ("MATURITY DATE", or "MATURITY DT" for Mortgage Loans;

        (iv) the Mortgage Rate as of the Cut-off Date ("ORIG RATE");

        (v) the Mortgage Rate as of the Cut-off Date for an adjustable rate Mortgage Loan ("CURR RATE");

        (vi) the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

        (vii) the scheduled monthly payment of principal, if any, and interest as of the Cut-off Date ("ORIGINAL P & I" or "CURRENT P & I" for the adjustable rate Mortgage Loans);

        (viii) the Cut-off Date Principal Balance ("PRINCIPAL BAL");

        (ix) the Loan-to-Value Ratio at origination ("LTV");

        (x) a code "T", "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence (the absence of any such code means the Mortgage Loan is secured by a primary residence);

        (xi) a code "N" under the column "OCCP CODE", indicating that the Mortgage Loan is secured by a non-owner occupied residence (the absence of any such code means the Mortgage Loan is secured by an owner occupied residence);

        (xii) the Maximum Mortgage Rate for the adjustable rate Mortgage Loans ("NOTE CEILING");

        (xiii) the Maximum Net Mortgage Rate for the adjustable rate Mortgage Loans ("NET CEILING");

        (xiv) the Note Margin for the adjustable rate Mortgage Loans ("NOTE MARGIN");

        (xv) the first Adjustment Date after the Cut-off Date for the adjustable rate Mortgage Loans ("NXT INT CHG DT");

        (xvi) the Periodic Cap for the adjustable rate Mortgage Loans ("PERIODIC DECR" or "PERIODIC INCR"); and

        (xvii) the rounding of the semi-annual or annual adjustment to the Mortgage Rate with respect to the adjustable rate Mortgage Loans ("NOTE METHOD").

        Such schedules may consist of multiple reports that collectively set forth all of the information required.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

        Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification. The Mortgage Rate on the adjustable rate Mortgage Loans will adjust on each Adjustment Date to equal the sum (rounded to the nearest multiple of one-eighth of one percent (0.125%) or up to the nearest one-eighth of one percent, which are indicated by a "U" on Exhibit F-1, Exhibit F-2, Exhibit F-3 or Exhibit F-4 hereto, as applicable, except in the case of the adjustable rate Mortgage Loans indicated by an "X" on Exhibit F-1, Exhibit F-2, Exhibit F-3 or

Exhibit F-4 hereto under the heading "NOTE METHOD"), of the related Index plus the Note Margin, in each case subject to the applicable Periodic Cap, Maximum Mortgage Rate and Minimum Mortgage Rate.

        Mortgaged  Property:  The underlying  real property  securing a Mortgage
Loan.

        Mortgagor: The obligor on a Mortgage Note.

        Net Mortgage Rate: With respect to any Mortgage Loan as of any date of determination, a per annum rate equal to the Mortgage Rate for such Mortgage Loan as of such date minus the sum of (i) the related Servicing Fee Rate, (ii) the related Subservicing Fee Rate and (iii) the related Certificate Insurer Premium Modified Rate.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person: Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer or Subservicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds or REO Proceeds. To the extent that any Mortgagor is not obligated under the related Mortgage documents to pay or reimburse any portion of any Servicing Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the Master Servicer, which forgives amounts which the Master Servicer or Subservicer had previously advanced, and the Master Servicer determines that no other source of payment or reimbursement for such advances is available to it, such Servicing Advances shall be deemed to be Nonrecoverable Advances. The determination by the Master Servicer that it has made a Nonrecoverable Advance shall be evidenced by an Officer's Certificate delivered to the Depositor, the Trustee, the Insurer and the Master Servicer setting forth such determination, which shall include any other information or reports obtained by the Master Servicer such as property operating statements, rent rolls, property inspection reports and engineering reports, which may support such determinations. Notwithstanding the above, the Trustee shall be entitled to rely upon any determination by the Master Servicer that any Advance previously made is a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance.

        Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Note Margin: As to each adjustable rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated in Exhibit F-2 and Exhibit F-3 hereto as the "NOTE MARGIN," which percentage is added to the Index on each Adjustment Date to determine (subject to rounding in accordance with the related Mortgage Note, the Periodic Cap, the Maximum Mortgage Rate and the

Minimum Mortgage Rate) the interest rate to be borne by such adjustable rate Mortgage Loan until the next Adjustment Date.

        Notice: As defined in Section 4.04.

        Officers' Certificate: A certificate signed by the Chairman of the Board, the President, a Vice President, Assistant Vice President, Director, Managing Director, the Treasurer, the Secretary, an Assistant Treasurer or an Assistant Secretary of the Depositor or the Master Servicer, as the case may be, and delivered to the Trustee and the Insurer, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee, the Insurer and the Master Servicer, who may be counsel for the Depositor or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of REMIC I, REMIC II, REMIC III or REMIC IV as REMICs or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Outstanding Mortgage Loan: As to the Due Date in any Due Period, a Mortgage Loan (including an REO Property) that was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and that was not purchased, deleted or substituted for prior to such Due Date pursuant to
Section 2.02, 2.03, 2.04, 4.07 or 4.08.

        Overcollateralization Floor: As to any Loan Group, an amount equal to 0.50% of the aggregate Stated Principal Balance of the related Mortgage Loans as of the Cut-off Date.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate: With respect to the Class A-I-1 Certificates and each Interest Accrual Period a per annum rate equal to the lesser of (i) One-Month LIBOR plus the Class A-I-1 Margin and (ii) the Group I Net WAC Cap Rate. With respect to the Class A-I-2 Certificates and each Interest Accrual Period, a per annum rate equal to 4.000%. With respect to the Class A-I-3 Certificates and each Interest Accrual Period, a per annum rate equal to 4.450%. With respect to the Class A-I-4 Certificates and each Interest Accrual Period, a per annum rate equal to the lesser of (i) 5.350% per annum and (ii) the Group I Net WAC Cap Rate. With respect to the Class A-I-5 Certificates and each Interest Accrual Period, a per annum rate equal to the lesser of (i) 5.900% per annum and (ii) the Group I Net WAC Cap Rate; provided, that, on or after the second Distribution Date after the first possible Group I Optional Termination Date, the applicable per annum rate for purposes of clause (i) shall be equal to 6.400%. With respect to the Class A-I-6 Certificates and each Interest Accrual Period, a per annum rate equal to the lesser of (i) 5.220% per annum and (ii) the Group I Net WAC Cap Rate. For federal income tax purposes, however, the amount determined under each clause (ii) in this paragraph shall be the equivalent of the Group I Net WAC Cap Rate, expressed as the weighted average of the Uncertificated REMIC III Pass-Through Rates for the REMIC III Group I Regular Interests, weighted on the basis of the respective Uncertificated

Principal Balances thereof for such Distribution Date, and multiplied, in the case of the Class A-I-1 Certificates, by a fraction, the numerator of which is 30, and the denominator of which is the actual number of days in the related Interest Accrual Period.

        With respect to the Class A-II Certificates and each Interest Accrual Period, a per annum rate equal to the least of (i) LIBOR plus the related Class A-II Margin, (ii) the Maximum Group II Rate and (iii) the Group II Net WAC Cap Rate. For federal income tax purposes, however, the amount determined under each clause (iii) in this paragraph shall be the equivalent of the foregoing, expressed as the weighted average of the Uncertificated REMIC III Pass-Through Rates for REMIC III Group II Regular Interests, weighted on the basis of the Uncertificated Principal Balance thereof for such Distribution Date, multiplied by a fraction, the numerator of which is 30, and the denominator of which is the actual number of days in the related Interest Accrual Period.

        With respect to the Class A-III Certificates and each Interest Accrual Period, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans in Loan Group III, multiplied by a fraction equal to the aggregate Stated Principal Balance of the Group III Loans, divided by the Certificate Principal Balance of the Class A-III Certificates. For federal income tax purposes, however, the Class A-III Certificates shall receive 100% of the amounts deemed distributed on Uncertificated Class A-III-IO REMIC IV Regular Interest.

        With respect to the Class SB-I Certificates, a per annum rate equal to the percentage equivalent of a fraction, (x) the numerator of which is the sum, for each REMIC III Group I Regular Interest, of the excess of (i) the excess of the Uncertificated Pass-Through Rate for such REMIC III Group I Regular Interest over the Certificate Insurer Premium Insurer Modified Rate over (ii) the Group I Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of such REMIC III Group I Regular Interest and (y) the denominator of which is the aggregate Uncertificated Principal Balance of the REMIC III Group I Regular Interests. With respect to the Class SB-II Certificates, a per annum rate equal to the percentage equivalent of a fraction, (x) the numerator of which is the sum, for each REMIC III Group II Regular Interest, of the excess of the Uncertificated Pass-Through Rate for such REMIC III Group II Regular Interest over the Group II Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of such REMIC III Group II Regular Interest and (y) the denominator of which is the aggregate Uncertificated Principal Balance of the REMIC III Group II Regular Interests.

        Paying Agent: JPMorgan Chase Bank or any successor Paying Agent appointed by the Trustee.

        Percentage Interest: With respect to any Class A Certificate, the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof divided by the aggregate Initial Certificate Principal Balance of all of the Certificates of the same Class. The Percentage Interest with respect to a Class SB Certificate or Class R Certificate shall be stated on the face thereof.

        Periodic Cap: With respect to each adjustable rate Mortgage Loan, the periodic rate cap that limits the increase or the decrease of the related
Mortgage Rate on any Adjustment Date pursuant to the terms of the related Mortgage Note.

        Permitted Investments: One or more of the following:

        (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

        (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

        (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short- term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

        (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper and demand notes shall have a remaining maturity of not more than 30 days;

        (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

        (vi) other obligations or securities that are acceptable to the Insurer and each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean the following: A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and F-1 in the case of Fitch.

        Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Policy: Any one of the Group I Policy or Group II/III Policy.

        Prepayment Assumption: With respect to the Class A Certificates, the prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on such Certificates for federal income tax purposes, which assumes a prepayment rate of 20% HEP with respect to the Group I Loans, 100% PPC with respect to the Group II Loans and 20% CPR with respect to the Group III Loans.

        Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage
Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment Period: As to any Distribution Date, the calendar month preceding the month of distribution.

        Primary Insurance Policy: Each primary policy of mortgage guaranty insurance as indicated on Exhibit F-1, Exhibit F-2, Exhibit F-3 and Exhibit F-4 with the exception of either code "23" or "96" under the column "MI CO CODE".

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

        Program Guide: The Residential Funding Seller Guide for mortgage collateral sellers that participate in Residential Funding's standard mortgage programs, and Residential Funding's Servicing Guide and any other subservicing arrangements which Residential Funding has arranged to accommodate the servicing of the Mortgage Loans.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04, 4.07 or 4.08, an amount equal to the sum of (i) (a) if such Mortgage Loan (or REO Property) is being purchased pursuant to Sections 2.02, 2.03, 2.04 or 4.07 of this Agreement, 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances or (b) if such Mortgage Loan (or REO Property) is being purchased pursuant to Section 4.08 of this Agreement, the greater of (1) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances on such Mortgage Loan (or REO Property) and (2) the fair market value thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee and the Certificate Insurer Premium Modified Rate, if any, is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) plus the Certificate Insurer Premium Modified Rate, if any, in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to, but not including, the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA- or FHLMC-approved mortgage insurer or having a claims paying ability rating of at least "AA" or equivalent rating by a nationally recognized statistical rating organization. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Depositor for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential
Funding, in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and
(vi) in the case of the adjustable rate Mortgage Loans, (w) have a Mortgage Rate that adjusts with the same frequency and based upon the same Index as that of the Deleted Mortgage Loan, (x) have a Note Margin not less than that of the Deleted Mortgage Loan; (y) have a Periodic Rate Cap that is equal to that of the Deleted Mortgage Loan; and (z) have a next Adjustment Date no later than that of the Deleted Mortgage Loan.

        Rating Agency: Standard & Poor's and Moody's. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Depositor, and with respect to the Class A Certificates, the Insurer, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss: With respect to each Mortgage Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) and the Certificate Insurer Premium Modified Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) and the Certificate Insurer Premium Modified Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances, Servicing Advances or other expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which is the subject of a Servicing Modification, (a) (1) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced or
(2) the sum of any other amounts owing under the Mortgage Loan that were forgiven and that constitute Servicing Advances that are reimbursable to the Master Servicer or a Subservicer, and (b) any such amount with respect to a Monthly

Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction. Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee and the Insurer in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Record Date: With respect to each Distribution Date and each Class of Certificates (other than the Class A-I-1 Certificates and Class A-II Certificates), the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs. With respect to each Distribution Date and the Class A-I-1 Certificates and Class A-II Certificates, the Business Day prior to such Distribution Date.

       Regular Certificates: The Class A Certificates and Class SB Certificates.

        Regular Interest: Any one of the regular interests in the Trust Fund.

        Relief Act: The Servicemembers Civil Relief Act.

        Relief Act Shortfalls: Interest shortfalls on the Mortgage Loans resulting from the Relief Act or similar legislation or regulations.

        REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as successor master servicer shall appoint a successor REMIC Administrator, acceptable to the Insurer, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC I: The segregated pool of assets subject hereto (exclusive of the Reserve Fund, which is not an asset of any REMIC), constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made (other than with respect to the items in clause (vi) and the proceeds thereof), consisting of:
(i) the Group I Loans and the related Mortgage Files; (ii) all payments on and collections in respect of the Group I Loans due after the Cut-off Date (other than Monthly Payments due in July 2004) as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund; (iii) property which secured a Group I Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure; (iv) the hazard insurance policies and Primary Insurance Policies pertaining to the Group I Loans, if any; (v) the Group I Policy; and (vi) all proceeds of clauses (i) through (v) above.

        REMIC I Regular Interest: REMIC I Regular Interest A.

        REMIC I Regular Interest A: A regular interest in REMIC I that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II: The segregated pool of assets subject hereto (exclusive of the Reserve Fund, which is not an asset of any REMIC), constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made (other than with respect to the items in clause (vi) and the proceeds thereof), consisting of: (i) the Group II Loans and Group III Loans and the related Mortgage Files; (ii) all payments on and collections in respect of the Group II Loans and Group III Loans due after the Cut-off Date (other than Monthly Payments due in July 2004) as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund; (iii) property which secured a Group II Loan or Group III Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure; (iv) the hazard insurance policies and Primary Insurance Policies pertaining to the Group II Loans and Group III Loans, if any; (v) the Group II/III Policy; and (vi) all proceeds of clauses (i) through (v) above.

        REMIC II Regular Interests: REMIC II Regular Interest B, A-III-PO, A-III-IO and A-III-OC.

        REMIC II Regular Interest B: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular Interest A-III-IO: A regular interest in REMIC II that is held as an asset of REMIC III, that has no principal balance and bears interest at the related Uncertificated REMIC II Pass- Through Rate on the related Uncertificated Notional Amount, and that has such other terms as are described herein.

        REMIC II Regular Interest A-III-OC: A regular interest in REMIC II that is held as an asset of REMIC III, that is not entitled to interest that has an initial principal balance equal to the related Uncertificated Principal Balance, and that has such other terms as are described herein.

        REMIC II Regular Interest A-III-PO: A regular interest in REMIC II that is held as an asset of REMIC III, that is not entitled to interest, that has an initial principal balance equal to the related Uncertificated Principal Balance, and that has such other terms as are described herein.

        REMIC III: The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interest and the REMIC II Regular Interests.

        REMIC III Group I Diverted Excess Spread: 1% of the Group I Diverted Excess Spread.

        REMIC III Group II Diverted Excess Spread: 1% of the Group II Diverted Excess Spread.

        REMIC III Group I Interest Loss Allocation Amount: With respect to any Distribution Date, an amount equal to (a) the product of (i) the aggregate Uncertificated Principal Balance of the REMIC III Group I Regular Interests then outstanding and (ii) the Uncertificated Pass-Through Rate for REMIC III Regular Interest I-AA minus the Group I Marker Rate, divided by (b) 12.

        REMIC III Group II Interest Loss Allocation Amount: With respect to any Distribution Date, an amount equal to (a) the product of (i) the aggregate Uncertificated Principal Balance of the REMIC III Regular Interests then outstanding and (ii) the Uncertificated Pass-Through Rate for REMIC III Regular Interest II-AA minus the Group II Marker Rate divided by (b) 12.

        REMIC III Group I Overcollateralized Amount: With respect to any date of determination, (i) 1% of the aggregate Uncertificated Principal Balances of the REMIC III Group I Regular Interests minus (ii) the aggregate Uncertificated Principal Balances of the REMIC III Group I Regular Interests (other than REMIC III Regular Interests I-AA and I-ZZ), in each case as of such date of determination.

        REMIC III Group II Overcollateralized Amount: With respect to any date of determination, (i) 1% of the aggregate Uncertificated Principal Balances of the REMIC III Group II Regular Interests minus (ii) the aggregate Uncertificated Principal Balances of the REMIC III Group II Regular Interests (other than REMIC III Group II Regular Interests II-AA and II-ZZ), in each case as of such date of determination.

        REMIC III Group I Principal Loss Allocation Amount: With respect to any Distribution Date, an amount equal to the product of (i) the aggregate Stated Principal Balance of the Group I Loans then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the sum of the Uncertificated Principal Balances of REMIC III Regular Interests A-I-1, A-I-2, A-I-3, A-I-4, A-I-5 and A-I-6 and the denominator of which is the sum of the Uncertificated Principal Balances of REMIC III Regular Interests A-I-1, A-I-2, A-I-3, A-I-4, A-I-5, A-I-6 and I-ZZ.

        REMIC III Group II Principal Loss Allocation Amount: With respect to any Distribution Date, an amount equal to the product of (i) the aggregate Stated Principal Balance of the Group II Loans then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the Uncertificated Principal Balances of REMIC III Regular Interests A-II-A, A-II-B1 and A-II-B2 and the denominator of which is the sum of the Uncertificated Principal Balances of REMIC III Regular Interests A-II-A, A-II-B1, A-II-B2 and II-ZZ.

        REMIC III Group I Regular Interests: REMIC III Regular Interests I-AA, A-I-1, A-I-2, A-I-3, A-I-4, A-I-5, A-I-6 and I-ZZ.

        REMIC III Group II Regular Interests: REMIC III Regular Interests II-AA, A-II-A, A-II-B1, A- II-B2 and II-ZZ.

        REMIC III Group III Regular Interests: REMIC III Regular Interests A-III-PO, A-III-IO and A- III-OC.

        REMIC III Group I Required Overcollateralization Amount: 1% of the Group I Required Overcollateralization Amount.

        REMIC III Group II Required Overcollateralized Amount: 1% of the Group II Required Overcollateralization Amount.

        REMIC III Regular Interests: The REMIC III Group I Regular Interests, REMIC III Group II Regular Interests and REMIC III Group III Regular Interests.

        REMIC III Regular Interest I-AA: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein.

        REMIC III Regular Interest A-I-1: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein.

        REMIC III Regular Interest A-I-2: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein.

        REMIC III Regular Interest A-I-3: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein.

        REMIC III Regular Interest A-I-4: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein.

        REMIC III Regular Interest A-I-5: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein.

        REMIC III Regular Interest A-I-6: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein.

        REMIC III Regular Interest I-ZZ: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein.

        REMIC III Regular Interest II-AA: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein.

        REMIC III Regular Interest A-II-A: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein.

        REMIC III Regular Interest A-II-B1: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein.

        REMIC III Regular Interest A-II-B2: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein.

        REMIC III Regular Interest A-III: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein.

        REMIC III Regular Interest A-III-IO: A regular interest in REMIC III that is held as an asset of REMIC IV, that has no principal balance and bears interest at the related Uncertificated REMIC III Pass- Through Rate on the related Uncertificated Notional Amount, and that has such other terms as are described herein.

        REMIC III Regular Interest A-III-OC: A regular interest in REMIC III that is held as an asset of REMIC IV, that is not entitled to interest that has an initial principal balance equal to the related Uncertificated Principal Balance, and that has such other terms as are described herein.

        REMIC III Regular Interest A-III-PO: A regular interest in REMIC III that is held as an asset of REMIC IV, that is not entitled to interest, that has an initial principal balance equal to the related Uncertificated Principal Balance, and that has such other terms as are described herein.

        REMIC III Regular Interest II-ZZ: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein.

        REMIC III Regular Interest I-ZZ Maximum Interest Deferral Amount: With respect to any Distribution Date, the sum of (a) the excess of (i) Uncertificated Accrued Interest calculated with the REMIC III Regular Interest I-ZZ Uncertificated Pass-Through Rate and an Uncertificated Principal Balance equal to the excess of (x) the Uncertificated Principal Balance of REMIC III Regular Interest I-ZZ over (y) the REMIC III Group I Overcollateralized Amount, in each case for such Distribution Date, over (ii) the sum of Uncertificated Accrued Interest on REMIC III Regular Interest A-I-1 through REMIC III Regular Interest A-I-6, with the rate on each such REMIC III Group I Regular Interest subject to a cap equal to the Pass-Through Rate for the Corresponding Class for the purpose of this calculation and (b) the REMIC III Group II Diverted Excess Spread.

        REMIC III Regular Interest II-ZZ Maximum Interest Deferral Amount: With respect to any Distribution Date, the sum of (a) the excess of (i) Uncertificated Accrued Interest calculated with the REMIC III Regular Interest II-ZZ Uncertificated Pass-Through Rate and an Uncertificated Principal Balance equal to the excess of (x) the Uncertificated Principal Balance of REMIC III Regular Interest II- ZZ over (y) the REMIC III Group II Overcollateralized
Amount, in each case for such Distribution Date, over (ii) the sum of Uncertificated Accrued Interest on REMIC III Regular Interests A-II-A, REMIC III Regular Interest A-II-B1 and REMIC III Regular Interest A-II-B2, with the rate on each such REMIC III Group II Regular Interest subject to a cap equal to the Pass-Through Rate for the Corresponding Class for the purpose of this calculation and (b) the REMIC III Group I Diverted Excess Spread.

        REMIC IV: The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of the REMIC III Regular Interests.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received substantially all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at a rate equal to the sum of the Net Mortgage Rate and the Certificate Insurer Premium Modified Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer, on behalf of the Trustee for the benefit of the Certificateholders pursuant to
Section 3.14, through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Reportable Modified Mortgage Loan: Any Mortgage Loan that (i) has been subject to an interest rate reduction, (ii) has been subject to a term extension or (iii) has had amounts owing on such Mortgage Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan; provided, however, that a Mortgage Loan modified in accordance with clause (i) above for a temporary period shall not be a Reportable Modified Mortgage Loan if such Mortgage Loan has not been delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter.

        Repurchase Event: As defined in the Assignment Agreement.

        Request for Release: A request for release, the forms of which are attached as Exhibit G hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Reserve Fund: An "outside reserve fund" within the meaning of Treasury regulation Section 1.860G-2(h), which is not an asset of any REMIC, ownership of which is evidenced by the Class SB-I Certificates and Class SB-II Certificates, as applicable, and which is established and maintained pursuant to Section 4.09.

        Reserve Fund Deposit: With respect to the Reserve Fund, an amount equal to $5,000, which the Trustee shall deposit into the Reserve Fund pursuant to
Section 4.09 hereof.

        Reserve Fund Residual Right: The right to distributions from the Reserve Fund as described in Section 4.09 hereof.

        Residential  Funding:   Residential  Funding  Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Depositor and any successor thereto.

        Responsible Officer: When used with respect to the Trustee, any officer of the Institutional Trust Services/Structured Finance Services Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee with direct responsibility for the administration of this Agreement.

        Rolling Six-Month Delinquency Ratio: As of any Distribution Date, the weighted average of the Delinquency Ratio for each of the six (or one, two, three, four and five in the case of the first, second, third, fourth and fifth Distribution Dates) immediately preceding Due Periods.

        Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer or a Subservicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property, (iv) any mitigation procedures implemented in accordance with Section 3.07 and (v) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate equal to the Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the related Due Date in the related Due Period, as may be adjusted pursuant to
Section 3.16(e).

        Servicing Fee Rate: The per annum rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, and any increase to the Stated Principal Balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, in each case pursuant to a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable in accordance with Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee and the Insurer on the Closing Date by the Master Servicer, as such list may from time to time be amended.

        Servicing Trigger: As of any Distribution Date, for purposes of Section 7.05, "Servicing Trigger; Removal of Master Servicer," the occurrence of any of the following scenarios:

        (i) the aggregate Rolling Six-Month Delinquency Ratio for the Group I Loans is greater than (a) with respect to any Distribution Date on or prior to the Group I Stepdown Date, 15.00% and (b) with respect to any Distribution Date after the Group I Stepdown Date, 25.00%;

        (ii) the aggregate Rolling Six-Month Delinquency Ratio for the Group II Loans and Group III Loans is greater than (a) with respect to any Distribution Date on or prior to the Group II Stepdown Date, 25.00% and
        (b) with respect to any Distribution Date after the Group II Stepdown Date, 40.00%;

        (iii) the aggregate Realized Losses on the Group I Loans since the Cut-off Date exceed (a) with respect to any Distribution Date on or prior to the Group I Stepdown Date, 2.63% of the aggregate Cut-off Date Principal Balance of the Group I Loans and (b) with respect to any Distribution Date after the Group I Stepdown Date, 4.00% of the aggregate Cut-off Date Principal Balance of the Group I Loans; or

        (iv) the aggregate Realized Losses on the Group II Loans and Group III Loans since the Cut- off Date exceed (a) with respect to any Distribution Date on or prior to the Group II Stepdown Date, 5.17% of the aggregate Cut-off Date Principal Balance of the Group II Loans and Group III Loans and (b) with respect to any Distribution Date after the Group II Stepdown Date, 10.00% of the aggregate Cut-off Date Principal Balance of the Group II Loans and Group III Loans.

        Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, or its successor in interest.

        Startup Date: The day designated as such pursuant to Article X hereof.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the sum of (a) the Cut-off Date Principal Balance of the Mortgage Loan plus (b) any amount by which the Stated Principal Balance of the Mortgage Loan has been increased pursuant to a Servicing Modification, minus (ii) the sum of (a) the aggregate of the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period commencing on the first Due Period after the Cut-Off Date and ending with the Due Period related to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with
Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 or 4.03 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Sub-Group: Each sub-group of Loan Group II referred to as the Group II-A Loans and the Group II-B Loans.

        Subordination: The provisions described in Section 4.05 relating to the allocation of Realized Losses (other than Excess Realized Losses covered by the Policies).

        Subsequent Recoveries: As of any Distribution Date, amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.10) or surplus amounts held by the Master Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04) specifically related to a Mortgage Loan that was the subject of a Cash Liquidation or an REO Disposition prior to the related Prepayment Period that resulted in a Realized Loss.

        Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent   installment  of  principal  and
interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

        Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Depositor.

        Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues with respect to each Distribution Date at an annual rate equal to the Subservicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the related Due Date in the related Due Period.

        Subservicing Fee Rate: The per annum rate designated on the Mortgage Loan Schedule as the "SUBSERV FEE".

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of REMIC I, REMIC II, REMIC III and REMIC IV due to their classification as REMICs under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

        Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

        Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

        Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trust Fund: Collectively, the assets of REMIC I, REMIC II, REMIC III and REMIC IV, the Reserve Fund and the Reserve Fund Deposit.

        Twelve-Month Loss Amount: With respect to any Distribution Date, an amount equal to the aggregate of all Realized Losses on the Mortgage Loans during the 12 preceding Due Periods.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uncertificated Accrued Interest: With respect to any Uncertificated Regular Interest for any Distribution Date, one month's interest at the related Uncertificated Pass-Through Rate for such Distribution Date, accrued on the Uncertificated Principal Balance immediately prior to such Distribution Date. Uncertificated Accrued Interest for the REMIC I Regular Interest, the REMIC II Regular Interest, the REMIC III Regular Interests and the Uncertificated REMIC IV Regular Interests shall accrue on the basis of a 360-day year consisting of twelve 30-day months. For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC III Group I Regular Interests for any Distribution Date, any Prepayment Interest Shortfalls (to the extent not covered by Eligible Master Servicing Compensation) relating to the Group I Loans for any Distribution Date shall be allocated first, to Uncertificated Accrued Interest payable to REMIC III Regular Interest I-AA and REMIC III Regular Interest I-ZZ up to an aggregate amount equal to the REMIC III Group I Interest Loss Allocation Amount, 98% and 2%, respectively, and thereafter any remaining Prepayment Interest Shortfalls (to the extent not covered by Eligible Master Servicing Compensation) relating to the Group I Loans for any Distribution Date shall be allocated among the REMIC III Group I Regular Interests, pro rata based on, and to the extent of, Uncertificated Accrued Interest, as calculated without application of this sentence. For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC III Group II Regular Interests for any Distribution Date, any Prepayment Interest Shortfalls (to the extent not covered by Eligible Master Servicing Compensation) relating to the Group II Loans for any Distribution Date shall be allocated first, to Uncertificated Accrued Interest payable to REMIC III Regular Interest II-AA and REMIC III Regular Interest II-ZZ up to an aggregate amount equal to the REMIC III Group II Interest Loss Allocation Amount, 98% and 2%, respectively, and thereafter any remaining Prepayment Interest Shortfalls (to the extent not covered by Eligible Master Servicing Compensation) relating to the Group II Loans for any Distribution Date shall be allocated among the REMIC III Group II Regular Interests, pro rata based on, and to the extent of, Uncertificated Accrued Interest, as calculated without application of this sentence.

        Uncertificated Class A-III-IO REMIC IV Regular Interest: A regular interest in REMIC IV that has no principal balance and bears interest at the related Uncertificated REMIC IV Pass-Through Rate on the related Uncertificated Notional Amount, and that has such other terms as are described herein.

        Uncertificated Class A-III-OC REMIC IV Regular Interest: A regular interest in REMIC IV that is not entitled to interest that has an initial principal balance equal to the related Uncertificated Principal Balance, and that has such other terms as are described herein.

        Uncertificated Class A-III-PO REMIC IV Regular Interest: A regular interest in REMIC IV that is not entitled to interest, that has an initial principal balance equal to the related Uncertificated Principal Balance, and that has such other terms as are described herein.

        Uncertificated Class SB-II REMIC IV Regular Interest: A regular interest in REMIC IV and that has such other terms as are described herein.

        Uncertificated Notional Amount: With respect to REMIC II Regular Interest A-III-IO, an amount equal to the aggregate Stated Principal Balance of the Group III Loans. With respect to REMIC III Regular Interest A-III-IO, the Uncertificated Notional Amount of the REMIC II Regular Interest A-III-IO. With respect to Uncertificated Class A-III-IO REMIC IV Regular Interest, the Uncertificated Notional Amount of the REMIC III Regular Interest A-III-IO.

        Uncertificated   Pass-Through   Rate:   The   Uncertificated   REMIC   I
Pass-Through Rate, Uncertificated REMIC II Pass-Through Rate, Uncertificated REMIC III Pass-Through Rate or Uncertificated REMIC IV Pass-Through Rate.

        Uncertificated Principal Balance: The principal amount of any Uncertificated Regular Interest outstanding as of any date of determination. The Uncertificated Principal Balance of each Uncertificated Regular Interest shall be reduced by all distributions of principal made on such Uncertificated Regular Interest, as applicable, on such Distribution Date and, if and to the extent necessary and appropriate, shall be further reduced in such Distribution Date by Realized Losses. The Uncertificated Principal Balance of each Uncertificated Regular Interest shall never be less than zero.

        Uncertificated Regular Interests: The REMIC I Regular Interest, REMIC II Regular Interest, REMIC III Regular Interests and Uncertificated REMIC IV Regular Interests.

        Uncertificated REMIC I Pass-Through Rate: With respect to any Distribution Date, a per annum rate equal to the Group I Net WAC Cap Rate (provided, that, for purposes of this definition of Uncertificated REMIC I Pass-Through Rate, Net Mortgage Rate shall be applied (in the definition of Group I Net WAC Cap Rate) without clause (iii), that is, without subtracting the Certificate Premium Insurer Modified Rate).

        Uncertificated REMIC II Pass-Through Rate: With respect to any Distribution Date, the REMIC II Regular Interest B shall have a per annum rate equal to the rate specified in clause (i) of the definition of Group II Net WAC Cap Rate. With respect to REMIC II Regular Interest A-III-PO and A-III-OC, 0.00%. With respect to REMIC II Regular Interest A-III-IO, a per annum rate equal to the Net Mortgage Rate of the Group III Loans, weighted on the basis of the respective Stated Principal Balance of the Group III Loans as of the beginning of the Due Period immediately preceding the related Distribution Date.

        Uncertificated REMIC III Pass-Through Rate: With respect to any Distribution Date, (x) with respect to the REMIC III Group I Regular Interests, a per annum rate equal to the weighted average of the Uncertificated REMIC I Pass-Through Rate for REMIC I Regular Interest A and (y) with respect to the REMIC III Group II Regular Interests, a per annum rate equal to the weighted average of the Uncertificated REMIC II Pass-Through Rate for REMIC II Regular Interest B. With respect to REMIC III Regular Interest A-III-PO and A-III-OC, 0.000%. REMIC III Regular Interest A-III-IO will not have a Uncertificated REMIC III Pass-Through Rate but shall receive 100% of the amounts distributed on REMIC II Regular Interest A-III-IO.

        Uncertificated REMIC IV Pass-Though Rate: With respect to Uncertificated Class A-III-PO REMIC IV Regular Interest and Uncertificated Class A-III-OC REMIC IV Regular Interest, 0.000%. Uncertificated Class A-III-IO REMIC IV Regular Interest will not have a Uncertificated REMIC IV Pass- Through Rate but shall receive 100% of the amounts distributed on REMIC III Regular Interest A-III-IO.

        Uncertificated REMIC IV Regular Interests: Uncertificated Class A-III-PO REMIC IV Regular Interest, Uncertificated Class A-III-IO REMIC IV Regular
Interest, Uncertificated Class A-III-OC REMIC IV Regular Interest and Uncertificated Class SB-II REMIC IV Regular Interest.

        Uncertificated REMIC Regular Interest Distribution Amounts: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC IV Regular Interests for such Distribution Date pursuant to
Section 4.08(a).

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person: A citizen or resident of the United States, a corporation, partnership or other entity (treated as a corporation or partnership for United States federal income tax purposes) created or organized in, or under the laws of, the United States, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) provided that, for purposes solely of the restrictions on the transfer of Class R Certificates, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operative agreement to be United States Persons, or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

        VA: The Veterans Administration, or its successor.

        Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 97.00% of all of the Voting Rights shall be allocated among Holders of the Class A Certificates in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% and 1% of all of the Voting Rights shall be allocated among the Holders of the Class SB-I and Class SB-II Certificates, respectively; 0.25%, 0.25%, 0.25% and 0.25% of all of the Voting Rights shall be allocated among the Holders of the Class R-I, Class R-II, Class R-III and Class R-IV Certificates, respectively; in each case to be allocated among the Certificates of such Class in accordance with their respective Percentage Interest.

        Section 1.02. Determination of LIBOR.

        LIBOR applicable to the calculation of the Pass-Through Rate on the Class A-I-1 Certificates and Class A-II Certificates for any Interest Accrual Period will be determined on each LIBOR Rate Adjustment Date. On each LIBOR Rate Adjustment Date, LIBOR shall be established by the Trustee and, as to any Interest Accrual Period, will equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London time, on such LIBOR Rate Adjustment Date. "Telerate Screen Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, LIBOR shall be so established by use of such other service for displaying LIBOR or comparable rates as may be selected by the Trustee after consultation with the Master Servicer and the Insurer), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Trustee after consultation with the Master Servicer and the Insurer) as of 11:00 a.m., London time, on the LIBOR Rate Adjustment Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Class A-I-1 Certificates and Class A-II Certificates then outstanding. The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the next multiple of 1/16%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Master Servicer and the Insurer, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Class A-I-1 Certificates and Class A-II Certificates then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date; provided however, if, under the priorities described above, LIBOR for a Distribution Date would be based on LIBOR for the previous Distribution Date for the third consecutive Distribution Date, the Trustee, after consultation with the Insurer, shall select an alternative comparable index (over which the Trustee has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party. The establishment of LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the Trustee's subsequent calculation of the Pass-Through Rate applicable to the Class A-I-1 Certificates and Class A-II Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding. Promptly following each LIBOR Rate Adjustment Date the Trustee shall supply the Master Servicer with the results of its determination of LIBOR on such date. Furthermore, the Trustee will supply to any Certificateholder so calling the Trustee at 1-800-275-2048 and requesting the Pass-Through Rate on the Class A-I-1 Certificates and Class A-II Certificates for the current and the immediately preceding Interest Accrual Period.

                                          ARTICLE II

                                CONVEYANCE OF MORTGAGE LOANS;
                              ORIGINAL ISSUANCE OF CERTIFICATES

        Section 2.01. Conveyance of Mortgage Loans.

        (a) The Depositor, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Depositor in and to (i) the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut- off Date (other than payments of principal and interest due on the Mortgage Loans in the month of July 2004); (ii) the Reserve Fund Deposit; and
(iii) all proceeds of the foregoing.

        The Depositor, the Master Servicer and the Trustee agree that it is not intended that any mortgage loan be included in the Trust that is either (i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003 or (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004.

        (b) In connection with such assignment, and contemporaneously with the delivery of this Agreement, the Depositor delivered or caused to be delivered hereunder to the Trustee the Policies, and except as set forth in Section 2.01(c) below, the Depositor does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) with respect to each Mortgage Loan so assigned:

               (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

               (ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording thereon or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage with evidence of recording indicated thereon;

               (iii)  Unless the  Mortgage  Loan is  registered  on the  MERS(R)
        System, the Assignment (which may be included in one or more blanket assignments if permitted by applicable law) of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

               (iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon;

               (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan, or a copy of each modification, assumption agreement or preferred loan agreement.

        The Depositor may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(ii), (iii), (iv) and (v) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(ii), (iii),
(iv) and (v) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian that is the duly appointed agent of the Trustee.

        (c) In connection with any Mortgage Loan, if the Depositor cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Depositor shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Depositor shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause(iii) of Section 2.01(b), except (a) in states where, in the Opinion of Counsel acceptable to the Trustee, the Insurer and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for Residential Funding and its successors and assigns.

        If the Depositor delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Depositor shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections 2.01(b)(ii), (iii), (iv) and (v) that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Depositor further agrees that it will cause, at the Depositor's own expense, within 30 days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Depositor to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Depositor further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

        (d) It is intended that the conveyances by the Depositor to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be construed as a sale by the Depositor to the Trustee of the Mortgage Loans for the benefit of the Certificateholders and the Insurer. Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the Mortgage Loans are held to be property of the Depositor or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyances provided for in this Section 2.01 shall be deemed to be (1) a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the related Mortgage Note and Mortgage, and any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Depositor to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B) and (C) granted by Residential Funding to the Depositor pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code as in effect in the States of New York and Minnesota and any other applicable jurisdiction; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

        The Depositor and, at the Depositor's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Depositor shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans as evidenced by an Officers' Certificate of the Depositor, with a copy delivered to the Insurer, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Depositor or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Depositor or (3) any transfer of any interest of Residential Funding or the Depositor in any Mortgage Loan.

        Section 2.02. Acceptance by Trustee.

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) above (except that for purposes of such acknowledgment only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Depositor or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification (the "Final Certification") executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above. If the

Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the Depositor; provided, that if the Mortgage Loan related to such Mortgage File is listed on Schedule A of the Assignment Agreement, no notification shall be necessary. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Depositor and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. If such omission or defect materially and adversely affects the interests in the related Mortgage Loan of the Certificateholders or the Insurer, the Master Servicer shall promptly notify the related Subservicer of such omission or defect and request that such Subservicer correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer does not correct or cure such omission or defect within such period, that such Subservicer purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered; and provided further, that no cure, substitution or repurchase shall be required if such omission or defect is in respect of a Mortgage Loan listed on Schedule A of the Assignment Agreement. The Purchase Price for any such Mortgage Loan shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Residential Funding that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Residential Funding and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Subservicer, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders (except for the Insurer's rights under the Insurance Agreement).

        Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the Depositor.

        (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders and the Insurer that:

               (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

                             (ii) The execution  and delivery of this  Agreement
                      by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

               (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Depositor, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

               (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

                      (v) No litigation is pending or, to the best of the Master
               Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

               (vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

                      (vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Depositor, any Affiliate of the Depositor or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

               (viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of
        Section 3.02; and

               (ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian. Upon discovery by either the Depositor, the Master Servicer, the Insurer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this Section 2.03(a) which materially and adversely affects the interests of the Certificateholders or the Insurer in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders (except for the Insurer's rights under Section 3.03 of the Insurance Agreement).

        (b) The Depositor hereby represents and warrants to the Trustee for the benefit of the Certificateholders and the Insurer that as of the Closing Date (or, if otherwise specified below, as of the date so specified): (i) The information set forth in Exhibit F-1, Exhibit F-2, Exhibit F-3 and Exhibit F-4 hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the respective date or dates which such information is furnished; (ii) Immediately prior to the conveyance of the Mortgage Loans to the Trustee, the Depositor had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such conveyance validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest; and (iii) Each Mortgage Loan constitutes a qualified mortgage under
Section   860G(a)(3)(A)   of  the  Code   and   Treasury   Regulations   Section
1.860G-2(a)(1).

        It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Depositor, the Master Servicer, the Insurer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders or the Insurer in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (including the Insurer)(any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(iii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Depositor shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Depositor shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, substitution or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Depositor under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Depositor to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders (other than the Insurer) or the Trustee on behalf of the Certificateholders (other than the Insurer). Notwithstanding the foregoing, the Depositor shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

        Section 2.04. Representations and Warranties of Residential Funding.

        The Depositor, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of the Certificateholders all of its right, title and interest in respect of the Assignment Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement relates to the representations and warranties made by Residential Funding in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders.

        Upon the discovery by the Depositor, the Master Servicer, the Insurer, the Trustee or any Custodian of a breach of any of the representations and warranties made in the Assignment Agreement in respect of any Mortgage Loan or of any Repurchase Event which materially and adversely affects the interests of the Certificateholders or the Insurer in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (including the Insurer)(any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify Residential Funding of such breach or Repurchase Event and request that Residential Funding either (i) cure such breach or Repurchase Event in all material respects within 90 days from the date the Master Servicer was notified of such breach or Repurchase Event or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that, in the case of a breach or Repurchase Event under the Assignment Agreement, Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or substitution must occur within 90 days from the date the breach was discovered. If the breach of representation and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to Section 4 of the Assignment Agreement was the representation and warranty set forth in clause (bb) of Section 4 thereof, then the Master Servicer shall request that Residential Funding pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this
Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section
2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, and Residential Funding shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in Section 4 of the Assignment Agreement, as of the date of substitution, and the covenants, representations and warranties set forth in this Section 2.04, and in Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and by an Opinion of Counsel to the effect that such substitution will not cause
(a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under
Section 860G(d)(1) of the Code or (b) any portion of REMIC I, REMIC II, REMIC III or REMIC IV to fail to qualify as a REMIC at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of Residential Funding to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing and to make any additional payments required under the Assignment Agreement in connection with a breach of the representation and warranty in clause (bb) of Section 4 thereof shall constitute the sole remedy respecting such breach available to the Certificateholders (other than the Insurer) or the Trustee on behalf of the Certificateholders (other than the Insurer). If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Assignment Agreement applicable to such Mortgage Loan.

        Section 2.05. Execution and Authentication of Certificates; Conveyance of Uncertificated REMIC Regular Interests.

        (a) The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed and caused to be authenticated and delivered to or upon the order of the Depositor the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

        (b) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interest and the REMIC II Regular Interest for the benefit of the holders of the REMIC III Regular Interests and the Class R-III Certificates. The Trustee acknowledges receipt of the REMIC I Regular Interest and the REMIC II Regular Interest (which are uncertificated) and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the REMIC III Regular Interests and the Class R-III Certificates. The interests evidenced by the Class R-III Certificates, together with the REMIC III Regular Interests, constitute the entire beneficial ownership interest in REMIC III.

        (c) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC III Regular Interests for the benefit of the holders of the Regular Certificates and the Class R-IV Certificates. The Trustee acknowledges receipt of the REMIC III Regular Interests (which are uncertificated) and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the Regular Certificates and the Class R-IV Certificates. The interests evidenced by the Class R-IV Certificates, together with the Regular Certificates, constitute the entire beneficial ownership interest in REMIC IV.

        (d) In exchange for the REMIC III Regular Interests and, concurrently with the assignment to the Trustee thereof, pursuant to the written request of the Depositor executed by an officer of the Depositor, the Trustee has executed, authenticated and delivered to or upon the order of the Depositor, the Regular Certificates in authorized denominations evidencing (together with the Class R-IV Certificates) the entire beneficial ownership interest in REMIC IV.

                                         ARTICLE III

                        ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

        Section 3.01. Master Servicer to Act as Servicer.

        (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans, following such procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities, and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS(R) System, it becomes necessary to remove any Mortgage Loan from registration on the MERS(R) System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer from the Trust Fund. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any of REMIC I, REMIC II, REMIC III or REMIC

IV to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

        (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

        (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

        Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' Obligations.

        (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement, and in either case shall be a Freddie Mac, Fannie Mae or HUD approved mortgage servicer. In addition, any Subservicer of a Mortgage Loan insured by the FHA must be an FHA-approved servicer, and any Subservicer of a Mortgage Loan guaranteed by the VA must be a VA-approved servicer. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in
Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage

Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required by, permitted by or consistent with the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders or the Insurer. The Program Guide and any other Subservicing Agreement entered into between the Master Servicer and any Subservicer shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

        (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee, the Insurer and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a  representation  or  warranty,  as described in Section
2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or
(ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

        Section 3.03. Successor Subservicers.

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor

Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

        Section 3.04. Liability of the Master Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee, the Insurer and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Depositor and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

        Section 3.05.  No  Contractual   Relationship  Between  Subservicer  and
                Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

        Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee.

        (a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

        (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.


        (c) Unless an Insurer Default exists, the Master Servicer will, if it is authorized to do so under the relevant Subservicing Agreement, upon request of the Insurer at a time when the Insurer may remove the Master Servicer under the terms hereof, terminate any Subservicing Agreement.

        Section 3.07. Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

        (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide, provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary
Insurance Policy or materially adversely affect the lien of the related Mortgage. Notwithstanding anything in this Section to the contrary, the Master Servicer or any Subservicer shall not enforce any prepayment charge to the extent that such enforcement would violate any applicable law. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders or the Insurer (taking into account any estimated Realized Loss that might result absent such action), provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the Mortgage Loan, or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable. For purposes of delinquency calculations, any capitalized Mortgage Loan shall be deemed to be current as of the date of the related Servicing Modification. No such modification shall reduce the Mortgage Rate (i) with respect to a fixed rate Mortgage Loan, (A) below one-half of the Mortgage Rate as in effect on the Cut-off Date or (B) below the sum of the rates at which the Servicing Fee, the Subservicing Fee and the Certificate Insurer Premium with respect to such Mortgage Loan accrue or
(ii) with respect to an adjustable  rate Mortgage Loan, (A) below the greater of
(1) one-half of the Mortgage Rate as in effect on the Cut-off Date and (2) one-half of the Mortgage Rate as in effect on the date of the Servicing Modification or (B) below the sum of the rates at which the Servicing Fee, the Subservicing Fee and the Certificate Insurer Premium with respect to such Mortgage Loan accrue. The final maturity date for any Mortgage Loan shall not be extended beyond the Maturity Date. Also, the Stated Principal Balance of all Reportable Modified Mortgage Loans subject to Servicing Modifications (measured at the time of the Servicing Modification and after giving effect to any Servicing Modification) can be no more than five percent of the aggregate
Cut-off Date Principal Balance of the Mortgage Loans, unless such limit is increased from time to time with the consent of the Rating Agencies and the Insurer. In addition, any amounts owing on a Mortgage Loan added to the outstanding principal balance of such Mortgage Loan must be fully amortized over the term of such Mortgage Loan, and such amounts may be added to the outstanding principal balance of a Mortgage Loan only once during the life of such Mortgage Loan. Also, the addition of such amounts described in the preceding sentence shall be implemented in accordance with the Program Guide and may be implemented only by Subservicers that have been approved by the Master Servicer for such purpose. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be re- amortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Amount thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such reamortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

        (b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

        (i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

        (ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

        (iii) Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (net of any related expenses of the Subservicer);

        (iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04, 4.07 or 4.08 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04; and

        (v) Any amounts required to be deposited pursuant to Section 3.07(c) and any payments or collections received consisting of prepayment charges.

        The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections consisting of late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans. With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds, Subsequent Recoveries and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04, 4.07 and 4.08 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the related Group I or Group II Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

        (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

        (d) The Master Servicer shall give written notice to the Trustee and the Depositor of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

        Section 3.08. Subservicing Accounts; Servicing Accounts.

        (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the

Program Guide and be otherwise acceptable to the Master Servicer, the Insurer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections consisting of late charges or assumption fees, or payments or collections received consisting of prepayment charges to the extent that the Subservicer is entitled to retain such amounts pursuant to the Subservicing Agreement. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related
Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

        (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee and the Certificate Insurer Premium Modified Rate, if any, accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

        (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

        (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

        Section 3.09. Access to Certain Documentation and Information Regarding the Mortgage Loans.

        In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

        Section 3.10. Permitted Withdrawals from the Custodial Account.

        (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

               (i) to remit to the Trustee for deposit into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

               (ii) to reimburse itself or the related Subservicer for previously unreimbursed Advances, Servicing Advances or other expenses made pursuant to Sections 3.01, 3.08, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on the related Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04, 4.07 or 4.08) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer

        Advances or Advances pursuant to Section 4.04 and (B) late recoveries of the payments for which such advances were made in the case of Servicing Advances;

               (iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at a rate per annum equal to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) plus the Certificate Insurer Premium Modified Rate, if any, on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

               (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

               (v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

               (vi) to pay to itself, a Subservicer, Residential Funding, the Depositor or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07, 4.08 or 9.01, all amounts received thereon and not required to be distributed to Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

               (vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, and any Advance or Servicing Advance made in connection with a modified Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance or Servicing Advance was added to the Stated Principal Balance of the Mortgage Loan in the preceding calendar month;

               (viii) to reimburse itself or the Depositor for expenses incurred by and reimbursable to it or the Depositor pursuant to Section 3.14(c), 6.03, 10.01 or otherwise;

               (ix) to reimburse itself for amounts expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

               (x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07, including any payoff fees or penalties or any other additional amounts payable to the Master Servicer or Subservicer pursuant to the terms of the Mortgage Note.

        (b) Since,  in  connection  with  withdrawals  pursuant to clauses (ii),
(iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

        (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance relating to an Advance pursuant to Section 4.04 on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

        Section 3.11. Maintenance of Primary Insurance Coverage.

        (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in noncoverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value at origination in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Master Servicer had knowledge of such Primary Insurance Policy. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

        (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance

Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

        Section 3.12. Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

        (a) The Master Servicer shall cause to be maintained for each Mortgage Loan fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan (together with the principal balance of any mortgage loan secured by a lien that is senior to the Mortgage Loan) or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this
Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the

Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

        (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Depositor. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this
Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

        Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.

        (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing: (i) the Master Servicer shall not be deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and (ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

        (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the
Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and cause any of REMIC I, REMIC II, REMIC III or REMIC IV to fail to qualify as REMICs under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien (or junior lien of the same priority in relation to any senior mortgage loan, with respect to any Mortgage Loan secured by a junior Mortgage) pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, the buyer/transferee of the Mortgaged Property would be qualified to assume the Mortgage Loan based on generally comparable credit quality and such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related
Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

        (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that each of REMIC I, REMIC II, REMIC III or REMIC IV would continue to qualify as a REMIC under the Code as a result thereof and that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any of REMIC I, REMIC II, REMIC III or REMIC IV as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

        (d) Subject to any other applicable terms and conditions of this Agreement, the Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws; (iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

        Section 3.14. Realization Upon Defaulted Mortgage Loans.

        (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i)
accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section 3.07. In connection with such foreclosure or other conversion or action, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion or action in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the correction of any default on a related senior mortgage loan, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes or the Insurer after reimbursement to itself for such expenses or charges and (ii) that such expenses and charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section

3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.10. In addition, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections
2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

        (b) In the event that title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

        (c) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of each of REMIC I, REMIC II, REMIC III or REMIC IV as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer obtains for the Trustee and the Insurer an Opinion of Counsel, addressed to the Trustee, the Insurer and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any of REMIC I, REMIC II, REMIC III or REMIC IV to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject REMIC I, REMIC II, REMIC III or REMIC IV to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of
Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

        (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery (other than Subsequent Recoveries) resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), to the Due Date in the related Due Period prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property) (provided that if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); fifth, to the Insurer for reimbursement for any payments made pursuant to either Policy to the extent not reimbursed pursuant to Section 4.02(c)(v) and (vi) or 4.02(d)(vi) and
(vii); and sixth, to Foreclosure Profits.

        Section 3.15. Trustee to Cooperate; Release of Mortgage Files.

        (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit G requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The
Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release, including any applicable UCC termination statements. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

        (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit G hereto, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.

        (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

        Section  3.16.   Servicing  and  Other  Compensation;   Eligible  Master
Servicing Compensation.

        (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

        (b) Additional servicing compensation in the form of assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

        (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

        (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

        (e) Notwithstanding clauses (a) and (b) above, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Eligible Master Servicing Compensation (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer shall not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) shall not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) shall not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi). With respect to any Distribution Date, Eligible Master Servicing Compensation derived from Loan Group I shall be used on such Distribution Date
(i) to cover any Prepayment Interest Shortfalls on the Group I Loans and (ii) to cover any Prepayment Interest Shortfalls on the Group II Loans and Group III Loans, but only to the extent not covered by Eligible Master Servicing Compensation derived from Loan Group II and Loan Group III. With respect to any Distribution Date, Eligible Master Servicing Compensation derived from Loan Group II shall be used on such Distribution Date (i) to cover any Prepayment
Interest  Shortfalls  on the  Group II Loans  and (ii) to cover  any  Prepayment
Interest Shortfalls on the Group I Loans and Group III Loans, but only to the extent not covered by Eligible Master Servicing Compensation derived from Loan Group I and Loan Group III. With respect to any Distribution Date, Eligible Master Servicing Compensation derived from Loan Group III shall be used on such Distribution Date (i) to cover any Prepayment Interest Shortfalls on the Group III Loans and (ii) to cover any Prepayment Interest Shortfalls on the Group I Loans and Group II Loans, but only to the extent not covered by Eligible Master Servicing Compensation derived from Loan Group I and Loan Group II. In the event that one Loan Group has Prepayment Interest Shortfalls not covered by Eligible Master Servicing Compensation derived from such Loan Group on any Distribution Date (such Loan Group, the "Targeted Loan Group") and the other two Loan Groups (the "Non-related Loan Groups") have Eligible Master Servicing Compensation remaining after covering Prepayment Interest Shortfalls with respect to such Non-related Loan Groups, the amount of Prepayment Interest Shortfalls outstanding for the Targeted Loan Group will be covered by the Eligible Master Servicing Compensation derived from the Non-related Loan Groups (to the extent not covered by Eligible Master Servicing Compensation derived from the Targeted Loan Group) on a pro rata basis, based on the remaining amount of Eligible Master Servicing Compensation derived from each Non-related Loan Group relative to the aggregate amount of remaining Eligible Master Servicing Compensation derived from such Non-related Loan Groups and the amount of outstanding Prepayment Interest Shortfalls with respect to the Targeted Loan Group. In the event that two Loan Groups have Prepayment Interest Shortfalls not covered by Eligible Master Servicing Compensation derived from such related Loan Groups on any Distribution Date (such Loan Groups, the "Targeted Loan Groups") and the other Loan Group has Eligible Master Servicing Compensation remaining after covering Prepayment Interest Shortfalls with respect to such Loan Groups, the amount of Prepayment Interest Shortfalls outstanding for the Targeted Loan Groups will be covered by the Eligible Master Servicing Compensation derived from the Non-related Loan Group (to the extent not covered by Eligible Master Servicing Compensation derived from the respective Targeted Loan Groups) on a pro rata basis, based on the amount of Prepayment Interest Shortfalls remaining with respect to such Targeted Loan Groups relative to the aggregate amount of outstanding Prepayment Interest Shortfalls for the Targeted Loan Groups and the remaining amount of Eligible Master Servicing Compensation derived from the Non-related Loan Group.

        Section 3.17. Reports to the Trustee and the Depositor.

        Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Depositor a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

        Section 3.18. Annual Statement as to Compliance.

        The Master Servicer will deliver to the Depositor, the Trustee and the Insurer on or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, or
(b) with respect to any calendar year during which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and of its performance under the pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, specifying such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

        Section 3.19. Annual Independent Public Accountants' Servicing Report.

        On or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, or
(b) with respect to any calendar year during which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the Depositor's annual report on Form 10- K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), the Master Servicer at its expense shall cause a firm of independent public accountants which shall be members of the American Institute of Certified Public Accountants to furnish a report to the Depositor, the Insurer and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

        Section 3.20. Right of the Depositor in Respect of the Master Servicer.

        The Master Servicer shall afford the Depositor and the Trustee, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Depositor and the Trustee with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Depositor or Residential Funding. The Insurer hereby is so identified. The Depositor may, but is not obligated to perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. The Depositor shall not have the responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

                                          ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS

        Section 4.01. Certificate Account.

        (a) The Master Servicer acting as agent of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall deposit or cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e), Section 4.07 or Section 4.08, (iv) any amount to be deposited in the Reserve Fund pursuant to Section 4.09, (v) any amount required to be paid pursuant to Section 9.01, (vi) any prepayment charges on the Mortgage Loans received during the related Prepayment Period, (vii) an amount equal to the Certificate Insurer Premium payable on such Distribution Date and (viii) all other amounts constituting the Group I , Group II or Group III Available Distribution Amount for the immediately succeeding Distribution Date. In addition, as and to the extent required pursuant to Section 4.10(b), the Trustee shall withdraw from the Insurance Account and deposit into the Certificate Account the amount necessary to pay the Insured Payment on each Distribution Date to the extent received from the Insurer.

        (b) On each Distribution Date, prior to making any other distributions referred to in Section 4.02 herein, the Trustee shall withdraw from the Certificate Account and pay to the Insurer, by wire transfer of immediately available funds to the Insurer Account, the Certificate Insurer Premium for such Distribution Date. The Trustee shall deposit any amounts received from the Insurer pursuant to the Policies into the Insurance Account. The amount necessary to pay any Insured Payment shall be distributed on the immediately following Distribution Date as part of the Group I Available Distribution Amount, Group II Available Distribution Amount or Group III Available Distribution Amount, as applicable.

        (c) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders and the Insurer, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) if such Permitted Investment is an obligation of the institution that maintains such account or a fund for which such institution serves as custodian, then such Permitted Investment may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

        Section 4.02. Distributions.

        (a) On each Distribution Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall allocate and distribute the Group I Principal Distribution Amount, Group II Principal Distribution Amount and Group III Principal Distribution Amount to the extent on deposit in the Certificate Account for such date to the interests issued in respect of REMIC I, REMIC II, REMIC III and REMIC IV as specified in this Section.

        (b)(1) On each Distribution Date, the following amounts, in the following order of priority, to the extent of the Group I Available Distribution Amount, reduced by distributions made to the Class R-I Certificates pursuant to
Section 4.02(c), shall be deemed distributed by REMIC I to REMIC III on account of REMIC I Regular Interest A:

               (i) Uncertificated Accrued Interest on REMIC I Regular Interest A for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

               (ii) to the extent of amounts remaining after the distributions made pursuant to clause (i) above, to REMIC I Regular Interest A until the Uncertificated Principal Balance of such REMIC I Regular Interest is reduced to zero.

        (2) On each Distribution Date, the following amounts, in the following order of priority, to the extent of the Group II Available Distribution Amount, reduced by distributions made to the Class R-II Certificates pursuant to Section 4.02(d), shall be deemed distributed by REMIC II to REMIC III on account of REMIC II Regular Interest B:

               (i) Uncertificated Accrued Interest on REMIC II Regular Interest B for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

               (ii) to the extent of amounts remaining after the distributions made pursuant to clause (i) above, allocated as follows: to REMIC II Regular Interest B until the Uncertificated Principal Balance of such REMIC II Regular Interest is reduced to zero.

        (3) On each Distribution Date, the following amounts, in the following order of priority, to the extent of the Group III Available Distribution Amount, reduced by distributions made to the Class R-II Certificates pursuant to Section 4.02(d), shall be deemed distributed by REMIC II to REMIC III on account of REMIC II Regular Interest A-III-PO, A-III-IO and A-III-OC:

               (i) Uncertificated Accrued Interest on REMIC II Regular Interest A-III-IO for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

               (ii) distributions of principal shall be payable to REMIC II Regular Interest A-III-PO and REMIC II Regular Interest A-III-OC in the same amount and priority as principal is payable to REMIC III Regular Interest A-III-PO and REMIC III Regular Interest A-III-OC, respectively.


        (4)(A) On  each  Distribution  Date,  the  following  amounts,   in  the
               following order of priority, shall be distributed by REMIC III to REMIC IV on account of the REMIC III Group I Regular Interests:

               (i) to the extent of the Group I Available Distribution Amount, reduced by distributions made to the Class R-I Certificates and Class R-III Certificates pursuant to Section 4.02(c), to the Holders of the REMIC III Group I Regular Interests, pro rata, in an amount equal to (A) the related Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated Accrued Interest in respect of REMIC III Regular Interest I-ZZ shall be reduced when the REMIC III Group I Overcollateralization Amount is less than the REMIC III Group I Required Overcollateralization Amount, by the lesser of (x) the amount of such difference and (y) the REMIC III Regular Interest I-ZZ Maximum Interest Deferral Amount, and such amount will be payable to the Holders of REMIC III Regular Interest A-I-1, REMIC III Regular Interest A-I-2, REMIC III Regular Interest A-I-3, REMIC III Regular Interest A-I-4, REMIC III Regular Interest A-I-5 and REMIC III Regular Interest A-I-6 in the same proportion as the Group I Overcollateralization Increase Amount is allocated to the Corresponding Class for each such REMIC III Regular Interest, respectively, and the Uncertificated Principal Balance of REMIC III Regular Interest I-ZZ shall be increased by such amount; and

               (ii) on each Distribution Date, 98.00% of such remainder, to the Holders of REMIC III Group I Regular Interests in an amount equal to the remainder of the Group I Available Distribution Amount after the distributions made pursuant to clause (i) above, allocated as follows (except as provided below): (A) to the Holders of the REMIC III Regular Interest I-AA, until the Uncertificated Principal Balance of such REMIC III Regular Interest is reduced to zero; (B) 2% of such remainder, first, to the

Holders of the REMIC III Regular Interests A-I-1, A-I-2, A-I-3, A-I-4, A-I-5 and A-I-6, in an aggregate amount equal to 1% of and in the same proportion as principal payments are allocated to the Corresponding Class for each such REMIC III Regular Interest, respectively, until the Uncertificated Principal Balance of each such REMIC III Regular Interest is reduced to zero; and second, to the Holders of the REMIC III Regular Interest I-ZZ, until the Uncertificated Principal Balance of such REMIC III Regular Interest is reduced to zero; and (C) any remaining amounts to the Holders of the Class R-III Certificates.

        (B) On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC III to REMIC IV on account of the REMIC III Group II Regular Interests:

               (i) to the extent of the Group II Available Distribution Amount, reduced by distributions made to the Class R-II Certificates and Class R-III Certificates pursuant to Section 4.02(d), to the Holders of the REMIC III Group II Regular Interests, pro rata, in an amount equal to (A) the related Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as  Uncertificated  Accrued  Interest  in  respect of REMIC III  Regular
Interest II-ZZ shall be reduced when the REMIC III Group II Overcollateralization Amount is less than the REMIC III Group II Required Overcollateralization Amount, by the lesser of (x) the amount of such difference and (y) the REMIC III Regular Interest II-ZZ Maximum Interest Deferral Amount, and such amount will be payable to the Holders of REMIC III Regular Interest A-II-A, REMIC III Regular Interest A-II-B1, REMIC III Regular Interest A-II-B2, REMIC III Regular Interest A-II-B3, REMIC III Regular Interest M-II-1, REMIC III Regular Interest M-II-2, REMIC III Regular Interest M-II-3, REMIC III Regular Interest M-II-4 and REMIC III Regular Interest M-II-5 in the same proportion as the Group II Overcollateralization Increase Amount is allocated to the Corresponding Class for each such REMIC III Regular Interest, respectively, and the Uncertificated Principal Balance of REMIC III Regular Interest II-ZZ shall be increased by such amount; and

               (ii) on each Distribution Date, 98.00% of such remainder, to the Holders of REMIC III Group II Regular Interests in an amount equal to the remainder of the Group II Available Distribution Amount after the distributions made pursuant to clause (i) above, allocated as follows (except as provided below): (A) to the Holders of the REMIC III Regular Interest II-AA, until the Uncertificated Principal Balance of such REMIC III Regular Interest is reduced to zero; (B) 2% of such remainder, first, to the Holders of the REMIC III Regular Interest A-II-A, A-II-B1 and A-II-B2, in an aggregate amount equal to 1% of and in the same proportion as principal payments are allocated to the Corresponding Class for each such REMIC III Regular Interest, respectively, until the Uncertificated Principal Balance of each such REMIC III Regular Interest is reduced to zero; and second, to the Holders of the REMIC III Regular Interest II-ZZ, until the Uncertificated Principal Balance of such REMIC III Regular Interest is reduced to zero; and (C) any remaining amounts to the Holders of the Class R-III Certificates.

        (5) On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC III to REMIC IV on account of the REMIC III Group III Regular Interests:

               (i) Uncertificated Accrued Interest on REMIC III Regular Interest A-III-IO for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

               (ii) distributions of principal shall be payable to REMIC III Regular Interest A-III-PO and REMIC III Regular Interest A-III-OC in the same amount and priority as principal is payable to the related Corresponding Interest.

        (6)(A) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC IV Regular Interests, the following amounts in the following order of priority:

                (i) Uncertificated Accrued Interest on the Uncertificated Class A-III-IO REMIC IV Regular Interest for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date, and

               (ii) Uncertificated Accrued Interest on the Uncertificated Class SB-II REMIC IV Regular Interest, in the same amount and priority as interest is accrued on the Class SB-II Certificate as set forth in Section 4.02(d).

               (iii) principal distributions on the Uncertificated Class A-III-PO REMIC IV Regular Interest and Uncertificated Class A-III-OC REMIC IV Regular Interest, equal to 100% of amounts distributable to the REMIC III Regular Interest PO and REMIC III Regular Interest A-III-OC, respectively.

        (B) In determining from time to time the Uncertificated REMIC Regular Interest Distribution Amounts, Realized Losses of principal allocated to the Class SB-II Certificate, to the extent such losses relate to Group III Loans, shall be deemed allocated to Uncertificated Class A-III-OC REMIC IV Regular Interest until the Uncertificated Principal Balance of such Uncertificated Class A-III-OC REMIC IV Regular Interest is reduced to zero. Realized Losses of principal allocated to the Class A-III Certificates under Section 4.05 shall be deemed allocated to Uncertificated Class A-III-PO REMIC IV Regular Interest until the Uncertificated Principal Balance of such Uncertificated Class A-III-PO REMIC IV Regular Interest is reduced to zero; Realized Losses of interest allocated to the Class SB-II Certificates under Section 4.05 shall be deemed allocated to Uncertificated Class SB-II REMIC IV Regular Interest.

        (C) On each Distribution Date, the Trustee shall be deemed to distribute from the Trust Fund, in the priority set forth in Section 4.02(e), to the Class A-III Certificates and Class SB-II Certificates, the amounts distributable thereon from the related Uncertificated REMIC Regular Interest Distribution Amounts deemed to have been received by the Trustee from the Trust Fund under this Section 4.02(b). The amount deemed distributable hereunder with respect to the Class A-III Certificates and Class SB-II Certificates shall equal 100% of the amounts payable with respect to the related Uncertificated REMIC IV Regular Interests.

        (7) Notwithstanding the distributions described in this Section 4.02(b), distribution of funds from the Certificate Account shall be made only in accordance with Section 4.02(c), (d) and (e).

        (c) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share with respect to each Class of Certificates, shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder of the following amounts, in the following order of priority, subject to the provisions of Section 4.02(f), (g) and (h)), in each case to the extent of the Group I Available Distribution Amount on deposit in the Certificate Account (or, with respect to clause (xxiii) below, to the extent of prepayment charges on deposit in the Certificate Account):

               (i) to the Class A-I Certificateholders, the Class A-I Interest Distribution Amount, with such amount allocated among the Class A-I Certificateholders on a pro rata basis;

               (ii) to the Class A-I Certificateholders, the Group I Principal Distribution Amount (other than clauses (iv) and (v) of the definition thereof), in the order described in Section 4.02(f), until the Certificate Principal Balances of the Class A-I Certificates have been reduced to zero;

               (iii) to the Class A-I Certificateholders, from the Group I Excess Cash Flow, an amount equal to the principal portion of Realized Losses (other than Group I Excess Losses) on the Group I Loans during the immediately preceding Due Period, which amount shall be included in the Group I Principal Distribution Amount and paid in accordance with
        Section 4.02(f) hereof, until the Certificate Principal Balances of the Class A-I Certificates have been reduced to zero;

               (iv) to the Class A-II Certificateholders and Class A-III Certificateholders, from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, an amount equal to the principal portion of Realized Losses (other than Group II/III Excess Losses) on the Group II Loans and Group III Loans, respectively, during the immediately preceding Due Period to the extent not covered by the Group II Excess Cash Flow, which amount shall be included in the Group II Principal Distribution Amount and Group III Principal Distribution Amount and paid in accordance with Section 4.02(g) and (h) hereof, respectively, until the Certificate Principal Balances of the Class A-II Certificates and Class A-III Certificates have been reduced to zero;

               (v) to the  Insurer,  from the  amount,  if any,  of the  Group I
        Available    Distribution   Amount   remaining   after   the   foregoing
        distributions, in respect of any Group I Cumulative Insurance Payments;

               (vi) to the Insurer, from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, in respect of any Group II Cumulative Insurance Payments and Group III Cumulative Insurance Payments, to the extent not covered by the Group II Excess Cash Flow;

               (vii) to the Class A-II Certificateholders and Class A-III Certificateholders, pro rata, from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, the Group II Overcollateralization Increase Amount and Group III Overcollateralization Increase Amount for such Distribution Date, which amount shall be included in the Group II Principal Distribution Amount and Group III Principal Distribution Amount and paid in accordance with Section 4.02(g) and (h) hereof, respectively, until the Certificate Principal Balances of the Class A-II Certificates and Class A-III Certificates have been reduced to zero, but only to the extent the aggregate Certificate Principal Balance of the Class A-II Certificates or Class A-III Certificates immediately prior to such Distribution Date exceeded the aggregate Stated Principal Balance of the Group II Loans or Group III Loans, respectively, at the end of the immediately preceding Due Period and to the extent not covered by the Group II Excess Cash Flow;

               (viii) to the Class A-I Certificateholders, from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, the Group I Overcollateralization Increase Amount for such Distribution Date, which amount shall be included in the Group I Principal Distribution Amount and paid in accordance with
        Section 4.02(f) hereof, until the Certificate Principal Balances of such Class A-I Certificates have been reduced to zero;

               (ix)  to  the  Class  A-II  Certificateholders  and  Class  A-III
        Certificateholders, pro rata, from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, the Group II Overcollateralization Increase Amount and the Group III Overcollateralization Increase Amount for such Distribution Date to the extent not covered by the Group II Excess Cash Flow for such Distribution Date, which amounts shall be included in the Group II Principal Distribution Amount and Group III Principal Distribution Amount and paid in accordance with Section 4.02(g) and (h) hereof, respectively, until the Certificate Principal Balances of such Class A-II Certificates and Class A-III Certificates have been reduced to zero;

               (x) to the Class A-I Certificateholders, from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto with respect to the Group I Loans, to the extent not covered by Eligible Master Servicing Compensation on such Distribution Date;

               (xi) to the Class A-II Certificateholders and Class A-III Certificateholders, pro rata, from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto with respect to the Group II Loans and Group III Loans, to the extent not covered by Eligible Master Servicing Compensation and any Group II Excess Cash Flow on such Distribution Date;

               (xii) to the Class A-I Certificateholders, from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto remaining unpaid from prior Distribution Dates together with interest thereon;

               (xiii) to the Class A-II Certificateholders and Class A-III Certificateholders, pro rata, from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto remaining unpaid from prior Distribution Dates together with interest thereon, to the extent not covered by any Group II Excess Cash Flow on such Distribution Date;

               (xiv) to make payments, from amounts otherwise payable to the Class SB-I Certificates (but in no event more than the Accrued Certificate Interest on such Class), (i) first, to the Reserve Fund to pay to the Class A-I-1, Class A-I-4, Class A-I-5 and Class A-I-6 Certificates the amount of any Group I Net WAC Cap Shortfall Carry-Forward Amount on such Classes of Certificates in the manner and order of priority set forth in Section 4.09(a); and (ii) second, to maintain a balance in the Reserve Fund equal to the Reserve Fund Deposit;

               (xv) to make payments, from amounts otherwise payable to the Class SB-I Certificates (but in no event more than the Accrued Certificate Interest on such Class), (i) first, to the Reserve Fund to pay to the Class A-II Certificates the amount of any Group II-A Basis Risk Shortfall

        Carry-Forward Amount or Group II-B Basis Risk Shortfall Carry-Forward Amount on such Classes of Certificates in the manner and order of priority set forth in Section 4.09(a) to the extent not covered by payments pursuant to Section 4.02(d)(xv) and (ii) second, to maintain a balance in the Reserve Fund equal to the Reserve Fund Deposit;

               (xvi) to the Class A-I Certificateholders on a pro rata basis, based on the amount of Relief Act Shortfalls allocated thereto, from the amount, if any, of the Group I Excess Cash Flow remaining after the foregoing distributions, the amount of any Relief Act Shortfalls allocated to those Certificates with respect to such Distribution Date;

               (xvii) to the Class A-II Certificateholders and Class A-III Certificateholders on a pro rata basis, based on the amount of Relief Act Shortfalls allocated thereto, from the amount, if any, of the Group I Excess Cash Flow remaining after the foregoing distributions, the amount of any Relief Act Shortfalls allocated to those Certificates with respect to such Distribution Date, to the extent not covered by distributions of the Group II Excess Cash Flow on such Distribution Date;

               (xviii)to the Class A-I Certificateholders, from the amount, if any, of the Group I Excess Cash Flow remaining after the foregoing distributions, the principal portion of any Realized Losses previously allocated to those Certificates and remaining unreimbursed, which amount shall be allocated to the Class A-I Certificateholders on a pro rata basis, based on their respective principal portion of any Realized
        Losses previously allocated to those Certificates and remaining unreimbursed;

               (xix) to the Class A-II Certificateholders and Class A-III Certificateholders, from the amount, if any, of the Group I Excess Cash Flow remaining after the foregoing distributions, the principal portion of any Realized Losses previously allocated to those Certificates and remaining unreimbursed, to the extent not covered by distributions of the Group II Excess Cash Flow on such Distribution Date, which amount shall be allocated to the Class A-II Certificateholders and Class A-III Certificateholders on a pro rata basis, based on their respective principal portion of any Realized Losses previously allocated to those Certificates and remaining unreimbursed;

               (xx) to the Insurer, any other amounts owed to the Insurer pursuant to the Insurance Agreement;

               (xxi) to the Class SB-II Certificateholders, from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, the amount of any Group I Overcollateralization Reduction Amount for such Distribution Date to the extent of any Group II Diverted Excess Spread;

               (xxii) to the Class SB-I Certificates, from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, the sum of (A) Accrued Certificate Interest thereon and (B) the amount of any Group I Overcollateralization
        Reduction Amount for such Distribution Date (to the extent not distributed to the Class SB-II Certificates);

               (xxiii)to the Class SB-I Certificates, the amount of any payments or collections consisting of prepayment charges received on the Group I Loans (which amounts shall not be included in the Group I Available Distribution Amount) and, from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, for any Distribution Date after the Certificate Principal Balance of each Class A-I Certificate has been reduced to zero, an amount up to the Group I Overcollateralization Amount; and

               (xxiv) to the Class R-IV Certificateholders, the balance, if any, of the Group I Available Distribution Amount.

        (d) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share with respect to each Class of Certificates, shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder of the following amounts, in the following order of priority, subject to the provisions of Section 4.02(f), (g) and (h)), in each case to the extent of the Group II Available Distribution Amount on deposit in the Certificate Account (or, with respect to clause (xxiv) below, to the extent of prepayment charges on deposit in the Certificate Account):

               (i) to the Class A-II Certificateholders, the Class A-II Interest Distribution Amount, with such amount allocated among the Class A-II Certificateholders on a pro rata basis;

               (ii) to the Class A-II Certificateholders, the Group II Principal Distribution Amount (other than clauses (iv) and (v) of the definition thereof), in the order described in Section 4.02(g) hereof, until the Certificate Principal Balances of the Class A-II Certificates have been reduced to zero;

               (iii) to the Class A-III Certificateholders, the amount of any Class A-III Accrued Certificate Interest Shortfalls;

               (iv)  to  the  Class  A-II  Certificateholders  and  Class  A-III
        Certificateholders, pro rata, from the Group II Excess Cash Flow an amount equal to the principal portion of Realized Losses on the Group II Loans and Group III Loans, respectively, during the immediately preceding Due Period, which amount shall be included in the Group II Principal Distribution Amount and Group III Principal Distribution Amount and paid in accordance with Section 4.02(g) and (h) hereof, respectively, until the Certificate Principal Balances of the Class A-II Certificates and Class A-III Certificates have been reduced to zero;

               (v) to the Class A-I Certificateholders, from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions an amount equal to the principal portion of Realized Losses (other than Excess Realized Losses) on the Group I Loans during the immediately preceding Due Period to the extent not covered by the Group I Excess Cash Flow, which amount shall be included in the Group I Principal Distribution Amount and paid in accordance with
        Section 4.02(f) hereof, until the Certificate Principal Balances of the Class A-I Certificates have been reduced to zero;

               (vi) to the Insurer, from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, in respect of any Group II Cumulative Insurance Payments and Group III Cumulative Insurance Payments;

               (vii) to the Insurer, from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, in respect of any Group I Cumulative Insurance Payments, to the extent not covered by the Group I Excess Cash Flow;

               (viii) to the Class A-I Certificateholders, from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, the Group I Overcollateralization Increase Amount for such Distribution Date, which amount shall be included in the Group I Principal Distribution Amount and paid in accordance with
        Section 4.02(f) hereof, until the Certificate Principal Balances of the Class A-I Certificates have been reduced to zero, but only to the extent the aggregate Certificate Principal Balance of such Class A-I Certificates immediately prior to such Distribution Date exceeded the aggregate Stated Principal Balance of the Group I Loans at the end of the immediately preceding Due Period and to the extent not covered by the Group I Excess Cash Flow, in the order described in Section 4.02(f) with respect to the Class A-I Certificates;

               (ix) to the Class A-II Certificateholders and Class A-III Certificateholders, pro rata, from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, the Group II Overcollateralization Increase Amount and Group III Overcollateralization Increase Amount for such Distribution Date, which amounts shall be included in the Group II Principal Distribution Amount and Group III Principal Distribution Amount and paid in accordance with Section 4.02(g) and (h) hereof, respectively, until the Certificate Principal Balances of the Class A-II Certificates and Class A-III Certificates have been reduced to zero;

               (x) to the Class A-I Certificateholders, from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, the Group I Overcollateralization Increase Amount for such Distribution Date to the extent not covered by the Group I Excess Cash Flow for such Distribution Date, which amount shall be included in the Group I Principal Distribution Amount and paid in accordance with Section 4.02(f) hereof, until the Certificate Principal Balances of such Class A-I Certificates have been reduced to zero;

               (xi) to the Class A-II Certificateholders and Class A-III Certificateholders, pro rata, from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto with respect to the Group II Loans and Group III Loans, respectively, to the extent not covered by Eligible Master Servicing Compensation on such Distribution Date;

               (xii) to the Class A-I Certificateholders, from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto with respect to the Group I Loans, to the extent not covered by Eligible Master Servicing Compensation and any Group I Excess Cash Flow on such Distribution Date;

               (xiii) to the Class A-II Certificateholders and Class A-III Certificateholders, pro rata, from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto remaining unpaid from prior Distribution Dates together with interest thereon;

               (xiv) to the Class A-I Certificateholders from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto remaining unpaid from prior Distribution Dates together with interest thereon, to the extent not covered by any Group I Excess Cash Flow on such Distribution Date;

               (xv) to make payments, from amounts otherwise payable to the Class SB-II Certificates (but in no event more than the Accrued Certificate Interest on such Class), (i) first, to the Reserve Fund to pay to the Class A-II Certificates, the amount of any Group II-A Basis Risk Shortfall Carry-Forward Amount or Group II-B Basis Risk Shortfall Carry-Forward Amount on such Classes of Certificates in the manner and order of priority set forth in Section 4.09(a) and (ii) second, to maintain a balance in the Reserve Fund equal to the Reserve Fund Deposit;

               (xvi) to make payments, from amounts otherwise payable to the Class SB-II Certificates (but in no event more than the Accrued Certificate Interest on such Class), (i) first, to the Reserve Fund to pay to the Class A-I-1, Class A-I-4, Class A-I-5 and Class A-I-6
        Certificates, the amount of any Group I Net WAC Cap Shortfall Carry-Forward Amount on such Classes of Certificates in the manner and order of priority set forth in Section 4.09(a) to the extent not covered by payments pursuant to Section 4.02(c)(xiv), and (ii) second, to maintain a balance in the Reserve Fund equal to the Reserve Fund Deposit;

                      (xvii) to the Class A-II Certificateholders and Class A-III Certificateholders, pro rata, based on the amount of Relief Act Shortfalls allocated thereto, from the amount, if any, of the Group II Excess Cash Flow remaining after the foregoing distributions, the amount of any Relief Act Shortfalls allocated to those Certificates with respect to such Distribution Date;

               (xviii)to the Class A-I Certificateholders, based on the amount of Relief Act Shortfalls allocated thereto, from the amount, if any, of the Group II Excess Cash Flow remaining after the foregoing distributions, the amount of any Relief Act Shortfalls allocated to those Certificates with respect to such Distribution Date, to the extent not covered by distributions of the Group I Excess Cash Flow on such Distribution Date;

               (xix) to the Class A-II Certificateholders and Class A-III Certificateholders, from the amount, if any, of the Group II Excess Cash Flow remaining after the foregoing distributions, the principal portion of any Realized Losses previously allocated to those Certificates and remaining unreimbursed, which amount shall be allocated to the Class A-II Certificateholders and Class A-III Certificateholders on a pro rata basis, based on their respective principal portion of any Realized
        Losses previously allocated to those Certificates and remaining unreimbursed;

               (xx) to the Class A-I Certificateholders, from the amount, if any, of the Group II Excess Cash Flow remaining after the foregoing distributions, the principal portion of any Realized Losses previously allocated to those Certificates and remaining unreimbursed, to the extent not covered by distributions of the Group I Excess Cash Flow on such Distribution Date, which amount shall be allocated to the Class A-I Certificateholders, based on their respective principal portion of any Realized Losses previously allocated to those Certificates and remaining unreimbursed;

               (xxi) to the Insurer, any other amounts owed to the Insurer pursuant to the Insurance Agreement;

               (xxii) to the Class SB-I Certificateholders, from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, the amount of any Group

        II Overcollateralization Reduction Amount for such Distribution Date to the extent of any Group I Diverted Excess Spread;

               (xxiii)to the Class SB-II Certificates, from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, the sum of (A) Accrued Certificate Interest thereon and (B) the amount of any Group II Overcollateralization
        Reduction Amount for such Distribution Date (to the extent not distributed to the Class SB-I Certificates);

               (xxiv) to the Class SB-II Certificates, the amount of any payments or collections consisting of prepayment charges received on the Group II Loans (which amounts shall not be included in the Group II Available Distribution Amount) and, from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, for any Distribution Date after the Certificate Principal Balance of each Class A-II Certificate has been reduced to zero, an amount up to the Group II Overcollateralization Amount; and

               (xxv) to the Class R-IV Certificateholders, the balance, if any, of the Group II Available Distribution Amount.

        Distributions from the Group I Excess Cash Flow and Group II Excess Cash Flow pursuant to Sections 4.02(c) and 4.02(d) will be applied concurrently, meaning, for example, that amounts will be paid with respect to clauses 4.02(c)(iii) and 4.02(d)(iv) before determining the amount to be paid to the Class A-II Certificateholders and Class A-III Certificateholders, and to the Class A-I Certificateholders, pursuant to clauses 4.02(c)(iv) and 4.02(d)(v), respectively.

        (e) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share with respect to each Class of Certificates, shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder of the following amounts, in the following order of priority, subject to the provisions of Section 4.02(f), (g) and (h)), in each case to the extent of the Group III Available Distribution Amount on deposit in the Certificate Account (or, with respect to clause (iv) below, to the extent of prepayment charges on deposit in the Certificate Account):

               (i) to the Class A-III Certificateholders, the Class A-III Interest Distribution Amount, with such amount allocated among the Class A-III Certificateholders on a pro rata basis;

               (ii) to the Class A-III Certificateholders, the Group III Principal Distribution Amount, until the Certificate Principal Balances of the Class A-III Certificates have been reduced to zero;

               (iii) to the Insurer, any other amounts owed to the Insurer pursuant to the Insurance Agreement;

               (iv) to the Class SB-II Certificates, the amount of any payments or collections consisting of prepayment charges received on the Group III Loans (which amounts shall not be included in the Group III Available Distribution Amount) and, from the amount, if any, of the Group III Available Distribution Amount remaining after the foregoing distributions, for any Distribution Date after the Certificate Principal Balance of each Class A-III Certificate has been reduced to zero, an amount up to the Group III Overcollateralization Amount; and

               (v) to the Class R-IV Certificateholders, the balance, if any, of the Group III Available Distribution Amount.

        (f) On each Distribution Date, the Group I Principal Distribution Amount shall be distributed in the following manner and order of priority:

                      (1) first, to the to the Class A-I-6 Certificates, an amount equal to the Class A-I-6 Lockout Distribution Amount for that Distribution Date, until the Certificate Principal Balance of the Class A-I-6 Certificates has been reduced to zero; and

                      (2) second, to the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5 and Class A-I-6 Certificates, in that order, until the Certificate Principal Balance of each such Class has been reduced to zero.

        (g) On each Distribution Date, the Group II Principal Distribution Amount will be distributed as follows:

               (i) the Class A-II Principal Distribution Amount shall be distributed as follows:

                      (A) first, concurrently, the Class A-II-A Principal Distribution Amount will be distributed to the Class A-II-A Certificates, until the Certificate Principal Balance of the Class A-II-A Certificates has been reduced to zero, and the Class A-II-B Principal Distribution Amount will be distributed to the Class A-II-B Certificates, sequentially, to the Class A-II-B1 Certificates and Class A-II-B2 Certificates, in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero; and

                      (B) second, any remaining Class A-II-A Principal Distribution Amount will be distributed to the Class A-II-B Certificates, sequentially, to the Class A-II-B1 Certificates and Class A-II-B2 Certificates, in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero, and any remaining Class A-II-B Principal Distribution Amount will be distributed to the Class A-II-A Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

        (h) On each Distribution Date, the Group III Principal Distribution Amount will be distributed to the Class A-III Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero.

        (i) Notwithstanding the foregoing clauses (c), (d) and (e), upon the reduction of the Certificate Principal Balance of a Class of Class A Certificates to zero, such Class of Certificates will not be entitled to further distributions pursuant to Section 4.02, including, without limitation, the payment of current and unreimbursed Prepayment Interest Shortfalls pursuant to clauses (c)(x) through (c)(xiii) and (d)(xi) through (d)(xiv), the Group I Net WAC Cap Shortfall Carry-Forward Amount pursuant to clauses (c)(xiv) and (d)(xvi) and the Group II-A Basis Risk Shortfall Carry-Forward Amount and Group II-B Basis Risk Shortfall Carry-Forward Amount pursuant to clauses (c)(xv) and
(d)(xv).

        (j) Any Prepayment Interest Shortfalls on the Group I Loans which are not covered by Eligible Master Servicing Compensation as described in Section
3.16 and Relief Act Shortfalls on the Group I Loans will be allocated among the Class A-I Certificates pro rata in accordance with the amount of Accrued Certificate Interest that would have accrued on those Certificates absent these shortfalls. Any such uncovered Prepayment Interest Shortfalls will be paid solely pursuant to Section 4.02(c)(x) and (xii) and (d)(xii) and (xiv), to the extent funds are available therefor. Any such Relief Act Shortfalls will be paid solely pursuant to Section 4.02(c)(xvi) and (d)(xviii), to the extent funds are available therefor. Any Prepayment Interest Shortfalls on the Group II Loans which are not covered by Eligible Master Servicing Compensation as described in
Section 3.16 and Relief Act Shortfalls on the Group II Loans will be allocated among the Class A-II Certificates pro rata in accordance with the amount of Accrued Certificate Interest that would have accrued on those Certificates absent these shortfalls. Any such uncovered Prepayment Interest Shortfalls will be paid solely pursuant to Section 4.02(c)(xi) and (xiii) and (d)(xi) and
(xiii), to the extent funds are available therefor. Any such Relief Act Shortfalls will be paid solely pursuant to Section 4.02(c)(xvii) and (d)(xvii), to the extent funds are available therefor. Any Prepayment Interest Shortfalls on the Group III Loans which are not covered by Eligible Master Servicing Compensation as described in Section 3.16 and Relief Act Shortfalls on the Group III Loans will be allocated among the Class A-III Certificates in accordance with the amount of Accrued Certificate Interest that would have accrued on those Certificates absent these shortfalls. Any such uncovered Prepayment Interest Shortfalls will be paid solely pursuant to Section 4.02(c)(xi) and (xiii) and (d)(xi) and
(xiii), to the extent funds are available therefor. Any such Relief Act Shortfalls will be paid solely pursuant to Section 4.02(c)(xvii) and (d)(xvii), to the extent funds are available therefor.

        (k) In addition to the foregoing distributions, with respect to any Subsequent Recoveries, the Master Servicer shall deposit such funds into the Custodial Account pursuant to Section 3.07(b)(iii).

        (l) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Depositor or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

        (m) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

        Section 4.03. Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

        (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail or otherwise make available electronically on its website (which may be obtained by any Certificateholder by telephoning the Trustee at (877) 722-1095) to each Holder, the Insurer and the

Depositor a statement setting forth the following information as to each Class of Certificates, in each case to the extent applicable:

               (i) (A)the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (B) the aggregate amount included therein representing Principal Prepayments;

               (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

               (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

               (iv) the amount of any Advance by the Master Servicer with respect to the Group I Loans, Group II Loans and Group III Loans pursuant to Section 4.04;

               (v) the  number  of Group I Loans,  Group II Loans  and Group III
        Loans and the Stated Principal Balance after giving effect to the distribution of principal on such Distribution Date;

               (vi) the aggregate Certificate Principal Balance of each Class of the Certificates, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

               (vii) on the basis of the most recent reports furnished to it by Subservicers, (a) the number and aggregate principal balances of Group I Loans, Group II Loans and Group III Loans that are Delinquent (1) one month, (2) two months and (3) three or more months and the number and aggregate principal balance of Group I Loans, Group II Loans and Group III Loans that are in foreclosure, (b) the number and aggregate principal balances of Group I Loans, Group II Loans and Group III Loans that are Reportable Modified Mortgage Loans that are Delinquent (1) one month, (2) two months and (3) three or more months and the number and aggregate principal balance of Group I Loans, Group II Loans and Group III Loans that are Reportable Modified Mortgage Loans that are in foreclosure and are REO Property, indicating in each case capitalized Mortgage Loans, other Servicing Modifications and totals, and (c) for all Group I Loans, Group II Loans and Group III Loans that are
        Reportable Modified Mortgage Loans, the number and aggregate Stated Principal Balance of Group I Loans, Group II Loans and Group III Loans that are Reportable Modified Mortgage Loans that have been liquidated, the subject of pay-offs and that have been repurchased by the Master Servicer or Seller;

               (viii) the number, aggregate principal balance and book value of any REO Properties;

               (ix) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

               (x) the aggregate amount of Realized Losses for such Distribution Date and the aggregate amount of Realized Losses on the Group I Loans, Group II Loans and Group III Loans incurred since the Cut-off Date;

               (xi) the amount of any Insured Payment paid on such Distribution Date, the amount of any reimbursement payment made to the Insurer on such Distribution Date pursuant to Section 4.02(c)(v) and (xx),
          (d)(vi) and (xxi) and (e)(iii) and the amount of Group I Cumulative Insurance Payments, Group II Cumulative Insurance Payments and Group III Cumulative Insurance Payments, after giving effect to any such Insured Payment or any such reimbursement payment to the Insurer;

               (xii) the Pass-Through Rate on each Class of Certificates, the Group I Net WAC Cap Rate and the Group II Net WAC Cap Rate;

               (xiii) the weighted average of the Maximum Net Mortgage Rates on the Group I Loans, Group II Loans and Group III Loans;

               (xiv) the Group I Net WAC Cap Shortfall, Group I Net WAC Cap Shortfall Carry- Forward Amount, Group II-A Basis Risk Shortfall, Group II-A Basis Risk Shortfall Carry- Forward Amount, Group II-B Basis Risk Shortfall, Group II-B Basis Risk Shortfall Carry- Forward Amount and Group I, Group II and Group III Prepayment Interest Shortfalls;

               (xv) the Group I,  Group II and  Group III  Overcollateralization
        Amount   and  the   Group  I,   Group   II  and   Group   III   Required
        Overcollateralization Amount following such Distribution Date;

               (xvi) the number and aggregate principal balance of Group I Loans, Group II Loans and Group III Loans repurchased under Section 4.07 or Section 4.08;

               (xvii)  the  aggregate  amount of any  recoveries  on  previously
        foreclosed   loans  from   Residential   Funding  due  to  a  breach  of
        representation or warranty;

               (xviii)the weighted average remaining term to maturity of the Group I Loans, Group II Loans and Group III Loans after giving effect to the amounts distributed on such Distribution Date;

               (xix) the weighted average Mortgage Rates of the Group I Loans, Group II Loans and Group III Loans after giving effect to the amounts distributed on such Distribution Date; and

               (xx) the aggregate of any deposits to and withdrawals from the Reserve Fund for such Distribution Date and the remaining amount on deposit in the Reserve Fund after such deposits and withdrawals.

        In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer. Also, at the request of a Rating Agency, the Master Servicer shall provide the information relating to the Reportable Modified Mortgage Loans substantially in the form attached hereto as Exhibit S to such Rating Agency within a reasonable period of time; provided, however, that the Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

        (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and the Trustee shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and
(ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer and Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer and Trustee pursuant to any requirements of the Code.

        (c) As soon as reasonably practicable, upon the written request of any Certificateholder, the Master Servicer shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

        (d) The Master Servicer shall, on behalf of the Depositor and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder. In connection with the preparation and filing of such periodic reports, the Trustee shall timely provide to the Master Servicer (I) a list of Certificateholders as shown on the Certificate Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee hereunder, or the Trust Fund that are received by the Trustee, (III) notice of all matters that, to the actual knowledge of a Responsible Officer of the Trustee, have been submitted to a vote of the Certificateholders, other than those matters that have been submitted to a vote of the Certificateholders at the request of the Depositor or the Master Servicer, and (IV) notice of any failure of the Trustee to make any distribution to the Certificateholders as required pursuant to this Agreement. Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct. Any Form 10-K filed with the Commission in connection with this clause (d) shall include a certification, signed by the senior officer in charge of the servicing functions of the Master Servicer, in the form attached as Exhibit R-1 hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in compliance with Rule 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission. In connection with the Form 10-K Certification, the Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit R-2. This Section 4.03(d) may be amended in accordance with this Agreement without the consent of the Certificateholders.

        Section 4.04. Distribution of Reports to the Trustee and the Depositor; Advances by the Master Servicer.

        (a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement (which may be in a mutually agreeable electronic format) to the Trustee, the Insurer, any Paying Agent and the Depositor (the information in such statement to be made available to Certificateholders by the Master Servicer on request) (provided that the Master Servicer will use its best efforts to deliver such written statement not later than 12:00 p.m. New York time on the second Business Day prior to the Distribution Date) setting forth (i) the Group I, Group II and Group III Available Distribution Amounts, (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a), (iii) the amounts required to be withdrawn from and deposited into the Reserve Fund pursuant to Section 4.09, (iv) the Certificate Insurer Premium and, if the Master Servicer determines that a Deficiency Amount exists for such Distribution Date, the amount necessary to complete the notice in the form of Exhibit A to the related Policy (the "Notice") and (v) the amount of Prepayment Interest Shortfalls, Group I Net WAC Cap Shortfalls, Group II-A Basis Risk Shortfalls, Group II-B Basis Risk Shortfalls, Group I Net WAC Cap Shortfall Carry-Forward Amounts, Group II-A Basis Risk Shortfall Carry-Forward Amounts and Group II-B Basis Risk Shortfall Carry-Forward Amounts. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

        (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) remit to the Trustee for deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the sum of the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate plus the Certificate Insurer Premium Modified Rate, if applicable), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Relief Act or similar legislation or regulations then in effect, on the Outstanding
Mortgage Loans as of the related Due Date in the related Due Period, which Monthly Payments were due during the related Due Period and not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of
(i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04.The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Depositor, the Insurer and the Trustee. In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee and the Insurer of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01,
(a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer as successor Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date. In connection with the preceding sentence, the Trustee shall deposit all funds it receives pursuant to this Section 4.04 into the Certificate Account.

        Section 4.05. Allocation of Realized Losses.

        (a) Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modifications, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due in the month in which such Distribution Date occurs. The amount of each Realized Loss shall be evidenced by an Officers' Certificate.

        (1) (A) All Realized Losses on the Group I Loans (other than Excess Realized Losses) shall be allocated as follows:

                      first, to Group I Excess Cash Flow as provided in Section 4.02(c)(iii), to the extent of the Group I Excess Cash Flow for such Distribution Date;

                      second,  to the Group II Excess  Cash Flow as  provided in
                      Section 4.02(d)(v), to the extent of the Group II Excess Cash Flow for such Distribution Date remaining after distributions pursuant to Section 4.02(d)(iv);

                      third, in reduction of the Group I Overcollateralization Amount, until the earlier of: (1) such amount has been reduced to zero or (2) the aggregate Certificate Principal Balance of the Class A Certificates equals the aggregate Stated Principal Balance of the Mortgage Loans;

                      fourth, in reduction of the Group II Overcollateralization Amount and then the Group III Overcollateralization Amount, in each case until such amount is reduced to zero, meaning, that no additional Realized Losses will be allocated under any subsequent clause until the aggregate Certificate Principal Balance of the Class A Certificates equals the aggregate Stated Principal Balance of the Mortgage Loans; and

                      fifth, to the Class A-I Certificates, with such amount allocated among each Class of Class A-I Certificates on a pro rata basis, based on the outstanding Certificate Principal Balance of each such Class prior to giving effect to distributions to be made on that Distribution Date, until the Certificate Principal Balance of each such Class has been reduced to zero; and

               (B) Any Excess Realized Losses on the Group I Mortgage Loans, to the extent not covered by the related Policy, will be allocated to the Class A-I Certificates, pro rata, in an amount equal to the product of (a) the Excess Realized Losses and (b) the fraction, expressed as a percentage, the numerator of which is (x) the aggregate Certificate Principal Balance of the Class A-I Certificates, and the denominator of which is (y) the aggregate Stated Principal Balance of the Group

                      I Loans, until the Certificate Principal Balances thereof have been reduced to zero, and the remainder of such losses shall be allocated to the remaining Class A Certificates on a pro rata basis, until the Certificate Principal Balances thereof have been reduced to zero.

        (2) All Realized Losses on the Group II Loans shall be allocated as follows:

               (A)    first,  to the Group II Excess  Cash Flow as  provided  in
                      Section 4.02(d)(iv), to the extent of the Group II Excess Cash Flow for such Distribution Date;

                      second,  to the Group I Excess  Cash Flow as  provided  in
                      Section 4.02(c)(iv), to the extent of the Group I Excess Cash Flow for such Distribution Date remaining after distributions pursuant to Section 4.02(c)(iii);

                      third, in reduction of the Group II Overcollateralization Amount, until the earliest of: (1) such amount has been reduced to zero or (2) the aggregate Certificate Principal Balance of the Class A Certificates equals the aggregate Stated Principal Balance of the Mortgage Loans;

                      fourth, in reduction of the Group I Overcollateralization Amount and then the Group III Overcollateralization Amount, meaning, that no additional Realized Losses will be allocated to any Class of Certificates until the aggregate Certificate Principal Balance of the Class A Certificates equals the aggregate Stated Principal Balance of the Mortgage Loans; and

                      fifth, for losses on the Group II-A Loans, to the Class A-II-A Certificates, and for losses on the Group II-B Loans, to the Class A-II-B Certificates, on a pro rata basis, in each case until the Certificate Principal Balance thereof has been reduced to zero.

                (B) Any Excess Realized Losses on the Group II Mortgage Loans, to the extent not covered by the related Policy, will be allocated to the Class A-II Certificates in an amount equal to the product of (a) the Excess Realized Losses and (b) the fraction, expressed as a percentage, the numerator of which is (x) the aggregate Certificate Principal Balance of the Class A-II Certificates, and the denominator of which is (y) the aggregate Stated Principal Balance of the Group II Loans, as follows: such Excess Realized Losses on the Group II-A Mortgage Loans will be allocated to the Class A-II-A Certificates, and then to the Class A-II-B Certificates on a pro rata basis, and then the remainder of such losses shall be allocated to the remaining Class A Certificates on a pro rata basis, until the Certificate Principal Balances thereof have been reduced to zero, and such Excess Realized Losses on the Group II-B Mortgage Loans will be allocated to the Class A-II-B Certificates on a pro rata basis, and then to the Class A-II-A Certificates, and then the remainder of such losses shall be allocated to the remaining Class A Certificates on a pro rata basis, until the Certificate Principal Balances thereof have been reduced to zero.

        (3) (A) All Realized Losses on the Group III Loans (other than Excess Realized Losses) shall be allocated as follows:

                      first, to Group II Excess Cash Flow as provided in Section 4.02(d)(iv), to the extent of the Group II Excess Cash Flow for such Distribution Date;

                      second,  to the Group I Excess  Cash Flow as  provided  in
                      Section 4.02(c)(iv), to the extent of the Group I Excess Cash Flow for such Distribution Date remaining after distributions pursuant to Section 4.02(c)(iii);

                      third, in reduction of the Group III Overcollateralization Amount, until the earlier of: (1) such amount has been reduced to zero or (2) the aggregate Certificate Principal Balance of the Class A Certificates equals the aggregate Stated Principal Balance of the Mortgage Loans;

                      fourth, in reduction of the Group II Overcollateralization Amount and then the Group I Overcollateralization Amount, in each case until such amount is reduced to zero, meaning, that no additional Realized Losses will be allocated under any subsequent clause until the aggregate Certificate Principal Balance of the Class A Certificates equals the aggregate Stated Principal Balance of the Mortgage Loans; and

                      fifth,  to  the  Class  A-III   Certificates,   until  the
                      Certificate Principal Balance of such Class has been reduced to zero.

               (B) Any Excess Realized Losses on the Group III Mortgage Loans, to the extent not covered by the related Policy, will be allocated to the Class A-III Certificates, in each case in an amount equal to the product of (a) the Excess Realized Losses and (b) the fraction, expressed as a percentage, the numerator of which is (x) the aggregate Certificate Principal Balance of the Class A-III Certificates, and the denominator of which is (y) the aggregate Stated Principal Balance of the Group

                      III Loans, until the Certificate Principal Balances thereof have been reduced to zero, and the remainder of such losses shall be allocated to the remaining Class A Certificates on a pro rata basis, until the Certificate Principal Balances thereof have been reduced to zero.

        (b) Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Class A Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date; provided that no such reduction shall reduce the Certificate Principal Balance of the Class A-I Certificates, Class A-II Certificates or Class A-III Certificates below the aggregate Stated Principal Balance of the Group I Loans, Group II Loans or Group III Loans, as applicable. Allocations of the interest portions of Realized Losses (other than any interest rate reduction resulting from a Servicing Modification) shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(c) and (d). Allocations of the interest portion of a Realized Loss resulting from an interest rate reduction in connection with a Servicing Modification shall be made by operation of the provisions of Section 4.02(c) and
(d). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

        (c)(i) All Realized Losses on the Group I Loans shall be allocated on each Distribution Date to REMIC I Regular Interest A, until the Uncertificated Principal Balance of REMIC I Regular Interest A has been reduced to zero. All Realized Losses on the Group II Loans shall be allocated on each Distribution Date to REMIC II Regular Interest B, until the Uncertificated Principal Balance of REMIC II Regular Interest B has been reduced to zero. All Realized Losses on the Group III Loans shall be allocated on each Distribution Date, first, to REMIC II Regular Interest A-III-OC, until the Uncertificated Principal Balance of REMIC II Regular Interest A-III-OC has been reduced to zero, and second, to REMIC II Regular Interest A-III-PO, until the Uncertificated Principal Balance of REMIC II Regular Interest A-III- PO has been reduced to zero.

        (ii) All Realized Losses on the Group I Loans shall be allocated on each Distribution Date to the following REMIC III Group I Regular Interests in the specified percentages, as follows: first, to Uncertificated Accrued Interest payable to the REMIC III Group I Regular Interests I-AA and I-ZZ up to an aggregate amount equal to the excess of (a) the REMIC III Group I Interest Loss Allocation Amount over (b) Prepayment Interest Shortfalls (to the extent not covered by Eligible Master Servicing Compensation) relating to the Group I Loans for such Distribution Date, 98% and 2%, respectively; and second, to the Uncertificated Principal Balances of REMIC III Group I Regular Interests I-AA, 98%, A-I- 1, A-I-2, A-I-3, A-I-4, A-I-5 and A-I-6, 1% pro rata, and I-ZZ, 1%, until the Uncertificated Balance of each of REMIC III Group I Regular Interests A-I-1, A-I-2, A-I-3, A-I-4, A-I-5 and A-I-6 have been reduced to zero.

        (iii) All Realized Losses on the Group II Loans shall be allocated on each Distribution Date to the following REMIC III Group II Regular Interests in the specified percentages, as follows: first, to Uncertificated Accrued Interest payable to the REMIC III Group II Regular Interests II-AA and II-ZZ up to an aggregate amount equal to the excess of (a) the REMIC III Group II Interest Loss Allocation Amount over (b) Prepayment Interest Shortfalls (to the extent not covered by Eligible Master Servicing Compensation) relating to the Group II Loans for such Distribution Date, 98% and 2%, respectively; and second, to the Uncertificated Principal Balances of REMIC III Group II Regular Interests II-AA, 98%, A-II-A, A-II-B1 and A-II-B2, 1% pro rata, and I-ZZ, 1%, until the Uncertificated Principal Balance of each of REMIC III Group II Regular Interests A-II-A, A-II-B1 and A-II-B2 have been reduced to zero.

        (iv) All Realized Losses on the Group III Loans shall be allocated on each Distribution Date, first, to REMIC III Regular Interest A-III-OC, until the Uncertificated Principal Balance of REMIC III Regular A-III-OC has been reduced to zero, and second, to REMIC III Regular Interest A-III-PO, until the Uncertificated Principal Balance of REMIC III Regular Interest A-III-PO has been reduced to zero.

                Section 4.06.   Reports  of  Foreclosures   and  Abandonment  of
                        Mortgaged Property.

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interest received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the informational returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code, respectively, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

        Section 4.07. Optional Purchase of Defaulted Mortgage Loans.

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

        Section 4.08. Limited Mortgage Loan Repurchase Right.

        The Limited Repurchase Right Holder will have the irrevocable option at any time to purchase any of the Mortgage Loans from the Trustee at the Purchase Price, up to a maximum of five Mortgage Loans. In the event that this option is exercised as to any five Mortgage Loans in the aggregate, this option will thereupon terminate. If at any time the Limited Repurchase Right Holder makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Limited Repurchase Right Holder provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Limited Repurchase Right Holder without recourse to the Limited Repurchase Right Holder which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Limited Repurchase Right Holder will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto. Any tax on "prohibited transactions" (as defined in Section 860F(a)(2) of the Code) imposed on any REMIC relating to the exercise of the option provided in this Section 4.08 shall in no event be payable by the Trustee.

        Section       4.09.  Distribution  of  Group  I Net  WAC  Cap  Shortfall
                      Carry-Forward Amounts, Group II-A Basis Risk Shortfall Carry-Forward Amounts and Group II-B Basis Risk Shortfall Carry-Forward Amounts; Reserve Fund.

        (a) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of Class A Certificates, the Reserve Fund. In addition, on the Closing Date, the Trustee shall deposit into the Reserve Fund the Reserve Fund Deposit to the extent received by the Trustee from the Depositor. On each Distribution Date, the Trustee shall transfer from the Certificate Account to the Reserve Fund the amounts specified pursuant to Sections 4.02(c)(xiv) and (xv) and 4.02(d)(xv) and (xvi). On each Distribution Date, to the extent required, the Trustee shall make withdrawals from the Reserve Fund and use the amounts in the Reserve Fund to make distributions to the Class A Certificates as follows:

               (I) Solely from amounts deposited in the Reserve Fund pursuant to
        Section 4.02(c)(xv) and 4.02(d)(xv), as follows:

                      (A) first, to the Class A-II-A Certificates and Class A-II-B Certificates, in an amount equal to any Group II-A Basis Risk Shortfall Carry-Forward Amount and Group II-B Basis Risk Shortfall Carry-Forward Amount, concurrently on a pro rata basis, based on the amount of any Group II-A Basis Risk Shortfall Carry-Forward Amount and Group II-B Basis Risk Shortfall Carry-Forward Amount for such Classes of Certificates; and

                      (B) second, to the Class SB-II Certificates; and

               (II) Solely from amounts deposited in the Reserve Fund pursuant to Section 4.02(c)(xiv) and 4.02(d)(xvi), as follows:

                      (A) first,  to the Class A-I-1,  Class A-I-4,  Class A-I-5 and Class A-I-6 Certificates, in an amount equal to any Group I Net WAC Cap Shortfall Carry-Forward Amount, concurrently on a pro rata basis, based on the amount of any Group I Net WAC Cap Shortfall Carry-Forward Amount for such Classes of Certificates; and

                      (B) second, to the Class SB-I Certificates.

Any such amounts transferred shall be treated for federal tax purposes as amounts distributed by REMIC IV to either the Class SB-I or Class SB-II Certificateholders as transferee thereof. On each Distribution Date, to the extent that the balance of deposits in the Reserve Fund is in excess of $5,000 after the distributions described in the second preceding sentence, the Trustee shall, based upon the information provided by the Master Servicer, withdraw from the Reserve Fund (to the extent of funds available on deposit therein) such amounts in excess of $5,000, if any, and distribute them to the holder of the Reserve Fund Residual Right.

        (b) The Reserve Fund shall be an Eligible Account. Amounts held in the Reserve Fund from time to time shall continue to constitute assets of the Trust Fund, but not of the REMICs, until released from the Reserve Fund pursuant to this Section 4.09. The Reserve Fund constitutes an "outside reserve fund" within the meaning of Treasury Regulation Section 1.860G-2(h) and is not an asset of the REMICs. The Class SB-I and Class SB-II Certificateholders shall be the owners of the Reserve Fund, and for all federal tax purposes, amounts transferred by the REMICs to the Reserve Fund shall be treated as amounts distributed by the REMICs to either the Class SB-I Certificateholders or the Class SB-II Certificateholders as designated in Section 4.02(c) and (d). The Trustee shall keep records that accurately reflect the funds on deposit in the Reserve Fund. The Trustee shall, at the direction of the Master Servicer, invest amounts on deposit in the Reserve Fund in Permitted Investments. In the absence of written direction to the Trustee from the Master Servicer, all funds in the Reserve Fund shall remain uninvested. On each Distribution Date, the Trustee shall distribute any interest on the Reserve Fund to the holder of the Reserve Fund Residual Right.

        (c) The holder of the Reserve Fund Residual Right with respect to the Reserve Fund shall initially be Residential Funding as holder of the Class SB-I Certificates and Class SB-II Certificates, and such Reserve Fund Residual Right shall at all times be owned by and allocated to Class SB-I Certificates and Class SB-II Certificates on a pro rata basis. So long as Residential Funding is the holder of the Class SB-I Certificates and Class SB-II Certificates, any amounts payable to the holder of the Reserve Fund

Residual Right shall be payable to Residential Funding. In the event of a transfer of the ownership in any of the Class SB-I Certificates and Class SB-II Certificates by Residential Funding, the Reserve Fund Residual Right will be transferred along with such Class SB-I Certificates and Class SB-II Certificates.

        Section 4.10. The Policies.

        (a) If pursuant to Section 4.04(a)(iv), the Master Servicer determines and notifies the Trustee that a Deficiency Amount exists for such Distribution Date, the Trustee shall complete the Notice and submit such Notice in accordance with the related Policy to the Insurer no later than 12:00 P.M., New York City time, on the Business Day immediately preceding each Distribution Date, as a claim for an Insured Payment (provided that the Trustee shall submit such notice on the second Business Day immediately preceding such Distribution Date if it is able to do so) in an amount equal to such Deficiency Amount.

        (b) The Trustee shall establish and maintain the Insurance Account on behalf of the Holders of the Class A Certificates. Upon receipt of an Insured Payment from the Insurer on behalf of the Class A Certificateholders, the Trustee shall deposit such Insured Payment in the Insurance Account. All amounts on deposit in the Insurance Account shall remain uninvested. On each Distribution Date, the Trustee shall transfer any Insured Payment then on deposit in the Insurance Account to the Certificate Account. The Trustee shall distribute on each Distribution Date the Deficiency Amount for such Distribution Date from the Certificate Account, together with the distributions due to the Class A-I Certificateholders on such Distribution Date, as follows: (i) with respect to the Class A-I Certificates, the portion of any such Deficiency Amount related to clauses (1), (2) and 3(i) of the definition of Deficiency Amount shall be distributed among the related Class A-I Certificateholders on a pro rata basis in accordance with their respective shortfalls or allocations of Realized Losses; and (ii) the portion of any such Deficiency Amount related to clause (3)(ii) of the definition of Deficiency Amount shall be distributed to the related Class A-I Certificateholders in accordance with Section 9.01(c). The Trustee shall distribute on each Distribution Date the Deficiency Amount for such Distribution Date from the Certificate Account, together with the distributions due to the Class A-II Certificateholders on such Distribution Date, as follows: (i) with respect to the Class A-II Certificates, the portion of any such Deficiency Amount related to clauses (1), (2) and 3(i) of the definition of Deficiency Amount shall be distributed among the related Class A-II Certificateholders on a pro rata basis in accordance with their respective shortfalls or allocations of Realized Losses; and (ii) the portion of any such Deficiency Amount related to clause (3)(ii) of the definition of Deficiency Amount shall be distributed to the related Class A-II Certificateholders in accordance with Section 9.01(c). The Trustee shall distribute on each Distribution Date the Deficiency Amount for such Distribution Date from the Certificate Account, together with the distributions due to the Class A-III Certificateholders on such Distribution Date, as follows: (i) with respect to the Class A-III Certificates, the portion of any such Deficiency Amount related to clauses (1), (2) and (3)(i) of the definition of Deficiency Amount shall be distributed among the Class A-III Certificateholders on a pro rata basis in accordance with their respective shortfalls or allocations of Realized Losses; and (ii) the portion of any such Deficiency

Amount related to clause (3)(ii) of the definition of Deficiency Amount shall be distributed to the Class A- III Certificateholders in accordance with Section 9.01(c).

        (c) The Trustee shall (i) receive as attorney-in-fact of each Class A Certificateholder any Insured Payment from the Insurer and (ii) distribute such Insured Payment to such Class A Certificateholders as set forth in subsection
(b) above. Insured Payments disbursed by the Trustee from proceeds of the Policies shall not be considered payment by the Trust Fund with respect to the Class A Certificates, nor shall such disbursement of such Insured Payments discharge the obligations of the Trust Fund with respect to the amounts thereof, and the Insurer shall become owner of such amounts to the extent covered by such Insured Payments as the deemed assignee of such Class A Certificateholders. The Trustee hereby agrees on behalf of each Class A Certificateholder (and each Class A Certificateholder, by its acceptance of its Class A Certificates, hereby agrees) for the benefit of the Insurer that the Trustee shall recognize that to the extent the Insurer pays Insured Payments, either directly or indirectly (as by paying through the Trustee), to the Class A Certificateholders, the Insurer will be entitled to be subrogated to the rights of the Class A Certificateholders to the extent of such payments.

        Section 4.11. Derivative Contracts.

     (a) The Trustee shall, at the direction of the Master Servicer, on behalf of the Trust Fund, enter into Derivative Contracts, solely for the benefit of the Class SB Certificates. Any such Derivative Contract shall constitute a fully prepaid agreement. The Master Servicer shall determine, in its sole discretion, whether any Derivative Contract conforms to the requirements of Section 4.11(b) and (c). Any acquisition of a Derivative Contract shall be accompanied by an appropriate amendment to this Agreement, including an Opinion of Counsel, as provided in Section 11.01, and either (i) an Opinion of Counsel to the effect that the existence of the Derivative Contract will not adversely affect the availability of the exemptive relief afforded under ERISA by U.S. Department of Labor Prohibited Transaction Exemption 94-29, as most recently amended, 67 Fed. Reg. 54487 (August 22, 2002), or Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), to the Holders of the Class A Certificates as of the date the Derivative Contract is entered into by the Trustee or (ii) the consent of each Holder of a Class A Certificate to the acquisition of such Derivative Contract. All collections, proceeds and other amounts in respect of the Derivative Contracts payable by the Derivative Counterparty shall be distributed to the Class SB Certificates on the Distribution Date following receipt thereof by the Trustee. In no event shall such an instrument constitute a part of any REMIC created hereunder. In addition, in the event any such instrument is deposited, the Trust Fund shall be deemed to be divided into two separate and discrete sub-Trusts. The assets of one such sub-Trust shall consist of all the assets of the Trust other than such instrument and the assets of the other sub-Trust shall consist solely of such instrument.

        (b) Any Derivative Contract that provides for any payment obligation on the part of the Trust Fund must (i) be without recourse to the assets of the Trust Fund, (ii) contain a non-petition covenant provision from the Derivative Counterparty, (iii) limit payment dates thereunder to Distribution Dates and

(iv) contain a provision limiting any cash payments due to the Derivative Counterparty on any day under such Derivative Contract solely to funds available therefor in the Certificate Account available to make payments to the Holders of the Class SB Certificates on such Distribution Date.

        (c) Each Derivative Contract must (i) provide for the direct payment of any amounts by the Derivative Counterparty thereunder to the Certificate Account at least one Business Day prior to the related Distribution Date, (ii) contain an assignment of all of the Trust Fund's rights (but none of its obligations) under such Derivative Contract to the Trustee on behalf the Class SB Certificateholders and shall include an express consent to the Derivative
Counterparty to such assignment, (iii) provide that in the event of the occurrence of an Event of Default, such Derivative Contract shall terminate upon the direction of a majority Percentage Interest of the Class SB Certificates, and (iv) prohibit the Derivative Counterparty from "setting-off' or "netting" other obligations of the Trust Fund and its Affiliates against such Derivative Counterparty's payment obligations thereunder.

                                          ARTICLE V

                                       THE CERTIFICATES

        Section 5.01. The Certificates.

        (a) The Class A, Class SB and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Depositor upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Class A Certificates shall be issuable in minimum dollar denominations of $25,000 and integral multiples of $1 in excess thereof. The Class SB Certificates shall be issuable in registered, certificated form in minimum percentage interests of 5.00% and integral multiples of 0.01% in excess thereof. Each Class of Class R Certificates shall be issued in registered, certificated form in minimum percentage interests of 20.00% and integral multiples of 0.01% in excess thereof; provided, however, that one Class R Certificate of each Class will be issuable to the REMIC Administrator as "tax matters person" pursuant to Section 10.01(c) in a minimum denomination representing a Percentage Interest of not less than 0.01%.The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

        (b) The Class A Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each such Class A Certificate through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Depositor may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date. If (i)(A) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Depositor is unable to locate a qualified successor or (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates.

        In addition, if an Event of Default has occurred and is continuing, each Certificate Owner materially adversely affected thereby may at its option request a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in the related Class of Certificates. In order to make such request, such Certificate Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Trustee to exchange or cause the exchange of the Certificate Owner's interest in such Class of Certificates for an equivalent Percentage Interest in fully registered definitive form. Upon receipt by the Trustee of instruction from the Depository directing the Trustee to effect such exchange (such instructions to contain information regarding the Class of Certificates and the Certificate Principal Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive Certificates and any other information reasonable required by the Trustee), (i) the Trustee shall instruct the Depository to reduce the related Depository Participant's account by the aggregate Certificate Principal Balance of the Definitive Certificates, (ii) the Trustee shall execute, authenticate and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in such Class of Certificates and (iii) the Trustee shall execute and authenticate a new Book-Entry Certificate reflecting the reduction in the aggregate Certificate Principal Balance of such Class of Certificates by the amount of the Definitive Certificates.

        Neither the Depositor, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of any instruction required under this section and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

        (c) Each of the Certificates is intended to be a "security"  governed by
Article 8 of the Uniform Commercial Code as in effect in the State of New York and any other applicable jurisdiction, to the extent that any of such laws may be applicable.

        Section 5.02. Registration of Transfer and Exchange of Certificates.

        (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee, in accordance with the provisions of Section 8.11, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

        (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to
Section 8.11 and, in the case of any Class SB or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

        (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

        (d) No transfer, sale, pledge or other disposition of a Class SB Certificate or Class R Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with said Act and laws. Except as otherwise provided in this Section 5.02(d), in the event that a transfer of a Class SB Certificate or Class R Certificate is to be made,

(i) unless the Depositor directs the Trustee otherwise, the Trustee shall require a written Opinion of Counsel addressed to and acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer, and (ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit I hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit J hereto, each acceptable to and in form and substance satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer. In lieu of the requirements set forth in the preceding sentence, transfers of Class SB or Class R Certificates may be made in accordance with this Section 5.02(d) if the prospective transferee of such a Certificate provides the Trustee and the Master Servicer with an investment letter substantially in the form of Exhibit N attached hereto, which investment letter shall not be an expense of the Trustee, the Depositor, or the Master Servicer, and which investment letter states that, among other things, such transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the 1933 Act provided by Rule 144A. The Holder of a Class SB or Class R Certificate desiring to effect any transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws and this Agreement.

        (e) (i) In the case of any Class SB Certificate or Class R Certificate presented for registration in the name of any Person, either (i) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase or holding of such Class SB Certificate or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer or (ii) the prospective transferee shall be required to provide the Trustee, the Depositor and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit I or paragraph three of Exhibit N (with respect to a Class SB Certificate) or in paragraph fifteen of Exhibit H-1 (with respect to a Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any Person (including an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any Plan) who is using "plan assets" of any Plan, within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R.ss.2510.3-101, to effect such acquisition (a "Plan Investor").

        (f) (i)Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

               (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

               (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,

                      (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit H-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and

                      (II) a certificate, in the form attached hereto as Exhibit H-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

               (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

               (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit H-2.

               (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

        (ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit H-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

               (A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

               (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

        (iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed

               (A) as a result of the  Transfer  of an  Ownership  Interest in a
               Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D- 1(b)(5) and 1.860E-2(a)(5), and

               (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

        (v) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

               (A) Written consent of the Insurer and written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of the Class A Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

               (B) a certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any of REMIC I, REMIC II, REMIC III or REMIC IV to cease to qualify as a REMIC and will not cause (x) any of REMIC I, REMIC II, REMIC III or REMIC IV to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

        (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

        (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

        Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

        Section 5.04. Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Master Servicer, the Insurer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Insurer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder"and in Section 4.09, and neither the Depositor, the Master Servicer, the Insurer, the Trustee, the Certificate Registrar nor any agent of the Depositor, the Master Servicer, the Insurer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in
Section 5.02(f).

        Section 5.05. Appointment of Paying Agent.

        The Trustee may, with the consent of the Insurer (so long as no Insurer Default exists), which consent shall not be unreasonably withheld, appoint a Paying Agent for the purpose of making distributions to Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of Certificateholders. The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

                                          ARTICLE VI

                            THE DEPOSITOR AND THE MASTER SERVICER

                Section 6.01.  Respective  Liabilities  of the Depositor and the
                        Master Servicer.

        The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Master Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

        Section 6.02. Merger or Consolidation of the Depositor or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

        (a) The Depositor and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

        (b) Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Class A Certificates without taking into account the Policies in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

        (c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee, the

Insurer and the Depositor, is willing to service the Mortgage Loans and executes and delivers to the Depositor, the Insurer and the Trustee an agreement, in form and substance reasonably satisfactory to the Depositor, the Insurer and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates (without taking into account the Policies) that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

        Section 6.03. Limitation on Liability of the Depositor, the Master Servicer and Others.

        Neither the Depositor, the Master Servicer nor any of the directors, officers, employees or agents of the Depositor or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

        Section 6.04. Depositor and Master Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Depositor nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Master Servicer shall be evidenced by an Opinion of Counsel (at the expense of the resigning party) to such effect delivered to the Trustee and the Insurer. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

                                         ARTICLE VII

                                           DEFAULT

        Section 7.01. Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

        (i) the Master Servicer shall fail to distribute or cause to be distributed to Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee, the Insurer or the Depositor or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

        (ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, the Insurer or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25%; or

        (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

        (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

        (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

        (vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Depositor or the Trustee shall at the direction of the Insurer (unless an Insurer Default is continuing) or at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, by notice in writing to the Master Servicer (and to the Depositor and the Insurer if given by the Trustee or to the Trustee and the Insurer if given by the Depositor), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder; provided, however, that a successor to the Master Servicer is appointed pursuant to
Section 7.02 and such Master Servicer shall have accepted the duties of Master Servicer effective upon the resignation of the Master Servicer. If an Event of Default described in clause (vi) hereof shall occur, the Trustee with the consent of the Insurer shall, by notice to the Master Servicer, the Insurer and the Depositor, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to
Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination. Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii),
(vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of

Residential Funding as Master Servicer hereunder the Depositor shall deliver to the Trustee as successor Master Servicer a copy of the Program Guide and upon the request of the Insurer, a copy of the Program Guide to the Insurer.

        Section 7.02. Trustee or Depositor to Act; Appointment of Successor.

        (a) On and after the time the Trustee and the Master Servicer receives a notice of termination from the Certificate Insurer pursuant to Section 7.01 or
Section 7.05, upon the consent of the Holders of the Class A Certificates in accordance with clause (e) below, the Insurer may appoint a successor Master Servicer, and if the Insurer fails to do so within 30 days, the Trustee or, upon notice to the Insurer and the Depositor and with the Depositor's consent and, so long as no Insurer Default exists, with the Insurer's consent (which consent shall not be unreasonably withheld), a designee (which meets the standards set forth in clause (c) below) of the Trustee shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein.

        (b) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 from the Trustee or Holders of Certificates entitled to at least 51% of the Voting Rights or resigns in accordance with
Section 6.04, the Trustee or, upon notice to the Depositor and with the Depositor's consent and, so long as no Insurer Default exists, the Insurer's consent (which consent shall not be unreasonably withheld) a designee (which meets the standards set forth in clause (c) below) of the Trustee shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein.

        (c) Any successor Master Servicer appointed pursuant to clause (a) or clause (b) shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(c) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Insurer may appoint a successor Master Servicer and if the Insurer fails to do so within 30 days, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than

$10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Depositor, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this
Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.50% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.50% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

        (d) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

        (e) Upon notice from the Insurer of the identity of its proposed successor Master Servicer pursuant to clause (a) above, the Trustee shall send written notice of such proposed successor Master Servicer to the Holders of the Class A Certificates; provided, that so long as the Class A Certificates are Book-Entry Certificates, the Trustee shall obtain a list of the beneficial owners from the Depositary and send such notice directly to such beneficial owners. The Trustee shall also post such notice on its website related to the Trust. For purposes of determining the consent of the Class A-II Certificates pursuant to this clause (e), 51% of the Class A Certificates shall be deemed to have consented to a successor Master Servicer unless the Trustee has received written notice from at least 50% of the Class A Certificates of such Certificateholders' objection to such successor Master Servicer within 30 calendar days after notice of the proposed successor Master Servicer has been sent to the Holders of the Class A Certificates by the Trustee, provided, however, if such proposed Master Servicer is not an approved master servicer by each Rating Agency and each Rating Agency does not confirm the then-current rating in writing to the proposed successor Master Servicer selected by the Insurer, affirmative consent of 51% of the Class A Certificates shall be required.

        Section 7.03. Notification to Certificateholders.

        (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Insurer and to the Certificateholders at their respective addresses appearing in the Certificate Register.

        (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates and the Insurer notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived as provided in Section 7.04 hereof.

        Section 7.04. Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder may waive any default or Event of Default; provided, however, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates in the manner set forth in Section 11.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

        Section 7.05. Servicing Trigger; Removal of Master Servicer.

        (a) Upon determination by the Insurer that a Servicing Trigger has occurred, the Insurer shall give notice of such Servicing Trigger to the Master Servicer, the Depositor, the Trustee and to each Rating Agency.

        (b) At any time after such determination and while a Servicing Trigger is continuing, the Insurer may direct the Trustee to remove the Master Servicer if the Insurer makes a determination that the manner of master servicing was a factor contributing to the size of the delinquencies or losses incurred in the Trust Fund.

        (c) Upon receipt of directions to remove the Master Servicer pursuant to the preceding clause (b), the Trustee shall notify the Master Servicer that it has been terminated and the Master Servicer shall be terminated in the same manner as specified in Sections 7.01 and 7.02.

        (d) After notice of occurrence of a Servicing Trigger has been given and while a Servicing Trigger is continuing, until and unless the Master Servicer has been removed as provided in clause (b), the Master Servicer covenants and agrees to act as the Master Servicer for a term from the occurrence of the Servicing Trigger to the end of the calendar quarter in which such Servicing Trigger occurs, which term may at the Insurer's discretion be extended by notice to the Trustee and the master Servicer for successive terms of three (3) calendar months each, until the termination of the Trust Fund. The Master
Servicer will, upon the receipt of each such notice of extension (a "Master Servicer Extension Notice") become bound for the duration of the term covered by such Master Servicer Extension Notice to continue as Master Servicer subject to and in accordance with this Agreement. If, as of the fifteenth (15th) day prior to the last day of any term as the Master Servicer, the Trustee shall not have received any Master Servicer Extension Notice from the Insurer, the Trustee shall, within five (5) days thereafter, give written notice of such nonreceipt to the Insurer and the Master Servicer. If any such term expires without a Master Servicer Extension Notice then the Trustee shall act as Master Servicer as provided in Section 7.02.

        (e) No provision of this Section 7.05 shall have the effect of limiting the rights of the Depositor, the Trustee, the Certificateholders or the Insurer under Section 7.01.

                                         ARTICLE VIII

                                    CONCERNING THE TRUSTEE

        Section 8.01. Duties of Trustee.

        (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

        (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Insurer and the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents in a timely fashion. The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 7.03, and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement and the Trustee shall furnish in a timely fashion to the Insurer such information as the Insurer may reasonably request from time to time for the Insurer to protect its interests and to fulfill its duties under the Policies. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of each of REMIC I, REMIC II, REMIC III and REMIC IV as a REMIC under the REMIC Provisions and to prevent the imposition of any federal, state or local income, prohibited transaction (except as provided in Section 2.04 herein), contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

        (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

               (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

               (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

               (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Insurer or the Certificateholders holding Certificates which evidence, Percentage Interests aggregating not less than 25% of the affected classes as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

               (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Insurer, the Depositor or any Certificateholder; and

               (v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

        (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

        Section 8.02. Certain Matters Affecting the Trustee.

        (a) Except as otherwise provided in Section 8.01:

               (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

               (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders or the Insurer, pursuant to the provisions of this Agreement, unless such Certificateholders or the Insurer shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and the Insurer has given its consent; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

               (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do by the Insurer or by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50% with the written consent of the Insurer; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder or the Insurer requesting the investigation;

               (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys provided that the Trustee shall remain liable for any acts of such agents or attorneys; and

               (vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

        (b) Following the issuance of the Certificates (and except as provided for in Section 2.04), the Trustee shall not accept any contribution of assets to the Trust Fund unless it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any of REMIC I, REMIC II, REMIC III or REMIC IV to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

        Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Depositor or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Depositor or the Master Servicer.

        Section 8.04. Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

                Section 8.05.   Master   Servicer  to  Pay  Trustee's  Fees  and
                        Expenses; Indemnification.

        (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

        (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, and the Master Servicer further agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense arising out of, or in connection with, the provisions set forth in the second paragraph of Section 2.01(a) hereof, including, without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigating and defending itself against any claim, action or proceeding, pending or threatened, relating to the provisions of such paragraph, provided that:

               (i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

               (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

               (iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master
        Servicer which consent shall not be unreasonably withheld. No termination of this

        Agreement shall affect the obligations created by this Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein. Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of Certificateholders pursuant to the terms of this Agreement.

        Section 8.06. Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a national banking association or a New York banking corporation having its principal office in a state and city acceptable to the Depositor and the Insurer and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

        Section 8.07. Resignation and Removal of the Trustee.

        (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Master Servicer and the Insurer. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee acceptable to the Insurer by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation then the Insurer may appoint a successor trustee and if the Insurer fails to do so within 30 days, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

        (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Insurer or the Depositor with the consent of the Insurer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Insurer or the Depositor with the consent of the Insurer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Insurer or the Depositor determines that the Trustee has failed (i) to distribute or cause to be distributed to Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Depositor) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Depositor or the Insurer, then the Depositor with the consent of the Insurer, which consent shall not be unreasonably withheld, may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Depositor shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates without taking into account the Policies.

        (c) During the continuance of an Insurer Default, the Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed.

        (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

        Section 8.08. Successor Trustee.

        (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and the Insurer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Depositor, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

        (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

        (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

        Section 8.09. Merger or Consolidation of Trustee.

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

        Section 8.10. Appointment of Co-Trustee or Separate Trustee.

        (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co- trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

        (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

        (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

        (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

        Section 8.11. Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer, the Insurer and the Depositor, appoint one or more Custodians who are not Affiliates of the Depositor or the Master Servicer to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11. The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at 4 New York Plaza, 6th Floor, New York, New York 10004, for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 11.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                          ARTICLE IX

                                         TERMINATION

                Section 9.01.  Termination  Upon Purchase by the Master Servicer
                        or Liquidation of All Mortgage Loans.

        (a) Subject to Section 9.02, the respective obligations and responsibilities of the Depositor, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Depositor to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

               (i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

               (ii) the purchase by the Master Servicer of all Group I Loans and all property acquired in respect of any Group I Loan remaining in the Trust Fund (other than the Group I Policy) or the purchase by the Master Servicer of all Group II Loans and Group III Loans and all property acquired in respect of any Group II Loan and Group III Loan remaining in the Trust Fund (other than the Group II/III Policy), in each case, at a price equal to 100% of the unpaid principal balance of each Mortgage
        Loan (or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance) (net of any unreimbursed Advances attributable to principal) on the day of repurchase, plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) plus, with respect to the Group I Loans, the Certificate Insurer Premium Modified Rate to, but not including, the first day of the month in which such repurchase price is distributed including the payment of any amounts due under the Insurance Agreement; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof; provided further, that, if the amount due under any Certificate shall not have been reduced to zero prior to the Maturity Date, the Master Servicer shall be required to terminate this Agreement in accordance with this clause (ii); and provided further, that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any of REMIC I, REMIC II, REMIC III or REMIC IV as a REMIC. The purchase price paid by the Master Servicer shall also include any amounts owed by Residential Funding pursuant to the last paragraph of Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the representation and warranty set forth in clause (bb) of such Section, that remain unpaid on the date of such purchase.

        The right of the Master Servicer to purchase all the assets of the Trust Fund relating to the Group I Loans, pursuant to clause (ii) above is conditioned upon the date of such purchase occurring on or after the Group I Optional Termination Date and, if such purchase would result in a draw on the Group I Policy, or if the Insurer can show a reasonable probability that it would result in a draw on the Group II/III Policy, the written consent of the Insurer to such purchase. The right of the Master Servicer to purchase all the assets of the Trust Fund relating to the Group II Loans and Group III Loans, pursuant to clause (ii) above is conditioned upon the date of such purchase occurring on or after the Group II /III Optional Termination Date and, if such purchase would result in a draw on the Group II/III Policy, or if the Insurer can show a reasonable probability that it would result in a draw on the Group I Policy, the written consent of the Insurer to such purchase. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans being purchased. In addition, the Master Servicer shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on or after the Group I Optional Termination Date and after the aggregate Certificate Principal Balance of the Class A-II Certificates and Class A-III Certificates has been reduced to zero, the Master Servicer shall have the right, at its option, to purchase the Class A-I Certificates in whole, but not in part, at a price equal to the aggregate outstanding Certificate Principal Balance of the Class A-I Certificates, plus one month's Accrued Certificate Interest on the Class A-I Certificates, any previously unpaid Accrued Certificate Interest, and any unpaid Prepayment Interest Shortfall previously allocated thereto. On any Distribution Date on or after the Group II/III Optional Termination Date and after the aggregate Certificate Principal Balance of the Class A-I Certificates has been reduced to zero, the Master Servicer shall have the right, at its option, to purchase the Class A-II Certificates and Class A-III Certificates in whole, but not in part, at a price equal to the aggregate outstanding Certificate Principal Balance of the Class A-II Certificates and Class A-III Certificates, plus one month's Accrued Certificate Interest on the Class A-II Certificates and Class A-III Certificates, any previously unpaid Accrued Certificate Interest, and any unpaid Prepayment Interest Shortfall previously allocated thereto. In addition, on any Distribution Date on or after the Group I Optional Termination Date, Group II/III Optional Termination Date, the Master Servicer shall have the right, at its option, to purchase all of the Certificates in whole, but not in part, at a price equal to the aggregate outstanding Certificate Principal Balance of the Certificates, plus one month's Accrued Certificate Interest on the Certificates, any previously unpaid Accrued Certificate Interest, and any unpaid Prepayment Interest Shortfall previously allocated thereto; provided, however, that no such purchase will be permitted if it would result in a draw on the related Policy, and no such purchase will be permitted if the Insurer can show a reasonable probability that it would result in a draw on the non-related Policy, unless the Insurer consents in writing to such purchase. If the Master Servicer exercises this right to purchase the outstanding Class A-I

Certificates, Class A-II Certificates and Class A-III Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of these Certificates pursuant to this Article IX.

        (b) The Master Servicer shall give the Trustee and the Insurer not less than 60 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter. Such notice shall be prepared by the Master Servicer (in the case of it exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates) or the Trustee (in any other case) and mailed by the Trustee to the Certificateholders not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

               (i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

               (ii) the amount of any such final payment, if known, and

               (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

        If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer, the Master Servicer shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided. The Master Servicer shall provide to the Trustee written notification of any change to the anticipated Final Distribution Date as soon as practicable. If the Trust Fund is not terminated on the anticipated Final Distribution Date, for any reason, the Trustee shall promptly mail notice thereof to each affected Certificateholder.

        (c) Upon presentation and surrender of the Certificates by the Certificateholders, the Trustee shall distribute to the Certificateholders and the Insurer (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase, or (ii) if the Master

Servicer elected to so repurchase, an amount determined as follows: (A) with respect to the Class A Certificates, the outstanding Certificate Principal
Balance thereof, plus Accrued Certificate Interest thereon for the related Interest Accrual Period, any previously unpaid Accrued Certificate Interest and any unpaid Prepayment Interest Shortfall previously allocated thereto and (B) with respect to the Insurer, any amounts owed to it pursuant to the Insurance Agreement.

        (d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final
Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01 and the Certificateholders shall look only to the Master Servicer for such payment.

        Section 9.02. Additional Termination Requirements.

        (a) Each of REMIC I, REMIC II, REMIC III and REMIC IV, as the case may be, shall be terminated in accordance with the following additional requirements, unless the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of any of REMIC I, REMIC II, REMIC III and REMIC IV, as the case may be, to comply with the requirements of this
Section 9.02 will not (i) result in the imposition on the Trust Fund of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any of REMIC I, REMIC II, REMIC III or REMIC IV to fail to qualify as a REMIC at any time that any Certificate is outstanding:

               (i) The Master Servicer shall establish a 90-day liquidation period for each of REMIC I, REMIC II, REMIC III and REMIC IV, and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for each of

        REMIC I, REMIC II, REMIC III and REMIC IV, under Section 860F of the Code and the regulations thereunder;

               (ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

               (iii) If the Master Servicer is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

        (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each of REMIC I, REMIC II, REMIC III and REMIC IV at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

                                          ARTICLE X

                                       REMIC PROVISIONS

        Section 10.01.REMIC Administration.

        (a) The REMIC Administrator shall make an election to treat each of REMIC I, REMIC II, REMIC III and REMIC IV as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The REMIC I Regular Interest shall be designated as the "regular interests" and the Class R-I Certificates shall be designated as the sole class of "residual interests" in REMIC I. The REMIC II Regular Interest shall be designated as the "regular interests" and the Class R-II Certificates shall be designated as the sole class of "residual interests" in REMIC II. The REMIC III Regular Interests shall be designated as the "regular interests" and the Class R-III Certificates shall be designated as the sole class of "residual interests" in REMIC III. The Class A-I, Class A-II, Class A-III, Class SB-I and Class SB-II Certificates shall be designated as the "regular interests" in REMIC IV and the Class R-IV Certificates shall be designated the sole class of "residual interests" in REMIC IV. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the REMIC other than the Certificates.

        (b) The Closing Date is hereby designated as the "startup day" of each of REMIC I, REMIC II, REMIC III and REMIC IV within the meaning of Section 860G(a)(9) of the Code.

        (c) The REMIC Administrator shall hold a Class R Certificate in each REMIC representing a 0.01% Percentage Interest of the Class R Certificates in each REMIC and shall be designated as the "tax matters person" with respect to each of REMIC I, REMIC II, REMIC III and REMIC IV in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)- 1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each of REMIC I, REMIC II, REMIC III and REMIC IV in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

        (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

        (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount, if any, and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

        (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). In performing their duties as more specifically set forth herein, the Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any of REMIC I, REMIC II, REMIC III or REMIC IV as a REMIC or (ii) with the exception of actions taken in connection with Section 4.08 hereof, result in the imposition of a tax upon any of REMIC I, REMIC II, REMIC III or REMIC IV (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code (except as provided in Section 2.04) and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders and is not adverse to the interest of the Insurer, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to the Trust Fund created hereunder, endanger such status or, unless the Master Servicer or the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action or inaction, as the case may be. In addition, prior to taking any action with respect to the Trust Fund or its assets, or causing the Trust Fund to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund and the Trustee shall not take any such action or cause the Trust Fund to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer or the REMIC Administrator, as applicable, will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the REMIC as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any REMIC as defined in Section 860G(c) of the Code, on any contributions to any REMIC after the startup day therefor pursuant to Section 860G(d) of the Code, or any other tax imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this
Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

        (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

        (i) Following the startup day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in any REMIC will not cause any of REMIC I, REMIC II, REMIC III or REMIC IV to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject any such REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

        (j)  Neither  the Master  Servicer  nor the  Trustee  shall  (subject to
Section 10.01(f)) enter into any arrangement by which any of REMIC I, REMIC II, REMIC III or REMIC IV will receive a fee or other compensation for services nor permit any of REMIC I, REMIC II, REMIC III or REMIC IV to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the principal balance of each regular interest in each REMIC would be reduced to zero is July 25, 2034.

        (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the Trust Fund.

     (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of any REMIC pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) or acquire any assets for any REMIC or sell or dispose of any investments in the Custodial Account or the Certificate Account for gain, or accept any contributions to any REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of any of REMIC I, REMIC II, REMIC III or REMIC IV as a REMIC or (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions. The Trustee shall treat the Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation 1.860G-2(h). The Reserve Fund shall be owned by the Class SB-I Certificateholders and Class SB-II Certificateholders, and is not an asset of the REMICs. The Trustee shall treat the rights of the Class A-I-1, Class A-I-4, Class A-I-5, Class A-I-6 and Class A-II Certificateholders to receive payments from the Reserve Fund as rights in an interest rate cap contract written by the Class SB-I Certificateholders and Class SB-II Certificateholders in favor of the Class A-I-1, Class A-I-4, Class A-I-5, Class A-I-6, Class A-II Certificateholders. Thus, each Class A-I-1, Class A-I-4, Class A-I-5, Class A-I-6, and Class A-II Certificate shall be treated as representing ownership of not only REMIC IV regular interests, but also ownership of an interest in an interest rate cap contract. For purposes of determining the issue price of the REMIC IV regular interests, the Trustee shall assume that the interest rate cap contract with respect to the Class A-I-1, Class A-I-4, Class A-I-5, Class A-I-6 and Class A-II Certificates has a de minimis value.

                Section 10.02.Master  Servicer,  REMIC Administrator and Trustee
                        Indemnification.

        (a) The Trustee agrees to indemnify the Trust Fund, the Insurer, the Depositor, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Insurer, the Depositor or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in
Article VIII or this Article X. In the event that Residential Funding is no longer the Master Servicer, the Trustee shall indemnify Residential Funding for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by Residential Funding as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

        (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Insurer, the Depositor, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Insurer, the Depositor, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

        (c) The Master Servicer agrees to indemnify the Trust Fund, the Insurer, the Depositor, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Insurer, the Depositor or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

                                          ARTICLE XI

                                   MISCELLANEOUS PROVISIONS

        Section 11.01.Amendment.

        (a) This Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee, with the consent of the Insurer and without the consent of any of the Certificateholders:

               (i) to cure any ambiguity,

               (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

               (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of REMIC I, REMIC II, REMIC III or REMIC IV as REMICs at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

               (iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date (without taking into account the Policies), as evidenced by a letter from each Rating Agency to such effect,

               (v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates by virtue of their being the "residual interests" in the Trust Fund provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating

        Agency to such effect, and (B) such change shall not, as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause the Trust Fund or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

               (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and is authorized or permitted under
        Section 11.09(d).

        (b) This Agreement or any Custodial Agreement may also be amended from time to time with the consent of the Insurer by the Depositor, the Master Servicer, the Trustee and the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

               (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

               (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66%, or

               (iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

        (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (at the expense of the party seeking such amendment) to the effect that such amendment is permitted under this Agreement and that such amendment or the exercise of any power granted to the Master Servicer, the Depositor or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause REMIC I, REMIC II, REMIC III or REMIC IV to fail to qualify as REMICs at any time that any Certificate is outstanding. The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities and this agreement or otherwise; provided however, such consent shall not be unreasonably withheld.

        (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

        (e) The Depositor shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class R Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class R Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the REMIC. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the REMIC, (ii) any such reserve fund shall be owned by the Depositor, and (iii) amounts transferred by the REMIC to any such reserve fund shall be treated as amounts distributed by the REMIC to the Depositor or any successor, all within the meaning of Treasury regulations
Section 1.860G-2(h). In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Depositor and such related insurer but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Depositor obtains an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any of REMIC I, REMIC II, REMIC III or REMIC IV to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Depositor elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Depositor may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Depositor shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

        (f) In addition to the foregoing, any amendment of Section 4.08 of this Agreement shall require the consent of the Limited Repurchase Right Holder as third-party beneficiary.

        Section 11.02.Recordation of Agreement; Counterparts.

        (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of the Insurer or the Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

        (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

        Section 11.03.Limitation on Rights of Certificateholders.

        (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

        (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

        (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee and the Insurer a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Insurer shall have given its written consent and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

        Section 11.04.Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

        Section 11.05. Notices.

        All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Depositor, 8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437, Attention: President (RAMP), or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Depositor;
(b) in the case of the Master Servicer, 2255 North Ontario Street, Burbank, California 91504-3120, Attention: Bond Administration or such other address as may be hereafter furnished to the Depositor and the Trustee by the Master Servicer in writing; (c) in the case of the Trustee, 4 New York Plaza, 6th Floor, New York, New York 10004, Attention: Institutional Trust Services/Global Debt, RAMP 2004-RS7 or such other address as may hereafter be furnished to the Depositor and the Master Servicer in writing by the Trustee; (d) in the case of Standard & Poor's, 55 Water Street, New York, New York 10041 Attention: Mortgage Surveillance or such other address as may be hereafter furnished to the Depositor, Trustee and Master Servicer by Standard & Poor's; (e) in the case of Moody's, 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Department, or such other address as may be hereafter furnished to the Depositor, the Trustee and the Master Servicer in writing by Moody's and (f) in the case of the Insurer, Ambac Assurance Corporation, One State Street Plaza, New York, New York 10004, Attention: Consumer Asset-Backed Securities Group or such other address as may be hereafter furnished to the Depositor, the Trustee and the Master Servicer in writing by the Insurer. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

        Section 11.06.Notices to Rating Agencies and the Insurer.

        The Depositor, the Master Servicer or the Trustee, as applicable, (a) shall notify each Rating Agency and the Insurer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below,
(b) shall notify the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of any of the events described in clause (a), (b), (c)(1), (g)(1) or (i) below, or (c) provide a copy to each Rating Agency and the Insurer at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

        (a) a material change or amendment to this Agreement,

        (b) the occurrence of an Event of Default,

        (c) (1) the termination or appointment of a successor Master Servicer or
(2) the termination or appointment of a successor Trustee or a change in the majority ownership of the Trustee,

        (d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under 152 any such instrument,

        (e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

        (f) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

        (g) (1) a change in the location of the Custodial Account or (2) a change in the location of the Certificate Account,

        (h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

        (i) the occurrence of the Final Distribution Date and

        (j) the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency, the Insurer and the Subservicer of any such event known to the Master Servicer. In addition to the above delivery requirements, the Depositor, the Master Servicer or the Trustee, as applicable, shall provide a copy to the Insurer, at such time as it otherwise is required to deliver pursuant to this Agreement, of any other written confirmation, written notice or legal opinion.

        Section 11.07.Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof or the Insurer.

        Section 11.08.Supplemental Provisions for Resecuritization.

        (a) This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Depositor or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Depositor may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Depositor, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement. Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary to the purposes thereof. In connection with each Supplemental Article, the Depositor shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of any of REMIC I, REMIC II, REMIC III or REMIC IV as a REMIC or result in the imposition of a tax upon the Trust Fund

(including but not limited to the tax on prohibited transaction as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code.

        Section 11.09.Rights of the Insurer.

        (a) The Insurer is an express third-party beneficiary of this Agreement.

        (b) On each Distribution Date the Trustee shall make available to the Insurer a copy of the reports made available to the Class A Certificateholders and the Depositor on such Distribution Date.

        (c) The Trustee shall provide to the Insurer copies of any report, notice, Opinion of Counsel, Officers' Certificate, request for consent or request for amendment to any document related hereto promptly upon the Trustee's production or receipt thereof.

        (d) Unless an Insurer Default exists, the Trustee and the Depositor shall not agree to any amendment to this Agreement without first having obtained the prior written consent of the Insurer, which consent shall not be unreasonably withheld.

        (e) So long as there does not exist a failure by the Insurer to make a required payment under one of the Policies, the Insurer shall have the right to exercise all rights of the Holders of the Class A Certificates under this Agreement without any consent of such Holders, and such Holders may exercise such rights only with the prior written consent of the Insurer, except as provided herein.

        (f) The Insurer shall not be entitled to exercise any of its rights hereunder so long as there exists a failure by the Insurer to make a required payment under one of the Policies.

        Section 11.10.Third Party Beneficiary.

        The Limited Repurchase Right Holder is an express third-party beneficiary of Section 4.08 of this Agreement, and shall have the right to enforce the related provisions of Section 4.08 of this Agreement as if it were a party hereto.

               IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.


[Seal]                                          RESIDENTIAL    ASSET    MORTGAGE
                                                PRODUCTS, INC.

Attest: /s/ Benita Bjorgo                       By: /s/ Mark White
        Name:  Benita Bjorgo                            Name: Mark White
        Title:   Vice President                         Title:  Vice President



[Seal] RESIDENTIAL FUNDING CORPORATION

Attest: /s/ Mark White                          By: /s/ Benita Bjorgo
        Name: Mark White                                Name: Benita Bjorgo
        Title: Associate                                Title:   Associate




[Seal]                                                            JPMORGAN CHASE
                                                                  BANK        as
                                                                  Trustee

Attest:   /s/ Eboni D. Dawkins                  By: /s/ Peggy L. Remy
        Name: Eboni D. Dawkins                          Name: Peggy L. Remy
        Title: Trust Officer                            Title: Trust Officer

STATE OF MINNESOTA              )
                                ) ss.:
COUNTY OF HENNEPIN              )

               On the 29th day of July, 2004 before me, a notary public in and for said State, personally appeared Mark White, known to me to be a Vice President of Residential Asset Mortgage Products, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                    Notary Public

                                                    _________________

[Notarial Seal]

STATE OF MINNESOTA              )
                                ) ss.:
COUNTY OF HENNEPIN              )

               On the 29th day of July, 2004 before me, a notary public in and for said State, personally appeared Benita Bjorgo, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                    Notary Public

                                                    __________________

[Notarial Seal]

STATE OF NEW YORK               )
                                ) ss.:
COUNTY OF NEW YORK              )

               On the 29th day of July 2004 before me, a notary public in and for said State, personally appeared Peggy L. Remy, known to me to be a Trust Officer of JPMorgan Chase Bank, a New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                    Notary Public

                                                    ___________________


[Notarial Seal]